PROSPECTUS

JUNE 28, 2005

STRATEGIC PARTNERS

NEW ERA GROWTH FUND

MID-CAP VALUE FUND

EACH FUND’S OBJECTIVE

Seeks long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds’ shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

3	Risk/Return Summary
3	Investment Objective and Principal Strategies
5	Principal Risks
6	Evaluating Performance
9	Fees and Expenses

12	How the Funds Invest
12	Investment Policies
15	Other Investments and Strategies
18	Investment Risks

23	How the Trust is Managed
23	Board of Trustees
23	Manager
23	Manager-of-Managers Structure
24	Investment Advisers and Portfolio Managers
26	Distributor
26	Disclosure of Portfolio Holdings

27	Fund Distributions and Tax Issues
27	Distributions
28	Tax Issues
29	If You Sell or Exchange Your Shares

31	How to Buy, Sell and Exchange Shares of the Funds
31	How to Buy Shares
42	How to Sell Your Shares
45	How to Exchange Your Shares
48	Telephone Redemptions or Exchanges
49	Expedited Redemption Privilege

51	Financial Highlights
51	Class A Shares
52	Class B Shares
53	Class C Shares
54	Class Z Shares
55	Mid Cap Value Fund
55	Class A Shares
56	Class B Shares
57	Class C Shares
58	Class Z Shares

For More Information (Back Cover)

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Risk/Return Summary

This section highlights key information about two of the four investment portfolios of Strategic Partners Opportunity Funds (the Trust). The Funds described in this prospectus are the Strategic Partners New Era Growth Fund (the New Era Growth Fund) and the Strategic Partners Mid-Cap Value Fund (the Mid-Cap Value Fund). We refer to the New Era Growth Fund and the Mid-Cap Value Fund individually as a Fund and together as the Funds.

The Board of Trustees of the Trust (the Board) and the Board of Directors of Strategic Partners Mutual Funds, Inc. (Strategic Partners Funds) recently approved proposals whereby the assets and liabilities of the Mid-Cap Value Fund would be exchanged for shares of Strategic Partners Relative Value Fund, a series of Strategic Partners Funds. Under the proposal, shares of each class of the Mid-Cap Value Fund would be exchanged at net asset value for identical share classes of equivalent value of Strategic Partners Relative Value Fund.

The transfer is subject to approval by the shareholders of the Mid-Cap Value Fund. A shareholder meeting is scheduled to be held in September 2005. [A proxy statement/prospectus relating to the transaction was mailed on or about                     , 2005 to Mid-Cap Value Fund shareholders of record as of                     , 2005.]

Under the terms of the proposal, shareholders of the Mid-Cap Value Fund would become shareholders of Strategic Partners Relative Value Fund as indicated above. No sales charges would be imposed on the proposed transfer. Strategic Partners Fund anticipates obtaining an opinion of fund counsel that the transaction will not result in a gain or loss to Mid-Cap Value Fund shareholders for federal income tax purposes.

If the transfer is approved by shareholders, Strategic Partners Relative Value Fund will acquire the name of, and will change its name to Strategic Partners Mid-Cap Value Fund.

Additional information concerning the Funds follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Each Fund

Each Fund’s investment objective is long-term growth of capital. This means we seek investments whose price will increase over several years. Each Fund’s strategy is to invest in the favorite stock selection ideas of one or more investment advisers (each an Adviser and collectively the Advisers). Each Adviser builds a portfolio with stocks in which it has the highest confidence and may invest more than 5% of the Fund’s assets in any one issuer. Each Fund may invest in foreign securities. Each Fund may actively and frequently trade its portfolio securities.

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Risk/Return Summary

During market declines, an Adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the Adviser invests. Conversely, in rising markets, an Adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the Adviser’s segment of the Fund.

Each Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental without shareholder approval.

While we make every effort to achieve our objective, we can’t guarantee success.

New Era Growth Fund

We normally invest at least 65% of the Fund’s total assets in equity-related securities of emerging U.S. companies that we believe have strong capital appreciation potential. Emerging companies may be of any size. These companies are expected to have products, technologies, management, markets and opportunities that will help achieve an earnings growth over time that is well above the growth rate of the overall U.S. economy.

Mid-Cap Value Fund

We normally invest at least 80% of the Fund’s investable assets in equity securities of mid-cap companies, that is, companies with total market capitalizations that lie within the range of market capitalizations of the companies listed in either the Russell Midcap Index or Standard & Poor’s MidCap 400 Index (measured at the time of purchase). Up to 20% of the Fund’s investable assets may be invested in foreign securities. The term “investable assets” in this prospectus refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Trust will provide 60 days’ prior written notice to Mid-Cap Value Fund shareholders of a change in that Fund’s non-fundamental policy of investing at least 80% of its investable assets in equity securities of mid-cap companies.

Security Selection

New Era Growth Fund. In deciding which stocks to buy, each Adviser uses what is known as a growth investment style. This means that an Adviser will invest in stocks that it believes could experience superior sales or earnings growth. Generally, an Adviser will consider selling or reducing a stock position when, in its opinion, the stock

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has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A stock’s price decline does not necessarily mean that an Adviser will sell the stock at that time.

Mid-Cap Value Fund. In deciding which stocks to buy, each Adviser uses what is known as a value investment style. This means that an Adviser will invest in stocks that it believes are undervalued based on its analysis of price-to-current earnings, book value, asset value, or other factors. We look for stocks meeting these criteria in all sectors of the market. Generally, an Adviser will consider selling or reducing a stock position when, in its opinion, the company no longer exhibits the characteristics that foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns, or which no longer meets the Adviser’s definition of a value stock. A price decline of a stock does not necessarily mean that an Adviser will sell the stock at that time.

PRINCIPAL RISKS

Each Fund

Although we try to invest wisely, all investments involve risk. Since each Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. A Fund’s holdings can vary significantly from broad market indexes; performance of the Fund can deviate from the performance of such indexes.

Each Fund is nondiversified, meaning we can invest in a relatively small number of issuers, compared to a diversified fund. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

Each Fund is subject to the price volatility of small- and medium-sized company stocks. Generally, the stock prices of small- and medium-sized companies vary more than the prices of large company stocks and may present greater risks.

Each Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. As a result, neither Fund is likely to receive significant dividend income on its portfolio securities.

Although it is not a principal strategy of either Fund, each Fund may actively and frequently trade its portfolio securities to achieve its investment objective. This may

Strategic Partners Funds	5

Risk/Return Summary

occur due to active portfolio management by each Adviser. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences.

Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with the Funds, see “How the Funds Invest—Investment Risks.”

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors—including risk—can affect how a Fund performs. The following bar charts show the performance of each Fund for each full calendar year of its operations. The bar charts and tables that follow demonstrate the risk of investing in each Fund by showing how its returns can change from year to year and by showing each Fund’s average annual total returns compared, both before and after taxes, with two broad-based securities market indexes and a group of similar mutual funds. The returns of market indexes do not include the effect of any sales charges, operating expenses of a mutual fund, or taxes. The returns of mutual fund peer groups reflect operating expenses, but not sales charges or taxes. Returns would be lower if they included the effects of these factors.

The Funds’ annual total returns do not include sales charges. If sales charges were included, the annual total returns would be less than those shown. In addition, without the contractual distribution and service (12b-1) fee waiver, the annual returns would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Past performance (before and after taxes) does not mean that a Fund will achieve similar results in the future.

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New Era Growth Fund

Annual Total Returns* (Class B Shares)

*	These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The return of the Class B shares for the quarter ended March 31, 2005 was -5.31%.

Average Annual Total Returns[1] (as of 12-31-2004)
	One Year	Since Inception (11-22-00)
Class A shares	12.08%	(5.60)%
Class C shares	16.73%	(5.00)%
Class Z shares	18.87%	(4.04)%
Class B Shares
Return Before Taxes	12.73%	(5.23)%
Return After Taxes on Distributions[2,3]	12.73%	(5.23)%
Return After Taxes on Distributions and Sale of Fund Shares[2,3]	8.28%	(4.11)%
Index (reflects no deduction for fees, expenses or taxes)
Russell Midcap® Growth Index[4]	15.48%	0.14%
S&P 500[5]	10.87%	(0.39)%
Lipper Average[6]	10.71%	(5.32)%

[1]	The Fund’s returns are after deduction of sales charges and operating expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only

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Risk/Return Summary

for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

[3]	The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
[4]	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with high price-to-book ratios and high forecasted growth values. Source: Lipper Inc.
[5]	The Standard & Poor’s 500 Index (S&P 500)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.
[6]	The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Growth Funds category. It reflects deductions of fund operating expenses, but not sales charges or taxes.

Mid-Cap Value Fund

Annual Total Returns* (Class B Shares)

*	These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The return of the Class B shares for the quarter ended March 31, 2005 was -1.49%.

Average Annual Total Returns[1] (as of 12-31-2004)
	One Year	Since Inception (5-31-02)
Class A shares	7.25%	8.54%
Class C shares	11.60%	10.08%
Class Z shares	13.80%	11.17%
Class B Shares
Return Before Taxes	7.60%	9.08%
Return After Taxes on Distributions	7.52%	9.05%
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	7.36%
Index (reflects no deduction for fees, expenses or taxes)
Russell Mid-Cap® Index[2]	20.22%	13.79%
Russell Mid-Cap® Value Index[3]	23.71%	14.95%
Lipper Average[4]	19.06%	8.24%

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[1]	The Fund’s returns are after deduction of sales charges and operating expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.
[2]	The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
[3]	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with relatively low price-to-book ratios and forecasted growth values.
[4]	The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Value Funds category. It reflects deductions for fund operating expenses, but not sales charges or taxes.

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of a Fund—Classes A, B, C and Z. Each share class has different sales charges—known as loads—and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see “How to Buy, Sell and Exchange Shares of the Funds.”

Shareholder Fees[1] (paid directly from your investment)
	Class A		Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None	None	None
Redemption fees	None		None	None	None
Exchange fee	None		None	None	None

[1]	Your broker may charge you a separate or additional fee for purchases and sales of shares.
[2]	Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential Financial, Inc. (Prudential).
[3]	The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
[4]	The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).

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Risk/Return Summary

Annual Fund Operating Expenses (deducted from Fund assets)
	Class A		Class B	Class C	Class Z
New Era Growth Fund
Management fees	.90%		.90%	.90%	.90%
+ Distribution and service (12b-1) fees	.30%	*	1.00%	1.00%	None
+ Other expenses	.43%		.43%	.43%	.43%
= Total annual Fund operating expenses	1.63%		2.33%	2.33%	1.33%
– Fee waiver*	.05%		None	None	None
= Net annual Fund operating expenses	1.58%		2.33%	2.33%	1.33%
Mid-Cap Value Fund
Management fees	.90%		.90%	.90%	.90%
+ Distribution and service (12b-1) fees	.30%	*	1.00%	1.00%	None
+ Other expenses	.28%		.28%	.28%	.28%
= Total annual Fund operating expenses	1.48%		2.18%	2.18%	1.18%
– Fee waiver*	.05%		None	None	None
= Net annual Fund operating expenses	1.43%		2.18%	2.18%	1.18%

*	For the fiscal year ended February 28, 2005, the Distributor of the Funds contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of each Fund’s Class A shares. This contractual waiver will remain in effect for the fiscal year ending February 28, 2006.

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Example

This example is intended to help you compare the fees and expenses of the Funds’ different share classes and the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual waiver of distribution and service (12b-1) fees for Class A shares is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects the conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
New Era Growth Fund
Class A shares	$702	$1,031	$1,383	$2,373
Class B shares	$736	$1,027	$1,345	$2,410
Class C shares	$336	$727	$1,245	$2,666
Class Z shares	$135	$421	$729	$1,601
Mid-Cap Value Fund
Class A shares	$688	$988	$1,309	$2,217
Class B shares	$721	$982	$1,269	$2,253
Class C shares	$321	$682	$1,169	$2,513
Class Z shares	$120	$375	$649	$1,432

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
New Era Growth Fund
Class A shares	$702	$1,031	$1,383	$2,373
Class B shares	$236	$727	$1,245	$2,410
Class C shares	$236	$727	$1,245	$2,666
Class Z shares	$135	$421	$729	$1,601
Mid-Cap Value Fund
Class A shares	$688	$988	$1,309	$2,217
Class B shares	$221	$682	$1,169	$2,253
Class C shares	$221	$682	$1,169	$2,513
Class Z shares	$120	$375	$649	$1,432

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How the Funds Invest

INVESTMENT POLICIES

Each Fund

In addition to common stocks in which each Fund primarily invests, equity-related securities include nonconvertible preferred stocks; convertible securities; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that we can convert into the company’s common stock or some other equity security.

REITs invest primarily in real estate or real estate mortgages and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders. While REITs themselves do not pay income taxes if they meet certain IRS requirements, the distributions they make to investors are taxable. The Mid-Cap Value Fund may invest in REITs as part of its principal investment strategy. The New Era Growth Fund may invest in REITs as a secondary strategy.

Investment Style

Each Fund intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

New Era Growth Fund

We may buy common stocks of companies of every size—small-, medium- and large-capitalization. The Fund may participate in the initial public offering (IPO) market. Securities purchased in IPOs may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund’s performance if it has a small asset base. As the Fund’s assets grow, the impact of IPO investments will decline, which may reduce the Fund’s total returns.

Calamos Advisors LLC (Calamos) portfolio managers, John P. Calamos, Nick P. Calamos and John P. Calamos, Jr. employ a top-down, bottom-up process focusing on stocks. The managers focus on long-term earnings sustainability and return on capital, along with a valuation overlay. The top-down view is used to set sector weights, which are influenced by macroeconomic themes such as the phase of the economic cycle, political factors, or the inflationary environment. The entire investment process is highly dependent on a number of proprietary research and pricing models.

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The portfolio managers of TCW Investment Management Company (TCW), Christopher J. Ainley, Douglas S. Foreman, CFA, and R. Brendt Stallings, CFA, take a bottom-up, fundamental research-based approach to stock selection. TCW are long-term investors and believe that over the long-term, stock prices follow earnings growth. Their strategy seeks to purchase securities of profitable, growing companies whose business prospects are believed by the team to be improperly estimated by consensus research.

Mid-Cap Value Fund

In selecting individual companies for investment, R. Elise Baum, a portfolio manager at Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury), leads a team that seeks mid-cap companies that are trading at the low end of their historical valuation ranges based on one or more factors, such as:

■	return on capital,

■	price/book, price/earnings or price/sales ratios,

■	strong management,

■	particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche,

■	the potential to increase earnings over an extended period of time, and

■	positive industry- or company-related developments over a 12 to 18 month period that may lead to a strong rebound.

Mercury also considers other factors, including the level of competition in an industry or the extent of government regulation. Mercury will also consider investing the Fund’s assets in a company that has suffered a recent earnings decline if Mercury believes that the decline is temporary or cyclical and will not significantly affect the company’s long-term growth prospects. Mercury expects to select up to about 50 to 60 different companies for investment.

In selecting mid-cap companies for investment, William C. Nygren, CFA, Robert M. Levy, CFA and Michael J. Mangan, CFA, CPA, portfolio managers at Harris Associates L.P. (Harris), believe that, over time, a company’s stock price converges with the company’s “true business value,” which Harris considers to be an estimate of the price that a knowledgeable buyer would pay to acquire the company’s entire business. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

■	free cash flows and intelligent investment of excess cash;

■	earnings that are growing and are reasonably predictable; and

■	high level of manager ownership.

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How the Funds Invest

Division of Assets

Strategy. Under normal conditions, Prudential Investments LLC (PI or the Manager) will determine the division of each Fund’s assets between its Advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the Advisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the allocations set by the Manager. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

Impact of Reallocations. Reallocations between the Advisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Advisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of a Fund or that the Advisers may simultaneously favor the same industry. The Manager will monitor each Fund’s overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if an Adviser buys a security as another Adviser sells it, the net position of a Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of a Fund and its shareholders. To maintain a Fund’s federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise been realized.

Although it is not a principal strategy of either Fund, each Fund may actively and frequently trade its portfolio securities to achieve its investment objective. For the fiscal years ended February 28, 2005 and February 29, 2004, the New Era Growth Fund had annual portfolio turnover rates of 116% and 144%, respectively. For the fiscal years ended February 28, 2005 and February 29, 2004, the Mid-Cap Value Fund had annual portfolio turnover rates of 46% and 46%, respectively. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover may occur due to active portfolio management by the Advisers or as a result of reallocations between Advisers. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund’s performance. It also can result in a greater amount of distributions constituting ordinary income rather than long-term capital gains.

For more information, see “Investment Risks” and the Statement of Additional Information, “Description of the Funds, Their Investments and Risks.” The Statement of

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Additional Information—which we refer to as the SAI—contains additional information about the Funds and the other two investment portfolios of the Trust. To obtain a copy, see the back cover page of this prospectus.

Each Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The New Era Growth Fund’s policy of investing at least 65% of the Fund’s total assets in the in equity-related securities of emerging U.S. companies that are believed to have strong capital appreciation potential is not fundamental. The Mid-Cap Value Fund’s policy of investing at least 80% of the Fund’s investable assets in equity securities of mid-cap companies also is not fundamental. The Board can change investment policies that are not fundamental without shareholder approval. If the Mid-Cap Value Fund’s non-fundamental policy of investing at least 80% of its investable assets in equity securities of mid-cap companies is changed, the Trust will provide 60 days’ prior written notice to Mid-Cap Value Fund shareholders.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies described above, we may also use the following investment strategies to try to increase a Fund’s returns or protect its assets if market conditions warrant.

Foreign Securities

We may invest in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

Money Market Instruments

Each Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, subject to each Fund’s normal investment policies. Money market instruments include the commercial paper of corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars).

Repurchase Agreements

Each Fund may use repurchase agreements, pursuant to which a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time.

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How the Funds Invest

This creates a fixed return for a Fund and is, in effect, a loan by the Fund. Each Fund uses repurchase agreements for cash management purposes only.

Temporary Defensive Investments

In response to adverse market, economic, political or other conditions, we may temporarily invest up to 100% of a Fund’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objectives, but can help to preserve a Fund’s assets when the equity markets are unstable.

U.S. Government Securities

Each Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government which guarantees the payment of principal and interest, but not market value. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Short Sales

Each Fund may make short sales of a security. This means that a Fund may sell a security that it does not own when we think the value of the security will decline. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Each Fund also may make short sales “against the box.” In a short sale against the box, at the time of sale, a Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, a Fund gives up the opportunity for capital appreciation in the security. Up to 25% of each Fund’s net assets may be subject to short sales.

Derivative Strategies

We may use various derivative strategies to try to improve a Fund’s returns. We also may use hedging techniques to try to protect a Fund’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives—such as futures, options, swaps, foreign currency forward contracts, and options on futures—involve costs and can be volatile. With derivatives, an Adviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We

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may use derivatives to try to reduce risk or to increase return consistent with a Fund’s overall investment objective. An Adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset a Fund’s underlying positions and this could result in losses to a Fund that would not otherwise have occurred. In particular, this will be the case when we use derivatives for return enhancement. Derivatives that involve leverage could magnify losses.

Options. Each Fund may purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. A Fund will sell only covered options.

Futures Contracts and Related Options. A Fund may purchase and sell stock index futures contracts and related options on stock index futures. A Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset on a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and a Fund makes daily margin payments based on price movements in the index. Each Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

Additional Strategies

Each Fund also follows certain policies when it borrows money (each Fund can borrow up to 33 1/3% of the value of its total assets and pledge up to 33 1/3% of it total assets to secure these borrowings); purchases shares of affiliated investment companies (each Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lends its securities to others for cash management purposes (each Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a

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How the Funds Invest

readily available market and repurchase agreements with maturities longer than seven days). Each Fund is “nondiversified,” meaning it can invest more than 5% of its total assets in the securities of any one issuer. Each Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

For more information about these strategies, see the SAI, “Description of the Funds, Their Investments and Risks—Risk Management and Return Enhancement Strategies.”

INVESTMENT RISKS

All investments involve risk, and investing in the Funds is no exception. Since a Fund’s holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds’ principal investments and of certain other non-principal investments that the Funds may make. Unless otherwise noted, a Fund’s ability to engage in a particular type of investment is expressed as a percentage of investable assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, “Description of the Funds, Their Investments and Risks” in the SAI.

Investment Type

% of Investable Assets	Risks	Potential Rewards

Equity-related securities New Era Growth Fund At least 65% of total assets Mid-Cap Value Fund At least 80%

■  Individual stocks could lose value

■  The equity markets could go down, resulting in a decline in value of the Fund’s investments

■  Changes in economic or political conditions, both domestic and international, may result in a decline in value of a Fund’s investments

■  Historically, stocks have outperformed other investments over the long term

■  Generally, economic growth means higher corporate profits, which lead to an increase in stock prices, known as capital appreciation

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Equity-related securities of small- and medium-sized companies New Era Growth Fund Up to 100% Mid-Cap Value Fund At least 80%

■  Stocks of small and medium-sized companies are more volatile and may decline more than those in the S&P 500

■  Smaller companies are more likely to reinvest earnings and not pay dividends

■  Changes in interest rates may affect the securities of small and medium-sized companies more than the securities of larger companies

■ Highly successful small and medium-sized companies can outperform larger ones

Foreign securities New Era Growth Fund Up to 35%; usually less than 10% Mid-Cap Value Fund Up to 20%

■  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as in the U.S.

■  Currency risk—adverse changes in the values of foreign currencies can cause losses

■  May be less liquid than U.S. stocks and bonds

■  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risk

■  Investors can participate in the growth of foreign markets through investment in companies operating in those markets

■  May profit from a favorable change in the values of foreign currencies

■  Opportunities for diversification

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How the Funds Invest

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Real estate investment trusts (REITs) All Funds Up to 25%; usually less than 10%

■  Performance depends on the strength of real estate market, REIT management and property management, which can be affected by many factors, including national and regional economic conditions

■  REITs invested primarily in real estate mortgages may be affected by the quality of any credit extended and the timing of payment

■  Real estate holdings can generate good returns from rents, rising market values, etc.

■  Greater diversification of real estate investments than direct ownership

■  Provides diversification in an investment portfolio

Derivatives Each Fund Percentage varies; usually less than 10%

■  The value of derivatives (such as futures and options) that are used to hedge a portfolio security is determined independently from that security and could result in a loss to a Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security

■  Derivatives may not have the intended effects and may result in losses or missed opportunities

■  The counterparty to a derivatives contract could default

■  Derivatives can increase share price volatility and those that involve leverage could magnify losses

■  May be difficult to value precisely or sell at the time or price desired

■  Certain types of derivatives involve costs to a Fund that can reduce returns

■  Derivatives could make money and protect against losses if the investment analysis proves correct

■  One way to manage a Fund’s risk/return balance is by locking in the value of an investment ahead of time

■  Derivatives that involve leverage could generate substantial gains at low cost

■  Hedges that correlate well with an underlying position can reduce or eliminate volatility of investment income or capital gains at low cost

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

U.S. government securities New Era Growth Fund Up to 35%; usually less than 10% Mid-Cap Value Fund Up to 20%; usually less than 10%

■  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt, and are subject to risk of default like private issuers

■  Limits potential for capital appreciation

■  Market risk—the risk that the market value of a security will move up or down, often in the opposite direction from interest rates.

■  Interest rate risk—the risk that the value of most debt obligations will fall when interest rates rise; the longer its maturity, the more its value typically falls

■ May preserve a Fund’s assets ■ Principal and interest may be guaranteed by the U.S. government

Short sales Each Fund Up to 25% of net assets; usually less than 10%

■  May magnify underlying investment losses

■  Share price volatility can magnify losses because underlying security must be replaced at a specific time

■  Investment costs may exceed potential underlying investment gains

■ May magnify underlying investment gains

Illiquid securities Each Fund Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

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How the Funds Invest

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Money market instruments

New Era Growth Fund

Up to 35% of total assets under normal circumstances and up to 100% of total assets on a temporary basis

Mid-Cap Value Fund

Up to 20% of total assets under normal circumstances; up to 100% of total assets on a temporary basis

■  Limits potential for capital appreciation

■  Credit risk—the risk that the default of an issuer would leave a Fund with unpaid interest or principal

■  Market risk—the risk that the market value of an investment may move up or down. Market risk may affect an industry, a sector or the market as a whole

■ May preserve a Fund’s assets

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How the Trust is Managed

BOARD OF TRUSTEES

The Board oversees the actions of the Manager, the Advisers and the Distributor, and decides on general policies. The Board also oversees the Trust’s officers, who conduct and supervise the daily business operations of each Fund.

MANAGER

Prudential Investments LLC (PI)

Gateway Center Three, 100 Mulberry Street

Newark, NJ 07102-4077

Under a management agreement with the Trust, PI manages each Fund’s investment operations and administers its business affairs. PI has responsibility for all investment advisory services and supervises the Advisers. For the fiscal year ended February 28, 2005, each Fund paid PI management fees equal to an annual rate of 0.90% of its average net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2005, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $88.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of any prospective Advisers for the Trust. In evaluating a prospective Adviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Funds’ Advisers.

MANAGER-OF-MANAGERS STRUCTURE

With respect to each Fund, PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with Advisers. Shareholders of the Funds still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order.

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How the Trust is Managed

INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreements is available in the Fund’s semi-annual report (for agreements approved during the six month period ended August 31) and in the Fund’s annual report (for agreements approved during the six month period ended February 28).

New Era Growth Fund

Calamos and TCW Investment Management Company are the Fund’s Advisers.

Calamos Advisors LLC is a wholly-owned subsidiary of Calamos Holdings LLC. As of March 31, 2005, Calamos managed approximately $38.2 billion in assets for institutions, individuals, investment companies and hedge funds. Calamos’ address is 2020 Calamos Court, Naperville, IL 60563.

John P. Calamos, Sr. President of Calamos Advisors LLC and Chief Investment Officer of Calamos Advisors LLC, Nick P. Calamos, Executive Vice President of Calamos and co-Chief Investment Officer and John P. Calamos, Jr., Executive Vice President of Calamos, have managed Calamos’s portion of the New Era Growth Fund since December 2002. John Calamos Sr. and Nick P. Calamos have managed money together for nearly 20 years.

TCW Investment Management Company, a member of the TCW Group (TCW),

is a diversified investment management company based in Los Angeles, California. Founded in 1971, TCW provides asset management services to a wide range of institutional and individual clients. TCW is majority owned by Societe Generale, a Paris-based bank. As of March 31, 2005, TCW had approximately $110 billion in assets under management across equity, fixed income, balanced and international/global products. TCW’s address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

Christopher J. Ainley, Douglas S. Foreman, CFA, and R. Brendt Stallings, CFA, are the co-portfolio managers for the segment of the Fund’s assets advised by TCW. Mr. Ainley, Group Managing Director—U.S. Equities joined TCW in 1994 and has 16 years of investment experience. Previously, Mr. Ainley spent two years at Putnam Investments as a Vice President and Analyst in the Equity Research Group and then as a Portfolio Manager for the Core Equity Group. Mr. Foreman, Group Managing Director, CIO—U.S. Equities also joined TCW in 1994 and has 17 years of experience. Previously, Mr. Foreman spent eight years at Putnam Investments in Boston. At Putnam, he spent his last five years managing institutional accounts and mutual funds for clients. Mr. Stallings, Managing Director—U.S. Equities joined the TCW Equities Research Department in 1996 and has 9 years of experience. He currently serves as a Portfolio Manager for the Growth Equities and Mid-Cap Growth Strategies.

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Mid-Cap Value Fund

Mercury and Harris serve as the Fund’s Advisers.

Mercury was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Mercury and its affiliates had approximately $473 billion in investment company and other portfolio assets under management as of March 31, 2005. Mercury’s address is 800 Scudders Mill Road, Plainsboro, NJ 08536.

R. Elise Baum is a Vice President and the portfolio manager of the Fund, and is primarily responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Ms. Baum has been a Managing Director of Merrill Lynch Investment Managers since 2000, was a First Vice President thereof from 1999 to 2000, and a Director thereof from 1997 to 1999. Ms. Baum has been the Fund’s portfolio manager since inception.

Harris Associates, L.P.’s parent company is IXIS Asset Management North America, L.P. (formerly known as CDC IXIS Asset Management North America, L.P.), which owns, in addition to Harris Associates L.P., 15 asset management and distribution and service entities that managed $167 billion in assets as of September 30, 2004. Harris manages the Oakmark Family of Funds’ investments and business affairs. Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1976. Harris had approximately $60 billion in investment company and other portfolio assets under management as of March 31, 2005. Harris’ address is Two North LaSalle Street, Chicago, IL 60602-3790.

William C. Nygren, CFA, Robert M. Levy, CFA and Michael J. Mangan, CFA, CPA, are the co-portfolio managers for the Harris-advised portion of the Fund. Mr. Nygren also co-manages the Oakmark Select Fund and the Oakmark Fund. A Portfolio Manager at Harris, Mr. Nygren joined Harris in 1983. Chairman and CIO of Harris, Mr. Levy joined Harris in 1985. A Portfolio Manager at Harris, Mr. Mangan joined Harris in 1997, prior to which he was a portfolio manager with Stein, Roe & Farnham.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

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How the Trust is Managed

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes each Fund’s shares under a Distribution Agreement with the Trust. Each Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing each Fund’s Class A, B, C and Z shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is described in the SAI and on the Funds’ website at www.strategicpartners.com. Each Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website within approximately 60 days after the end of the fiscal quarter. In addition, each Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Funds’ website no earlier than 15 days after the end of each month, and will be available on the Fund’s website for at least six months from the posting date. These postings can be located at www.strategicpartners.com.

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Fund Distributions and Tax Issues

Investors who buy shares of the Funds should be aware of some important tax issues. For example, each Fund distributes dividends of ordinary income and any realized net capital gains to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from a Fund also may be subject to state and local income taxes.

Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice and information concerning state or local taxes, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes dividends of any net investment income to shareholders—typically once a year. For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund’s income is more than its costs and expenses. The dividends you receive from a Fund will be taxed as ordinary income whether or not they are reinvested in the Fund. However, certain dividends paid by a Fund to non-corporate shareholders may be eligible for tax rates applicable to long-term capital gains (currently a maximum of 15%). In addition, a portion of the dividends paid to corporate shareholders may be eligible for the 70% dividends-received deduction.

Each Fund also distributes realized net capital gains to shareholders—typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund’s total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if a security is held more than one year before it is sold, long-term capital gains received from the Fund are taxed at rates of up to 15%, but if the security is held one year or less, short-term capital gains received from the Fund are taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.

For your convenience, a Fund’s distributions of dividends and capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay

Strategic Partners Funds	27

Fund Distributions and Tax Issues

the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see “Step 4: Additional Shareholder Services” in the next section.

TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year, unless you own shares of a Fund as part of a qualified or tax-deferred plan or account. If you do own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder’s country.

Generally, “interest related dividends” and “short-term capital gains dividends” received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid for taxable years beginning after December 31, 2004 and before January 1, 2008. Both “interest-related dividends” and “short-term capital gains dividends” must be designated as such by a written notice mailed to shareholders no later than 60 days after a Fund’s taxable year. [It is expected that each Fund will designate dividends as “interest-related dividends” or “short-term capital gains dividends” and therefore certain dividends paid to foreign shareholders may be eligible for this exemption.]

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If You Purchase Just Before Record Date

If you buy shares of a Fund just before the record date (the date for a distribution that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you’ve done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying federal income taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free for federal income tax purposes.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any Fund shares for a profit, you will have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell Fund shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). If you acquire Fund shares and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your Fund shares for the shares of another Strategic PartnersSM mutual fund is considered a sale for federal income tax purposes. In other words, it’s a

Strategic Partners Funds	29

Fund Distributions and Tax Issues

taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you will have capital gains, which are subject to the federal income taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a “taxable event” for federal income tax purposes because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see “Class B Shares Convert to Class A Shares After Approximately Seven Years” in the next section.

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How to Buy, Sell and Exchange Shares of

the Funds

HOW TO BUY SHARES

Step 1: Open an Account

If you don’t have an account with a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC (PMFS), at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC

Attn: Investment Services

P.O. Box 8179

Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund’s sale of its shares.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Funds, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.

■	Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004). The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

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How to Buy, Sell and Exchange Shares of the Funds

When choosing a share class, you should consider the following factors:

■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■	The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally only appropriate for investors who plan to hold their shares no more than 3 years.

■	The different sales charges that apply to each share class—Class A’s front-end sales charge vs. Class B’s CDSC vs. Class C’s low CDSC.

■	The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase on a quarterly basis.

■	Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z shares.

See “How to Sell Your Shares” for a description of the impact of CDSCs.

Some investors purchase or sell shares of a Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.

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Share Class Comparison. Use this chart to help you compare the Funds’ different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None
Maximum initial sales charge	5.50% of the public offering price	None		None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6	5% 4% 3% 2% 1%	1% on sales made within 12 months of purchase	None
		Year 7	0%
Annual distribution (12b-1) and service fees shown as a percentage of average net assets[4]	.30 of 1%	1%		1%	None

[1]	The minimum initial investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum investment for purchases made through the Automatic Investment Plan is $50. For more information, see “Additional Shareholder Services—Automatic Investment Plan.”
[2]	For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
[3]	Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are not subject to an initial sales charge but are subject to 1% CDSC (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).
[4]	These distribution and service (12b-1) fees are paid from each Fund’s assets on a continuous basis. The service fee for each of Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ended February 28, 2005, the Distributor contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This contractual waiver will remain in effect for the fiscal year ending February 28, 2006.

Strategic Partners Funds	33

How to Buy, Sell and Exchange Shares of the Funds

Reducing or Waiving Class A’s Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A’s initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A’s sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million and above*	None	None	1.00%	**

*	If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).
**	For investments of $5 million to $9,999,999, the dealer allowance is 0.50%. For investments of $10 million and above, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

■	Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of a Fund with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

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Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A’s initial sales charge.

An eligible group of related investors includes any combination of the following:

■	an individual;

■	the individual’s spouse, their children and parents;

■	the individual’s and spouse’s IRA;

■	any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;

■	a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; and

■	a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual’s spouse.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■	for Class A shares, the value of existing shares is determined by the maximum offering price (net asset value per share (NAV) plus maximum sales charge) as of the previous business day, and

■	for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific

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How to Buy, Sell and Exchange Shares of the Funds

form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchase by certain retirement or benefit plans affiliated with Prudential).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■	Mutual fund “wrap” or asset allocation programs; where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs; where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■	certain directors/trustees, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

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■	persons who have retired directly from active service with Prudential or one of its subsidiaries;

■	certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■	registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■	investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A’s Sales Charge. Additional information concerning the reduction or waiver of Class A initial sales charges is available in the SAI, which is available free of charge upon request. The Funds also make available free of charge, on the Funds’ website at www.strategicpartners.com, in a clear and prominent format, information relating to each Fund’s Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Funds’ website includes hyperlinks that facilitate access to this information.

The Distributor may reallow Class A’s sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that

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includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs, where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

■	Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund),

■	Prudential, with an investment of $10 million or more, and

■	Qualified state tuition programs (529 plans).

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Conversion Feature—Class B Shares.”

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Step 3: Understanding the Price You’ll Pay

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund—known as the net asset value per share or NAV—is

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

determined by a simple calculation: it’s the total value of a Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

Each Fund’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. Each Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that a Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time a Fund determines its NAV. Each Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or the applicable Adviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security’s quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before Fund shares are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by each Fund as of the close of the security’s primary market. Fair value pricing procedures are designed to result in prices for each Fund’s securities and its net asset value that are reasonable in

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light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of either Fund’s NAV by short-term traders.

With respect to any portion of a Fund’s assets that are invested in one or more open-end investment companies, the Fund’s net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests.

We determine each Fund’s NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, a Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, a Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine a Fund’s NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund’s portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the price of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you’ll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you’re entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received after the close of regular trading on the NYSE.

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Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, each Fund pays out—or distributes—its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the applicable Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC

Attn: Account Maintenance

P.O. Box 8159

Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus

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per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund’s prospectus, Shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Funds for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.

When you sell shares of a Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier’s check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

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If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an “eligible guarantor institution.” An “eligible guarantor institution” includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares—Signature Guarantee.”

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004), you will have to pay a contingent deferred sales charge (CDSC). In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■	Amounts representing shares you purchased with reinvested dividends and distributions,

■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares (18 months of purchase for Class C shares purchased prior to February 2, 2004), and six years for Class B shares, and

■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares (18 months of purchase for Class C shares purchased prior to February 2, 2004), and six years for Class B shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the “Share Class Comparison” chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement or benefit plans affiliated with

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Prudential). The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares—which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you’ve held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC—Class B Shares

The CDSC will be waived if the Class B shares are sold:

■	After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability

■	To provide for certain distributions—made without IRS penalty—from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

■	On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Waiver of Contingent Deferred Sales Charge—Class B Shares.”

Waiver of the CDSC—Class C Shares

Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of a Fund’s net assets, we can then give you securities

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from the Fund’s portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days’ notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid.

In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares.”

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in any other JennisonDryden or Strategic Partners mutual fund—including certain money market funds—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can’t exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at

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redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days’ notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19101

There is no sales charge for exchanges. However, if you exchange—and then sell—Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase (18 months of purchase for Class C shares purchased prior to February 2, 2004), you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market fund will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, “Shareholder Investment Account—Exchange Privilege.”

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so a Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover,

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frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Mutual funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Mutual funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Transfer Agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into a Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Trust’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into a Fund by a shareholder who has violated this policy. Moreover, a Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in that Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (“Intermediaries”), Intermediaries maintain the individual beneficial owner records and submit to that Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund

Strategic Partners Funds	47

How to Buy, Sell and Exchange Shares of the Funds

communicates to Intermediaries in writing that it expects the Intermediaries to handle orders consistently with each Fund’s Policies as set forth in each Fund’s Prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or strict restrictions on transfer by beneficial owners. Consistent with the restrictions described above, investments in a Fund through retirement programs administered by Prudential Retirement may be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing a Fund. If necessary, a Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that the Funds, the Transfer Agent or the Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your Fund shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the applicable Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day’s NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

48	Visit our website at www.strategicpartners.com

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the relevant Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Expedited Redemption Privilege” in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about a Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, each Fund may receive placement on a financial service firm’s preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling Fund shares than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell Fund shares to you and in doing so may create conflicts of interest between the firms’ financial interests and their duties to

Strategic Partners Funds	49

How to Buy, Sell and Exchange Shares of the Funds

customers. In exchange for revenue sharing payments, each Fund also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm’s customers).

Payments under revenue sharing arrangements are made out of the Manager’s or Distributor’s own resources and without additional direct cost to either Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by each Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative’s charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding Fund shares, a periodic flat fee for set-up and maintenance of a Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial service provider for details about any revenue sharing payments it may receive.

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Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of each Fund since its inception. Certain information reflects financial results for a single Fund share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of a Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Trust’s annual report, along with the Trust’s audited financial statements and report of the independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

New Era Growth Fund

For the fiscal years ended February 28, 2005 and February 29, 2004 the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for the periods presented through February 28, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares

Per Share Operating Performance	Year Ended February 28, 2005[d]	Year Ended February 29, 2004[d]	Year Ended February 28, 2003[d]	Year Ended February 28, 2002[d]	November 22, 2000[a] through February 28, 2001
Net asset value, beginning of period	$7.41	$4.78	$6.52	$9.05	$10.00
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.09)	(0.07)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.79	2.72	(1.67)	(2.44)	(0.93)
Total from investment operations	0.69	2.63	(1.74)	(2.53)	(0.95)
Net asset value, end of period	$8.10	$7.41	$4.78	$6.52	$9.05
Total return[b]	9.31%	55.02%	(26.69)%	(27.96)%	(9.50)%

Ratios/Supplemental Data
Net assets, end of period (000)	$17,680	$20,491	$16,674	$32,440	$63,565
Average net assets (000)	$19,139	$19,423	$23,274	$47,807	$72,881
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees[f]	1.58%	1.66%	1.67%	1.54%	1.64%[c]
Expenses, excluding distribution and service (12b-1) fees	1.33%	1.41%	1.42%	1.29%	1.39%[c]
Net investment loss	(1.29)%	(1.42)%	(1.26)%	(1.15)%	(0.90)%[c]
For Class A, B, C and Z shares:
Portfolio turnover rate	116%	144%	236%	196%	62%[e]

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
[c]	Annualized.
[d]	Calculations are based on average shares outstanding during the year.
[e]	Not annualized.
[f]	The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of 1% of the average daily net assets of the Class A shares.

Strategic Partners Funds	51

Financial Highlights

New Era Growth Fund

Class B Shares

Per Share Operating Performance	Year Ended February 28, 2005[d]	Year Ended February 29, 2004[d]	Year Ended February 28, 2003[d]	Year Ended February 28, 2002[d]	November 22, 2000[a] through February 28, 2001
Net asset value, beginning of period	$7.23	$4.70	$6.46	$9.04	$10.00
Income (loss) from investment operations:
Net investment loss	(0.15)	(0.13)	(0.11)	(0.15)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.77	2.66	(1.65)	(2.43)	(0.92)
Total from investment operations	0.62	2.53	(1.76)	(2.58)	(0.96)
Net asset value, end of period	$7.85	$7.23	$4.70	$6.46	$9.04
Total return[b]	8.58%	53.83%	(27.24)%	(28.54)%	(9.60)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$44,128	$51,687	$38,471	$68,825	$114,003
Average net assets (000)	$46,919	$47,021	$51,273	$91,189	$124,911
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.33%	2.41%	2.42%	2.29%	2.39%[c]
Expenses, excluding distribution and service (12b-1) fees	1.33%	1.41%	1.42%	1.29%	1.39%[c]
Net investment loss	(2.05)%	(2.17)%	(2.01)%	(1.90)%	(1.67)%[c]

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
[c]	Annualized.
[d]	Calculations are based on average shares outstanding during the year.

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New Era Growth Fund

Class C Shares

Per Share Operating Performance	Year Ended February 28, 2005[d]	Year Ended February 29, 2004[d]	Year Ended February 28, 2003[d]	Year Ended February 28, 2002[d]	November 22, 2000[a] through February 28, 2001
Net asset value, beginning of period	$7.23	$4.70	$6.46	$9.04	$10.00
Income (loss) from investment operations:
Net investment loss	(0.15)	(0.13)	(0.11)	(0.15)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.77	2.66	(1.65)	(2.43)	(0.92)
Total from investment operations	0.62	2.53	(1.76)	(2.58)	(0.96)
Net asset value, end of period	$7.85	$7.23	$4.70	$6.46	$9.04
Total return[b]	8.58%	53.83%	(27.24)%	(28.54)%	(9.60)%

Ratios/Supplemental Data
Net assets, end of period (000)	$30,882	$37,046	$29,180	$55,707	$100,163
Average net assets (000)	$33,156	$34,773	$40,817	$76,432	$110,152
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.33%	2.41%	2.42%	2.29%	2.39%[c]
Expenses, excluding distribution and service (12b-1) fees	1.33%	1.41%	1.42%	1.29%	1.39%[c]
Net investment loss	(2.05)%	(2.17)%	(2.01)%	(1.90)%	(1.67)%[c]

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
[c]	Annualized.
[d]	Calculations are based on average shares outstanding during the year.

Strategic Partners Funds	53

Financial Highlights

New Era Growth Fund

Class Z Shares

Per Share Operating Performance	Year Ended February 28, 2005[d]	Year Ended February 29, 2004[d]	Year Ended February 28, 2003[d]	Year Ended February 28, 2002[d]	November 22, 2000[a] through February 28, 2001
Net asset value, beginning of period	$7.47	$4.81	$6.54	$9.07	$10.00
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.07)	(0.06)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.81	2.73	(1.67)	(2.46)	(0.91)
Total from investment operations	0.73	2.66	(1.73)	(2.53)	(0.93)
Net asset value, end of period	$8.20	$7.47	$4.81	$6.54	$9.07
Total return[b]	9.77%	55.30%	(26.45)%	(27.89)%	(9.30)%

Ratios/Supplemental Data
Net assets, end of period (000)	$4,597	$5,304	$4,774	$14,004	$36,565
Average net assets (000)	$4,887	$5,083	$8,072	$23,491	$43,658
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.33%	1.41%	1.42%	1.29%	1.39%[c]
Expenses, excluding distribution and service (12b-1) fees	1.33%	1.41%	1.42%	1.29%	1.39%[c]
Net investment loss	(1.05)%	(1.18)%	(1.02)%	(0.89)%	(0.65)%[c]

[a]	Commencement of investment operations.
[b]	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
[c]	Annualized.
[d]	Calculations are based on average shares outstanding during the year.

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Mid-Cap Value Fund

For the fiscal years ended February 28, 2005 and February 29, 2004 the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements were unqualified. The financial highlights for the periods presented through February 28, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004	May 31, 2002[a] through February 28, 2003
Net asset value, beginning of period	$12.11	$7.77	$10.00
Income (loss) from investment operations:
Net investment loss	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	0.88	4.42	(2.18)
Total from investment operations	0.81	4.34	(2.23)
Less distributions
Distributions from net realized gains on investments	(0.04)	—	—
Net asset value, end of period	$12.88	$12.11	$7.77
Total return[b]	6.73%	55.86%	(22.30)%

Ratios/Supplemental Data
Net assets, end of period (000)	$21,976	$24,265	$21,524
Average net assets (000)	$22,071	$23,072	$27,029
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees[e]	1.43%	1.52%	1.66%[c]
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.27%	1.41%[c]
Net investment loss	(0.53)%	(0.67)%	(0.63)%[c]
For Class A, B, C and Z shares:
Portfolio turnover	46%	46%	62%[d]

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
[c]	Annualized.
[d]	Not annualized for periods of less than one full year.
[e]	During each fiscal year or period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares. This contractual waiver will remain in effect for the fiscal year ending February 28, 2006.

Strategic Partners Funds	55

Financial Highlights

Mid-Cap Value Fund

Class B Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004	May 31, 2002[a] through February 28, 2003
Net asset value, beginning of period	$11.95	$7.72	$10.00
Income (loss) from investment operations:
Net investment loss	(0.17)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investment transactions	0.88	4.38	(2.19)
Total from investment operations	0.71	4.23	(2.28)
Less distributions
Distributions from net realized gains on investments	(0.04)	—	—
Net asset value, end of period	$12.62	$11.95	$7.72
Total return[b]	5.98%	54.79%	(22.80)%

Ratios/Supplemental Data
Net assets, end of period (000)	$57,952	$63,343	$45,523
Average net assets (000)	$59,026	$55,320	$52,075
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.18%	2.27%	2.41%[c]
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.27%	1.41%[c]
Net investment loss	(1.28)%	(1.41)%	(1.37)%[c]

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
[c]	Annualized.

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Mid-Cap Value Fund

Class C Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004	May 31, 2002[a] through February 28, 2003
Net asset value, beginning of period	$11.95	$7.72	$10.00
Income (loss) from investment operations:
Net investment loss	(0.17)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investment transactions	0.88	4.38	(2.19)
Total from investment operations	0.71	4.23	(2.28)
Less distributions
Distributions from net realized gains on investments	(0.04)	—	—
Net asset value, end of period	$12.62	$11.95	$7.72
Total return[b]	5.98%	54.79%	(22.80)%

Ratios/Supplemental Data
Net assets, end of period (000)	$41,813	$47,408	$37,284
Average net assets (000)	$43,277	$43,796	$43,641
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.18%	2.27%	2.41%[c]
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.27%	1.41%[c]
Net investment loss	(1.29)%	(1.41)%	(1.38)%[c]

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
[c]	Annualized.

Strategic Partners Funds	57

Financial Highlights

Mid-Cap Value Fund

Class Z Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004	May 31, 2002[a] through February 28, 2003
Net asset value, beginning of period	$12.15	$7.78	$10.00
Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.89	4.42	(2.19)
Total from operations	0.85	4.37	(2.22)
Less distributions
Distributions from net realized gains on investments	(0.04)	—	—
Net asset value, end of period	$12.96	$12.15	$7.78
Total return[b]	7.04%	56.17%	(22.20)%

Ratios/Supplemental Data
Net assets, end of period (000)	$17,887	$21,050	$18,109
Average net assets (000)	$19,150	$18,955	$23,663
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.18%	1.27%	1.41%[c]
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.27%	1.41%[c]
Net investment loss	(0.29)%	(0.41)%	(0.38)%[c]

[a]	Commencement of investment operations.
[b]	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
[c]	Annualized.

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Notes

Strategic Partners Funds	59

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Notes

Notes

Strategic Partners Funds	61

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Notes

Notes

Strategic Partners Funds	63

FOR MORE INFORMATION

Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact:

■ MAIL	■ TELEPHONE	■ WEBSITE
Prudential Mutual Fund Services LLC PO Box 8098 Philadelphia, PA 19101	(800) 225-1852 (973) 367-3529 (from outside the U.S.)	www.strategicpartners.com

E-DELIVERY

To receive your mutual fund documents online, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■ Outside Brokers Should Contact:	■ TELEPHONE
Prudential Investment Management Services LLC PO Box 8310 Philadelphia, PA 10101	(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission (SEC) as follows:

■ MAIL	■ ELECTRONIC REQUEST
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	publicinfo@sec.gov Note: The SEC charges a fee to copy documents.

■ IN PERSON	■ VIA THE INTERNET
Public Reference Room in Washington, DC For hours of operation and location, call (202) 942-8090.	on the EDGAR database at http//www.sec.gov

Additional information about the Funds’ investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Funds and may make other shareholder inquiries through the telephone number, address and website listed above.

■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year)	■ SEMIANNUAL REPORT

Strategic Partners New Era Growth Fund
Share Class	A	B	C	Z
Nasdaq	SNGAX	SNGBX	SNGCX	SNGZX
CUSIP	86276R502	86276R601	86276R700	86276R809

Strategic Partners Mid-Cap Value Fund
Share Class	A	B	C	Z
Nasdaq	SPMCA	SPMCB	SPMCC	SPMCZ
CUSIP	86276R841	86276R833	86276R825	86276R817

MFSP500AInvestment Company Act File No. 811-09805

Jennison Select Growth Fund

JUNE 28, 2005	PROSPECTUS

FUND TYPE

Large and Medium capitalization stocks

OBJECTIVE

Long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

3	Risk/Return Summary
3	Investment Objective and Principal Strategies
4	Principal Risks
4	Evaluating Performance
7	Fees and Expenses

9	How the Fund Invests
9	Investment Policies
10	Other Investments and Strategies
14	Investment Risks

19	How the Trust is Managed
19	Board of Trustees
19	Manager
19	Manager-of-Managers Structure
20	Submanager
20	Investment Adviser
20	Portfolio Managers
21	Distributor
21	Disclosure of Portfolio Holdings

22	Fund Distributions and Tax Issues
22	Distributions
23	Tax Issues
24	If You Sell or Exchange Your Shares

26	How to Buy, Sell and Exchange Shares of the Fund
26	How to Buy Shares
37	How to Sell Your Shares
40	How to Exchange Your Shares
43	Telephone Redemptions or Exchanges
43	Expedited Redemption Privilege

46	Financial Highlights
46	Class A Shares
47	Class B Shares
48	Class C Shares
49	Class Z Shares

For More Information (Back Cover)

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Risk/Return Summary

This section highlights key information about the Jennison Select Growth Fund (which we refer to as the Fund), one of the four investment portfolios of Strategic Partners Opportunity Funds (the Trust). Prior to March 21, 2005, the Fund was known as the Strategic Partners Focused Growth Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund’s investment objective is long-term growth of capital. This means we seek investments whose price will increase over several years. The Fund’s strategy is to invest in the favorite stock selection ideas of one or more investment advisers (each an Adviser and collectively the Advisers). The Adviser builds a portfolio with stocks in which it has the highest confidence and may invest more than 5% of the Fund’s assets in any one issuer. The Fund may invest in foreign securities. The Fund may actively and frequently trade its portfolio securities.

During market declines, the Adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the Adviser invests. Conversely, in rising markets, the Adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the Fund.

The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees of the Trust (the Board) can change investment policies that are not fundamental without shareholder approval.

While we make every effort to achieve our objective, we can’t guarantee success.

We normally invest at least 65% of the Fund’s total assets in equity-related securities of U.S. companies that we believe have strong capital appreciation potential. The primary equity-related securities in which the Fund invests are common stocks. The Adviser uses a growth investment style to select approximately 20-50 securities.

Security Selection

In deciding which stocks to buy, the Adviser uses what is known as a growth investment style. This means that the Adviser will invest in stocks that it believes could experience superior sales or earnings growth. Generally, the Adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A stock’s price decline does not necessarily mean that the Adviser will sell the stock at that time.

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Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The Fund’s holdings can vary significantly from broad market indexes; performance of the Fund can deviate from the performance of such indexes.

The Fund is nondiversified, meaning we can invest in a relatively small number of issuers, compared to a diversified fund. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The Fund is subject to the price volatility of small- and medium-sized company stocks. Generally, the stock prices of small- and medium-sized companies vary more than the prices of large company stocks and may present greater risks.

The Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

Although it is not a principal strategy of the Fund, the Fund may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Adviser. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see “How the Fund Invests—Investment Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors—including risk—can affect how the Fund performs. The following bar charts show the performance of the Fund for each full calendar year of its operations. The bar charts and tables that follow demonstrate the risk of investing in the Fund by showing how its returns can change from year to year and by showing the Fund’s average annual total returns compared, both before and after taxes, with

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two broad-based securities market indexes and a group of similar mutual funds. The returns of market indexes do not include the effect of any sales charges, operating expenses of a mutual fund, or taxes. The returns of mutual fund peer groups reflect operating expenses, but not sales charges or taxes. Returns would be lower if they included the effects of these factors.

The Fund’s annual total returns do not include sales charges. If sales charges were included, the annual total returns would be less than those shown. In addition, without the contractual distribution and service (12b-1) fee waiver, the annual returns would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

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Risk/Return Summary

Annual Total Returns* (Class B shares)

*	These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The return of the Class B shares for the quarter ended March 31, 2005 was -7.48%.

Average Annual Total Returns[1] (as of 12-31-2004)
	One Year	Since Inception (6-2-00)
Class A shares	3.93%	(10.08)%
Class C shares	8.22%	(9.65)%
Class Z shares	10.23%	(8.75)%
Class B Shares
Return Before Taxes	4.22%	(9.84)%
Return After Taxes on Distributions[2,3]	4.22%	(9.84)%
Return After Taxes on Distributions and Sale of Fund Shares[2,3]	2.74%	(7.56)%
Index (reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index[4]	6.30%	(9.47)%
S&P 500[5]	10.87%	(1.89)%
Lipper Average[6]	7.18%	(8.09)%

[1]	The Fund’s returns are after deduction of sales charges and operating expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

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[3]	The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
[4]	The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. Source: Lipper Inc.
[5]	The Standard & Poor’s 500 Index (the S&P 500)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.
[6]	The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds category. It reflects deductions of fund operating expenses, but not sales charges or taxes.

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund—Classes A, B, C and Z. Each share class has different sales charges—known as loads—and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see “How to Buy, Sell and Exchange Shares of the Fund.”

Shareholder Fees[1] (paid directly from your investment)
	Class A		Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None	None	None
Redemption fees	None		None	None	None
Exchange fee	None		None	None	None

Annual Fund Operating Expenses (deducted from Fund assets)
	Class A		Class B	Class C	Class Z
Management fees	.90%		.90%	.90%	.90%
+ Distribution and service (12b-1) fees	.30%	*	1.00%	1.00%	None
+ Other expenses	.62%		.62%	.62%	.62%
= Total annual Fund operating expenses	1.82%		2.52%	2.52%	1.52%
– Fee waiver*	.05%		None	None	None
= Net annual Fund operating expenses	1.77%		2.52%	2.52%	1.52%

[1]	Your broker may charge you a separate or additional fee for purchases and sales of shares.
[2]	Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential Financial, Inc. (Prudential).

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Risk/Return Summary

[3]	The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
[4]	The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).
*	For the fiscal year ended February 28, 2005, the Distributor of the Fund contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Fund’s Class A shares. This contractual waiver will remain in effect for the fiscal year ending February 28, 2006.

Example

This example is intended to help you compare the fees and expenses of the Fund’s different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual waiver of distribution and service (12b-1) fees for Class A shares is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects the conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$720	$1,086	$1,477	$2,566
Class B shares	$755	$1,085	$1,440	$2,604
Class C shares	$355	$785	$1,340	$2,856
Class Z shares	$155	$480	$829	$1,813

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$720	$1,086	$1,477	$2,566
Class B shares	$255	$785	$1,340	$2,604
Class C shares	$255	$785	$1,340	$2,856
Class Z shares	$155	$480	$829	$1,813

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How the Fund Invests

INVESTMENT POLICIES

In addition to common stocks in which the Fund primarily invests, equity-related securities include nonconvertible preferred stocks; convertible securities; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that we can convert into the company’s common stock or some other equity security.

REITs invest primarily in real estate or real estate mortgages and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders. While REITs themselves do not pay income taxes if they meet certain IRS requirements, the distributions they make to investors are taxable. The Fund may invest in REITs as part of its principal investment strategy.

Investment Style

The Fund intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. We may buy common stocks of companies of every size—small-, medium- and large-capitalization—although our investments are mostly in medium- and large-capitalization stocks.

Jennison Associates LLC’s (Jennison or the Adviser) portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Division of Assets

Strategy. All of the Fund’s assets are currently allocated to Jennison. In the event assets are allocated to more than one Adviser, under normal conditions, the Manager will determine the division of the Fund’s assets between its Advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between Advisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the allocations set by the Manager. As a consequence, the Manager may allocate assets from a portfolio segment that has appreciated more to another portfolio segment.

Impact of Reallocations. Reallocations, if any, between Advisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also,

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How the Fund Invests

because Advisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Fund or that Advisers may simultaneously favor the same industry. The Manager will monitor the Fund’s overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if an Adviser buys a security as another Adviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain the Fund’s federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise been realized.

Although it is not a principal strategy of the Fund, the Fund may actively and frequently trade its portfolio securities to achieve its investment objective. For the fiscal years ended February 28, 2005 and February 29, 2004, the Fund had annual portfolio turnover rates of 86% and 100%, respectively. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover may occur due to active portfolio management by the Adviser or as a result of reallocations between the applicable Advisers. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund’s performance. It also can result in a greater amount of distributions constituting ordinary income rather than long-term capital gains.

For more information, see “Investment Risks” and the Statement of Additional Information, “Description of the Funds, Their Investments and Risks.” The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Fund and the other three investment portfolios of the Trust. To obtain a copy, see the back cover page of this prospectus.

The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund’s policy of investing at least 65% of the Fund’s total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential is not fundamental. The Board change investment policies that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies described above, we may also use the following investment strategies to try to increase the Fund’s returns or protect its assets if market conditions warrant.

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Foreign Securities

We may invest in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

Money Market Instruments

The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, subject to the Fund’s normal investment policies. Money market instruments include the commercial paper of corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars).

Repurchase Agreements

The Fund may use repurchase agreements, pursuant to which a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

Temporary Defensive Investments

In response to adverse market, economic, political or other conditions, we may temporarily invest up to 100% of the Fund’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objectives, but can help to preserve the Fund’s assets when the equity markets are unstable.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government which guarantees the payment of principal and interest, but not market value. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

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How the Fund Invests

Short Sales

The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Up to 25% of the Fund’s net assets may be subject to short sales.

Derivative Strategies

We may use various derivative strategies to try to improve the Fund’s returns. We also may use hedging techniques to try to protect the Fund’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives—such as futures, options, swaps, foreign currency forward contracts, and options on futures—involve costs and can be volatile. With derivatives, an Adviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund’s overall investment objective. The Adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund’s underlying positions and this could result in losses to the Fund that would not otherwise have occurred. In particular, this will be the case when we use derivatives for return enhancement. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset on a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the

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securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

Additional Strategies

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets and pledge up to 33 1/3% of it total assets to secure these borrowings); purchases shares of affiliated investment companies (the Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is “nondiversified,” meaning it can invest more than 5% of its total assets in the securities of any one issuer. The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

For more information about these strategies, see the SAI, “Description of the Fund, Its Investments and Risks—Risk Management and Return Enhancement Strategies.”

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How the Fund Invests

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund’s holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund’s principal investments and of certain other non-principal investments that the Fund may make. Unless otherwise noted, the Fund’s ability to engage in a particular type of investment is expressed as a percentage of investable assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, “Description of the Funds, Their Investments and Risks” in the SAI.

Investment Type

% of Investable Assets	Risks	Potential Rewards

Equity-related securities At least 65% of total assets

■  Individual stocks could lose value

■  The equity markets could go down, resulting in a decline in value of the Fund’s investments

■  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund’s investments

■  Historically, stocks have outperformed other investments over the long term

■  Generally, economic growth means higher corporate profits, which lead to an increase in stock prices, known as capital appreciation

Equity-related securities of small- and medium-sized companies Up to 100%

■  Stocks of small and medium-sized companies are more volatile and may decline more than those in the S&P 500

■  Smaller companies are more likely to reinvest earnings and not pay dividends

■  Changes in interest rates may affect the securities of small and medium-sized companies more than the securities of larger companies

■ Highly successful small and medium-sized companies can outperform larger ones

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Foreign securities Up to 20%; usually less than 10%

■  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as in the U.S.

■  Currency risk—adverse changes in the values of foreign currencies can cause losses

■  May be less liquid than U.S. stocks and bonds

■  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risk

■  Investors can participate in the growth of foreign markets through investment in companies operating in those markets

■  May profit from a favorable change in the values of foreign currencies

■  Opportunities for diversification

Real estate investment trusts (REITs) Up to 25%; usually less than 10%

■  Performance depends on the strength of real estate market, REIT management and property management, which can be affected by many factors, including national and regional economic conditions

■  REITs invested primarily in real estate mortgages may be affected by the quality of any credit extended and the timing of payment

■  Real estate holdings can generate good returns from rents, rising market values, etc.

■  Greater diversification of real estate investments than direct ownership

■  Provides diversification in an investment portfolio

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How the Funds Invest

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Derivatives Percentage varies; usually less than 10%

■  The value of derivatives (such as futures and options) that are used to hedge a portfolio security is determined independently from that security and could result in a loss to a Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security

■  Derivatives may not have the intended effects and may result in losses or missed opportunities

■  The counterparty to a derivatives contract could default

■  Derivatives can increase share price volatility and those that involve leverage could magnify losses

■  May be difficult to value precisely or sell at the time or price desired

■  Certain types of derivatives involve costs to a Fund that can reduce returns

■  Derivatives could make money and protect against losses if the investment analysis proves correct

■  One way to manage the Fund’s risk/return balance is by locking in the value of an investment ahead of time

■  Derivatives that involve leverage could generate substantial gains at low cost

■  Hedges that correlate well with an underlying position can reduce or eliminate volatility of investment income or capital gains at low cost

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

U.S. government securities Up to 35%; usually less than 10%

■  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt, and are subject to risk of default like private issuers

■  Limits potential for capital appreciation

■  Market risk—the risk that the market value of a security will move up or down, often in the opposite direction from interest rates.

■  Interest rate risk—the risk that the value of most debt obligations will fall when interest rates rise; the longer its maturity, the more its value typically falls

■ May preserve the Fund’s assets ■ Principal and interest may be guaranteed by the U.S. government

Short sales Up to 25% of net assets; usually less than 10%

■  May magnify underlying investment losses

■  Share price volatility can magnify losses because underlying security must be replaced at a specific time

■  Investment costs may exceed potential underlying investment gains

■ May magnify underlying investment gains

Jennison Select Growth Fund	17

How the Funds Invest

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Illiquid securities Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

Money market instruments Up to 35% of total assets under normal circumstances and up to 100% of total assets on a temporary basis

■  Limits potential for capital appreciation

■  Credit risk—the risk that the default of an issuer would leave the Fund with unpaid interest or principal

■  Market risk—the risk that the market value of an investment may move up or down. Market risk may affect an industry, a sector or the market as a whole

■ May preserve the Fund’s assets

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How the Trust is Managed

BOARD OF TRUSTEES

The Board oversees the actions of the Manager, the Adviser and the Distributor, and decides on general policies. The Board also oversees the Trust’s officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)

Gateway Center Three, 100 Mulberry Street

Newark, NJ 07102-4077

Under a management agreement with the Trust, PI manages the Fund’s investment operations and administers its business affairs. PI has responsibility for all investment advisory services and supervises the Adviser. For the fiscal year ended February 28, 2005, the Fund paid PI management fees equal to an annual rate of 0.90% of its average net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2005, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $88.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of any prospective Advisers for the Trust. In evaluating a prospective Adviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Adviser.

MANAGER-OF-MANAGERS STRUCTURE

With respect to the Fund, PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with the Adviser or any Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with the Adviser or any Advisers. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order.

Jennison Select Growth Fund	19

How the Trust is Managed

SUB-MANAGER

Prudential Investment Management, Inc. (PIM) serves as the Sub-Manager for the Fund PIM’s address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102. PIM provides services to PI as PI may request from time to time in the management and administration of the Fund. PIM has served as an adviser to mutual funds since 1984.

INVESTMENT ADVISER

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreements is available in the Fund’s annual report (for agreements approved during the six month period ended February 28) and in the Fund’s semi-annual report (for agreements approved during the six month period ended August 31).

Jennison is the Fund’s Adviser. Jennison managed approximately $64 billion in assets as of March 31, 2005. Jennison has served as an investment adviser since 1969 and has advised mutual funds since 1990. Jennison’s address is 466 Lexington Avenue, New York, NY 10017.

Prior to March 22, 2005, Alliance Capital Management, L.P. was responsible for managing approximately 50% of the assets of the Fund.

PORTFOLIO MANAGERS

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. Spiros Segalas and Kathleen A. McCarragher are the portfolio managers of the Fund. Mr. Segalas generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the Fund are supported by members of Jennison’s Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Spiros Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since its inception.

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Kathleen A. McCarragher joined Jennison in 1998 and is an Executive Vice President at Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University. She has managed the Fund since its inception.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund’s shares under a Distribution Agreement with the Trust. The Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund’s Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is described in the SAI and on the Fund’s website at www.jennisondryden.com. The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website within approximately 60 days after the end of the fiscal quarter. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund’s website no earlier than 15 days after the end of each month, and will be available on the Fund’s website for at least six months from the posting date. These postings can be located at www. jennisondryden.com.

Jennison Select Growth Fund	21

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of ordinary income and any realized net capital gains to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from a Fund also may be subject to state and local income taxes.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice and information concerning state or local taxes, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders—typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund’s income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund. However, certain dividends paid by the Fund to non-corporate shareholders may be eligible for tax rates applicable to long-term capital gains (currently a maximum of 15%). In addition, a portion of the dividends paid to corporate shareholders may be eligible for the 70% dividends-received deduction.

The Fund also distributes realized net capital gains to shareholders—typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund’s total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if a security is held more than one year before it is sold, long-term capital gains received from the Fund are taxed at rates of up to 15%, but if the security is held one year or less, short-term capital gains received from the Fund are taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.

For your convenience, the Fund’s distributions of dividends and capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer

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Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see “Step 4: Additional Shareholder Services” in the next section.

TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year, unless you own shares of a Fund as part of a qualified or tax-deferred plan or account. If you do own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder’s country.

Generally, “interest related dividends” and “short-term capital gains dividends” received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid for taxable years beginning after December 31, 2004 and before January 1, 2008. Both “interest-related dividends” and “short-term capital gains dividends” must be designated as such by a written notice mailed to shareholders no later than 60 days after a Fund’s taxable year. [It is expected that each Fund will designate dividends as “interest-related dividends” or “short-term capital gains dividends” and therefore certain dividends paid to foreign shareholders may be eligible for this exemption.]

Jennison Select Growth Fund	23

Fund Distributions and Tax Issues

If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date (the date for a distribution that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you’ve done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying federal income taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free for federal income tax purposes.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any Fund shares for a profit, you will have realized a capital gain,

which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell Fund shares for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell Fund shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). If you acquire Fund shares and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your Fund shares for the shares of another JennisonDrydenSM or Strategic PartnerSM mutual fund is considered a sale for federal income tax purposes. In other

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words, it’s a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you will have capital gains, which are subject to the federal income taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a “taxable event” for federal income tax purposes because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see “Class B Shares Convert to Class A Shares After Approximately Seven Years” in the next section.

Jennison Select Growth Fund	25

How to Buy, Sell and Exchange Shares of

the Fund

HOW TO BUY SHARES

Step 1: Open an Account

If you don’t have an account with a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS), at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC

Attn: Investment Services

P.O. Box 8179

Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund’s sale of its shares.

With certain limited exceptions, the Fund are available only to U.S. citizens or residents.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.

■	Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004). The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

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When choosing a share class, you should consider the following factors:

■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■	The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally only appropriate for investors who plan to hold their shares no more than 3 years.

■	The different sales charges that apply to each share class—Class A’s front-end sales charge vs. Class B’s CDSC vs. Class C’s low CDSC.

■	The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase on a quarterly basis.

■	Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z shares.

See “How to Sell Your Shares” for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.

Jennison Select Growth Fund	27

How to Buy, Sell and Exchange Shares of the Fund

Share Class Comparison. Use this chart to help you compare the Fund’s different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None
Maximum initial sales charge	5.50% of the public offering price	None		None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7	5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase	None
Annual distribution (12b-1) and service fees shown as a percentage of average net assets[4]	.30 of 1%	1%		1%	None

[1]	The minimum initial investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum investment for purchases made through the Automatic Investment Plan is $50. For more information, see “Additional Shareholder Services—Automatic Investment Plan.”
[2]	For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
[3]	Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are not subject to an initial sales charge but are subject to 1% CDSC (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).
[4]	These distribution and service (12b-1) fees are paid from the Fund’s assets on a continuous basis. The service fee for each of Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ended February 28, 2005, the Distributor contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This contractual waiver will remain in effect for the fiscal year ending February 28, 2006.

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Reducing or Waiving Class A’s Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A’s initial sales charge.

Increase the Amount of Your Investment.  You can reduce Class A’s sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million and above*	None	None	1.00%	**

*	If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).
**	For investments of $5 million to $9,999,999, the dealer allowance is 0.50%. For investments of $10 million and above, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

■	Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of the Fund with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A’s initial sales charge.

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How to Buy, Sell and Exchange Shares of the Fund

An eligible group of related investors includes any combination of the following:

■	an individual;

■	the individual’s spouse, their children and parents;

■	the individual’s and spouse’s IRA;

■	any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;

■	a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; and

■	a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual’s spouse.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■	for Class A shares, the value of existing shares is determined by the maximum offering price (net asset value per share (NAV) plus maximum sales charge) as of the previous business day, and

■	for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

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If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchase by certain retirement or benefit plans affiliated with Prudential).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■	Mutual fund “wrap” or asset allocation programs; where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs; where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■	certain directors/trustees, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■	persons who have retired directly from active service with Prudential or one of its subsidiaries;

Jennison Select Growth Fund	31

How to Buy, Sell and Exchange Shares of the Fund

■	certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■	registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■	investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A’s Sales Charge. Additional information concerning the reduction or waiver of Class A initial sales charges is available in the SAI, which is available free of charge upon request. The Fund also makes available free of charge, on the Fund’s website at www.jennisondryden.com, in a clear and prominent format, information relating to the Fund’s Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund’s website includes hyperlinks that facilitate access to this information.

The Distributor may reallow Class A’s sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and

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financial planners who have agreements with Prudential Investments Advisory Group relating to:

■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs, where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

■	Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund),

■	Prudential, with an investment of $10 million or more, and

■	Qualified state tuition programs (529 plans).

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Conversion Feature—Class B Shares.”

Step 3: Understanding the Price You’ll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value per share or NAV—is

Jennison Select Growth Fund	33

How to Buy, Sell and Exchange Shares of the Fund

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

determined by a simple calculation: it’s the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

The Fund’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or the Adviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline, but before Fund shares are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market. Fair value pricing procedures are designed to result in prices for the Fund’s securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of

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such security on that day or that it will prevent dilution of the Fund’s NAV by short-term traders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end investment companies, the Fund’s net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests.

We determine the Fund’s NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund’s NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund’s portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the price of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you’ll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you’re entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and capital

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How to Buy, Sell and Exchange Shares of the Fund

gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC

Attn: Account Maintenance

P.O. Box 8159

Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund’s prospectus, Shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

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HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.

When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier’s check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an “eligible guarantor institution.” An “eligible guarantor institution” includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares—Signature Guarantee.”

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How to Buy, Sell and Exchange Shares of the Fund

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004 ), you will have to pay a contingent deferred sales charge (CDSC). In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■	Amounts representing shares you purchased with reinvested dividends and distributions,

■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares (18 months of purchase for Class C shares purchased prior to February 2, 2004 ), and six years for Class B shares, and

■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares (18 months of purchase for Class C shares purchased prior to February 2, 2004 ), and six years for Class B shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the “Share Class Comparison” chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares—which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you’ve held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

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The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC—Class B Shares

The CDSC will be waived if the Class B shares are sold:

■	After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability

■	To provide for certain distributions—made without IRS penalty—from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

■	On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Waiver of Contingent Deferred Sales Charge—Class B Shares.”

Waiver of the CDSC—Class C Shares

Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund’s net assets, we can then give you securities from the Fund’s portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days’ notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

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How to Buy, Sell and Exchange Shares of the Fund

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid.

In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares.”

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in any other JennisonDryden or Strategic Partners mutual fund—including certain money market funds—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can’t exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days’ notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19101

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There is no sales charge for exchanges. However, if you exchange—and then sell—Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase (18 months of purchase for Class C shares purchased prior to February 2, 2004 ), you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market fund will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, “Shareholder Investment Account—Exchange Privilege.”

Frequent Purchases and Redemptions of Fund Shares

The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Mutual funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Mutual funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices,

Jennison Select Growth Fund	41

How to Buy, Sell and Exchange Shares of the Fund

the Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Trust’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (“Intermediaries”), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders consistently with each Fund’s Policies as set forth in each Fund’s Prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or strict restrictions on transfer by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement may be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional

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information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or the Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your Fund shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the applicable Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day’s NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares-Restrictions on Sales” for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption

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How to Buy, Sell and Exchange Shares of the Fund

requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Expedited Redemption Privilege” in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Payment to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm’s preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling Fund shares than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell Fund shares to you and in doing so may create conflicts of interest between the firms’ financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm’s customers).

Payments under revenue sharing arrangements are made out of the Manager’s or Distributor’s own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

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Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative’s charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding Fund shares, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial service provider for details about any revenue sharing payments it may receive.

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Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of the Fund since its inception. Certain information reflects financial results for a single Fund share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of a Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Trust’s annual report, along with the Trust’s audited financial statements and report of the independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

Jennison Select Growth Fund

For the fiscal years ended February 28, 2005 and February 29, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for the periods presented through February 28, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003	Year Ended February 28, 2002	June 2, 2000[a] through February 28, 2001
Net asset value, beginning of period	$5.99	$4.41	$5.95	$7.30	$10.00
Income (loss) from investment operations:
Net investment loss	(0.06)	(0.06)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	0.28	1.64	(1.48)	(1.29)	(2.64)
Total from investment operations	0.22	1.58	(1.54)	(1.35)	(2.70)
Net asset value, end of period	$6.21	$5.99	$4.41	$5.95	$7.30
Total return[b]	3.67%	35.83%	(25.88)%	(18.49)%	(27.00)%

Ratios/Supplemental Data
Net assets, end of period (000)	$12,162	$15,734	$15,159	$27,630	$43,200
Average net assets (000)	$13,789	$16,241	$20,856	$34,765	$59,259
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees[e]	1.77%	1.69%	1.61%	1.42%	1.57%[c]
Expenses, excluding distribution and service (12b-1) fees	1.52%	1.44%	1.36%	1.17%	1.32%[c]
Net investment loss	(0.81)%	(0.99)%	(0.93)%	(0.77)%	(0.80)%[c]
For Class A, B, C and Z shares:
Portfolio turnover	86%	100%	53%	76%	116%[d]

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
[c]	Annualized.
[d]	Not annualized for periods of less than one full year.
[e]	During each fiscal year or period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A Shares. This contractual waiver will remain in effect for the fiscal year ending February 28, 2006.

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Jennison Select Growth Fund

Class B Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003	Year Ended February 28, 2002	June 2, 2000[a] through February 28, 2001
Net asset value, beginning of period	$5.83	$4.33	$5.87	$7.26	$10.00
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.10)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	0.27	1.60	(1.44)	(1.28)	(2.64)
Total from investment operations	0.17	1.50	(1.54)	(1.39)	(2.74)
Net asset value, end of period	$6.00	$5.83	$4.33	$5.87	$7.26
Total return[b]	2.92%	34.64%	(26.24)%	(19.15)%	(27.40)%

Ratios/Supplemental Data
Net assets, end of period (000)	$49,855	$62,471	$55,540	$97,635	$137,671
Average net assets (000)	$55,354	$62,157	$75,020	$117,384	$164,779
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.52%	2.44%	2.36%	2.17%	2.32%[c]
Expenses, excluding distribution and service (12b-1) fees	1.52%	1.44%	1.36%	1.17%	1.32%[c]
Net investment loss	(1.56)%	(1.74)%	(1.68)%	(1.52)%	(1.56)%[c]

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
[c]	Annualized.

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Financial Highlights

Jennison Select Growth Fund

Class C Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003	Year Ended February 28, 2002	June 2, 2000[a] through February 28, 2001
Net asset value, beginning of period	$5.82	$4.33	$5.87	$7.26	$10.00
Income (loss) from investment operations:
Net investment loss	(0.11)	(0.10)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	0.29	1.59	(1.44)	(1.28)	(2.64)
Total from investment operations	0.18	1.49	(1.54)	(1.39)	(2.74)
Net asset value, end of period	$6.00	$5.82	$4.33	$5.87	$7.26
Total return[b]	3.09%	34.41%	(26.24)%	(19.15)%	(27.40)%

Ratios/Supplemental Data
Net assets, end of period (000)	$28,015	$37,685	$36,046	$63,966	$96,437
Average net assets (000)	$32,503	$38,987	$49,456	$80,074	$121,487
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.52%	2.44%	2.36%	2.17%	2.32%[c]
Expenses, excluding distribution and service (12b-1) fees	1.52%	1.44%	1.36%	1.17%	1.32%[c]
Net investment loss	(1.56)%	(1.74)%	(1.68)%	(1.52)%	(1.56)%[c]

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
[c]	Annualized.

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Jennison Select Growth Fund

Class Z Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003	Year Ended February 28, 2002	June 2, 2000[a] through February 28, 2001
Net asset value, beginning of period	$6.05	$4.45	$5.97	$7.31	$10.00
Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.28	1.65	(1.47)	(1.30)	(2.65)
Total from investment operations	0.24	1.60	(1.52)	(1.34)	(2.69)
Net asset value, end of period	$6.29	$6.05	$4.45	$5.97	$7.31
Total return[b]	3.97%	35.96%	(25.46)%	(18.33)%	(26.90)%

Ratios/Supplemental Data
Net assets, end of period (000)	$3,051	$4,373	$5,010	$10,840	$15,574
Average net assets (000)	$3,447	$4,955	$7,621	$12,834	$22,544
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.52%	1.44%	1.36%	1.17%	1.32%[c]
Expenses, excluding distribution and service (12b-1) fees	1.52%	1.44%	1.36%	1.17%	1.32%[c]
Net investment loss	(0.57)%	(0.75)%	(0.69)%	(0.52)%	(0.55)%[c]

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
[c]	Annualized.

Jennison Select Growth Fund	49

Notes

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Notes

Jennison Select Growth Fund	51

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Notes

Notes

Jennison Select Growth Fund	53

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Notes

Notes

Jennison Select Growth Fund	55

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■ MAIL	■ TELEPHONE	■ WEBSITE
Prudential Mutual Fund Services LLC PO Box 8098 Philadelphia, PA 19101	(800) 225-1852 (973) 367-3529 (from outside the U.S.)	www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents online, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■ Outside Brokers Should Contact:	■ TELEPHONE
Prudential Investment Management Services LLC PO Box 8310 Philadelphia, PA 10101	(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission (SEC) as follows:

■ MAIL	■ ELECTRONIC REQUEST
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	publicinfo@sec.gov Note: The SEC charges a fee to copy documents.

■ IN PERSON	■ VIA THE INTERNET
Public Reference Room in Washington, DC For hours of operation and location call (202) 942-8090.	on the EDGAR database at http//www.sec.gov

Additional information about the Fund’s investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year)	■ SEMIANNUAL REPORT

Jennison Select Growth Fund
Share Class	A	B	C	Z
Nasdaq	SPFAX	SPFBX	SPFCX	SPFZX
CUSIP	86276R106	86276R205	86276R304	86276R403

MF500AInvestment Company Act File No. 811-09805

PROSPECTUS

JUNE 28, 2005

STRATEGIC PARTNERS

FOCUSED VALUE FUND

FUND OBJECTIVE

Seeks long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds’ shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

3	Risk/Return Summary
3	Investment Objective and Principal Strategies
4	Principal Risks
5	Evaluating Performance
8	Fees and Expenses

10	How the Fund Invests
10	Investment Policies
12	Other Investments and Strategies
15	Investment Risks

20	How the Trust is Managed
20	Board of Trustees
20	Manager
20	Manager-of-Managers Structure
20	Investment Advisers and Portfolio Managers
21	Distributor
22	Disclosure of Portfolio Holdings

23	Fund Distributions and Tax Issues
23	Distributions
24	Tax Issues
25	If You Sell or Exchange Your Shares

27	How to Buy, Sell and Exchange Shares of the Fund
27	How to Buy Shares
38	How to Sell Your Shares
41	How to Exchange Your Shares
44	Telephone Redemptions or Exchanges
45	Expedited Redemption Privilege

47	Financial Highlights
47	Class A Shares
48	Class B Shares
49	Class C Shares
50	Class Z Shares

For More Information (Back Cover)

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Risk/Return Summary

This section highlights key information about the Strategic Partners Focused Value Fund (which we refer to as the Fund), one of the four investment portfolios of Strategic Partners Opportunity Funds (the Trust).

The Board of Trustees of the Trust (the Board) recently approved the submission of a proposal to shareholders to replace the Fund’s current subadvisers. Fund shareholders will be asked to vote on the proposal at a meeting expected to occur on or about July 1, 2005. Subject to shareholder approval of the subadviser change, the Board also approved a change in the Fund’s name to Dryden Strategic Value Fund.

The Fund’s current subadvisers are Davis Selected Advisers, LP (Davis) and Salomon Brothers Asset Management (Salomon). If approved by shareholders, the existing subadvisory agreements with each of Davis and Salomon will be terminated, and Quantitative Management Associates LLC (QMA) will replace Davis and Salomon as the subadviser to the Fund. It is anticipated that if shareholders approve the proposal, QMA will assume responsibility for the day-to-day management of all of the assets of the Fund’s portfolio as soon as practicable following shareholder approval.

If shareholders approve the proposal to retain QMA as the Fund’s new subadviser, QMA has indicated that it intends to change certain of the investment strategies currently utilized by the Fund to achieve its investment objective. In particular, QMA intends to manage the Fund by using a quantitative approach to identify attractive, undervalued companies based on such measures as low price/earnings multiples. QMA refers to this investing approach as the “value equity” investment philosophy. The value equity stock selection process will utilize a bottom-up, quantitative investment process.

In order to reflect the appointment of QMA as the Fund’s new subadviser and the changes in investment strategy, if the proposal to retain QMA as the Fund’s new subadviser is approved, the Fund intends to change its name to Dryden Strategic Value Fund.

QMA is a wholly owned subsidiary of Prudential Investment Management, Inc. and an affiliate of the Manager. As of March 31, 2005, QMA had approximately $     billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund’s investment objective is long-term growth of capital. This means we seek investments whose price will increase over several years. The Fund’s strategy is to

Strategic Partners Focused Value Fund	3

Risk/Return Summary

invest in the favorite stock selection ideas of one or more investment advisers (each an Adviser and collectively the Advisers). Each Adviser builds a portfolio with stocks in which it has the highest confidence and may invest more than 5% of the Fund’s assets in any one issuer. The Fund may invest in foreign securities. The Fund may actively and frequently trade its portfolio securities.

During market declines, an Adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the Adviser invests. Conversely, in rising markets, an Adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the Adviser’s segment of the Fund.

The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental without shareholder approval.

While we make every effort to achieve our objective, we can’t guarantee success.

Focused Value Fund

We normally invest at least 65% of the Fund’s total assets in equity-related securities of small-, mid- and large-sized U.S. companies that we believe have strong capital appreciation potential. Each Adviser uses a value investment style to select approximately 20 to 30 securities.

Security Selection

In deciding which stocks to buy, each Adviser uses what is known as a value investment style. This means that an Adviser will invest in stocks that it believes are undervalued based on its analysis of price-to-current earnings, book value, asset value, or other factors. We look for stocks meeting these criteria in all sectors of the market. Generally, an Adviser will consider selling or reducing a stock position when, in its opinion, the company no longer exhibits the characteristics that foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns, or which no longer meets the Adviser’s definition of a value stock. A price decline of a stock does not necessarily mean that an Adviser will sell the stock at that time.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them

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could go down. Stock markets are volatile. The Fund’s holdings can vary significantly from broad market indexes; performance of the Fund can deviate from the performance of such indexes.

The Fund is nondiversified, meaning we can invest in a relatively small number of issuers, compared to a diversified fund. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The Fund is subject to the price volatility of small- and medium-sized company stocks. Generally, the stock prices of small- and medium-sized companies vary more than the prices of large company stocks and may present greater risks.

The Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. As a result, Fund is not likely to receive significant dividend income on its portfolio securities.

Although it is not a principal strategy of the Fund, the Fund may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Advisers. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Funds, see “How the Fund Invests—Investment Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors—including risk—can affect how the Fund performs. The following bar charts show the performance of the Fund for each full calendar year of its operations. The bar charts and tables that follow demonstrate the risk of investing in the Fund by showing how its returns can change from year to year by showing the Fund’s average annual total returns compared, both before and after taxes, with two broad-based securities market indexes and a group of similar mutual funds. The returns of market indexes do not include the effect of any sales charges, operating expenses of a mutual fund, or taxes. The returns of mutual fund peer groups reflect operating expenses, but not sales charges or taxes. Returns would be lower if they included the effects of these factors.

Strategic Partners Focused Value Fund	5

Risk/Return Summary

The Fund’s annual total returns do not include sales charges. If sales charges were included, the annual total returns would be less than those shown. In addition, without the contractual distribution and service (12b-1) fee waiver, the annual returns would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Annual Total Returns* (Class B shares)

*	These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The return of the Class B shares for the quarter ended March 31, 2005 was –1.98%.

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Average Annual Total Returns[1] (as of 12-31-2004)
	One Year	Since Inception (3-30-01)
Class A shares	5.13%	2.09%
Class C shares	9.43%	2.87%
Class Z shares	11.59%	3.91%
Class B Shares
Return Before Taxes	5.43%	2.37%
Return After Taxes on Distributions[2,3]	5.43%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares[2,3]	3.53%	1.91%
Index (reflects no deduction for fees, expenses or taxes)
Russell 1000 Value Index[4]	16.49%	6.88%
S&P 500[5]	10.87%	2.85%
Lipper Average[6]	11.94%	3.78%

[1]	The Fund’s returns are after deduction of sales charges and operating expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
[3]	The “Return After Taxes on Distributions and Sale of Shares” may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
[4]	The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a lower-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. Source: Lipper Inc.
[5]	The Standard & Poor’s 500 Index (the S&P 500)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.
[6]	The Lipper Average is based on the average return of all mutual funds in the Lipper Large Cap Value Funds category. It reflects deductions of fund operating expenses, but not sales charges or taxes.

Strategic Partners Focused Value Fund	7

Risk/Return Summary

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund—Classes A, B, C and Z. Each share class has different sales charges—known as loads—and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see “How to Buy, Sell and Exchange Shares of the Fund.”

Shareholder Fees[1] (paid directly from your investment)
	Class A		Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None	None	None
Redemption fees	None		None	None	None
Exchange fee	None		None	None	None

Annual Fund Operating Expenses (deducted from Fund assets)
	Class A		Class B	Class C	Class Z
Management fees	.90%		.90%	.90%	.90%
+ Distribution and service (12b-1) fees	.30%	*	1.00%	1.00%	None
+ Other expenses	.34%		.34%	.34%	.34%
= Total annual Fund operating expenses	1.54%		2.24%	2.24%	1.24%
– Fee waiver*	.05%		None	None	None
= Net annual Fund operating expenses	1.49%		2.24%	2.24%	1.24%

[1]	Your broker may charge you a separate or additional fee for purchases and sales of shares.
[2]	Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential Financial, Inc. (Prudential).
[3]	The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
[4]	The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).
*	For the fiscal year ended February 28, 2005, the Distributor of the Fund contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Fund’s Class A shares. This contractual waiver will remain in effect for the fiscal year ending February 28, 2006.

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Example

This example is intended to help you compare the fees and expenses of the Fund’s different share classes and the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual waiver of distribution and service (12b-1) fees for Class A shares is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects the conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$693	$1,005	$1,339	$2,280
Class B shares	$727	$1,000	$1,300	$2,316
Class C shares	$327	$700	$1,200	$2,575
Class Z shares	$126	$393	$681	$1,500

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$693	$1,005	$1,339	$2,280
Class B shares	$227	$700	$1,200	$2,316
Class C shares	$227	$700	$1,200	$2,575
Class Z shares	$126	$393	$681	$1,500

Strategic Partners Focused Value Fund	9

How the Fund Invests

INVESTMENT POLICIES

In addition to common stocks in which the Fund primarily invests, equity-related securities include nonconvertible preferred stocks; convertible securities; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that we can convert into the company’s common stock or some other equity security.

REITs invest primarily in real estate or real estate mortgages and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders. While REITs themselves do not pay income taxes if they meet certain IRS requirements, the distributions they make to investors are taxable. The Fund may invest in REITs as part of its principal investment strategy.

Investment Style

The Fund intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

The Davis portfolio managers, Christopher C. Davis and Kenneth Charles Feinberg, focus primarily on value stocks of larger U.S. companies with market capitalizations of at least $10 billion. They look for companies with sustainable earnings per share growth rates selling at modest price-earnings multiples that they anticipate will expand as other investors recognize the company’s true worth. They conduct extensive research to search for companies possessing several of the following characteristics: first class management, management ownership, strong returns on capital, lean expense structure, dominant or growing market share in a growing market, proven record as an acquirer, strong balance sheet, competitive products or services, successful international operations and innovation. Davis believes that if an investor combines a sustainable earnings per share growth rate with a gradually expanding price-earnings multiple, these rates compound and can generate returns that could exceed average returns for the large capitalization domestic stocks sector.

In selecting individual companies for investment, Mark McAllister, portfolio manager at Salomon Brothers, employs fundamental analysis to search for companies. He targets companies whose share prices appear to undervalue company assets or do not adequately reflect favorable industry trends, earnings declines that the portfolio managers believe are short-term in nature, or other factors. He also looks for companies possessing several of the following characteristics: competitive market position, competitive products and services, strong cash flow and experienced and effective management. He will evaluate special situations, such as current or possible

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changes in management, corporate policies, capitalization or regulatory environment, which may boost a company’s sales, earnings, cash flow or share price. He also may consider growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments that may enhance a company’s future earnings.

Division of Assets

Strategy. Under normal conditions, the Manager will determine the division of the Fund’s assets between its Advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the Advisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the allocation set by the Manager. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

Impact of Reallocations. Reallocations between the Advisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Advisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of a Fund or that the Advisers may simultaneously favor the same industry. The Manager will monitor the Fund’s overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if an Adviser buys a security as another Adviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain the Fund’s federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise been realized.

Although it is not a principal strategy of the Fund, the Fund may actively and frequently trade its portfolio securities to achieve its investment objective. For the fiscal years ended February 28, 2005 and February 29, 2004, the Fund had annual portfolio turnover rates of 25% and 16%, respectively. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover may occur due to active portfolio management by the Advisers or as a result of reallocations between the Advisers. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund’s performance. It also can result in a greater amount of distributions constituting ordinary income rather than long-term capital gains.

Strategic Partners Focused Value Fund	11

How the Fund Invests

For more information, see “Investment Risks” and the Statement of Additional Information, “Description of the Funds, Their Investments and Risks.” The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Fund and the other three investment portfolios of the Trust. To obtain a copy, see the back cover page of this prospectus.

The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund’s policy of investing at least 65% of the Fund’s total assets in equity-related securities of small-, mid-, and large-sized U.S. companies that are believed to have strong capital appreciation potential is not fundamental. The Board change investment policies that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies described above, we may also use the following investment strategies to try to increase the Fund’s returns or protect its assets if market conditions warrant.

Foreign Securities

We may invest in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

Money Market Instruments

The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, subject to the Fund’s normal investment policies. Money market instruments include the commercial paper of corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars).

Repurchase Agreements

The Fund may use repurchase agreements, pursuant to which a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

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Temporary Defensive Investments

In response to adverse market, economic, political or other conditions, we may temporarily invest up to 100% of the Fund’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objectives, but can help to preserve the Fund’s assets when the equity markets are unstable.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government which guarantees the payment of principal and interest, but not market value. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Short Sales

The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales “against the box.” In a short sale against the box, at the time of sale, a Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund’s net assets may be subject to short sales.

Derivative Strategies

We may use various derivative strategies to try to improve the Fund’s returns. We also may use hedging techniques to try to protect a Fund’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives—such as futures, options, swaps, foreign currency forward contracts, and options on futures—involve costs and can be volatile. With derivatives, an Adviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund’s overall investment objective. An Adviser will consider other factors (such as

Strategic Partners Focused Value Fund	13

How the Fund Invests

cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund’s underlying positions and this could result in losses to the Fund that would not otherwise have occurred. In particular, this will be the case when we use derivatives for return enhancement. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset on a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

Additional Strategies

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets and pledge up to 33 1/3% of it total assets to secure these borrowings); purchases shares of affiliated investment companies (the Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets) and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is “nondiversified,” meaning it can invest more than 5% of its total assets in the

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securities of any one issuer. The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

For more information about these strategies, see the SAI, “Description of the Funds, Their Investments and Risks—Risk Management and Return Enhancement Strategies.”

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund’s holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund’s principal investments and of certain other non-principal investments that the Fund may make. Unless otherwise noted, Fund’s ability to engage in a particular type of investment is expressed as a percentage of investable assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, “Description of the Funds, Their Investments and Risks” in the SAI.

Investment Type

% of Investable Assets	Risks	Potential Rewards

Equity-related securities At least 80%

■  Individual stocks could lose value

■  The equity markets could go down, resulting in a decline in value of the Fund’s investments

■  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund’s investments

■  Historically, stocks have outperformed other investments over the long term

■  Generally, economic growth means higher corporate profits, which lead to an increase in stock prices, known as capital appreciation

Equity-related securities of small- and medium-sized companies Usually less than 50%

■  Stocks of small and medium-sized companies are more volatile and may decline more than those in the S&P 500

■  Smaller companies are more likely to reinvest earnings and not pay dividends

■  Changes in interest rates may affect the securities of small and medium-sized companies more than the securities of larger companies

■ Highly successful small and medium-sized companies can outperform larger ones

Strategic Partners Focused Value Fund	15

How the Fund Invests

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Foreign securities Up to 20%; usually less than 10%

■  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as in the U.S.

■  Currency risk—adverse changes in the values of foreign currencies can cause losses

■  May be less liquid than U.S. stocks and bonds

■  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risk

■  Investors can participate in the growth of foreign markets through investment in companies operating in those markets

■  May profit from a favorable change in the values of foreign currencies

■  Opportunities for diversification

Real estate investment trusts (REITs) Up to 25%; usually less than 10%

■  Performance depends on the strength of real estate market, REIT management and property management, which can be affected by many factors, including national and regional economic conditions

■  REITs invested primarily in real estate mortgages may be affected by the quality of any credit extended and the timing of payment

■  Real estate holdings can generate good returns from rents, rising market values, etc.

■  Greater diversification of real estate investments than direct ownership

■  Provides diversification in an investment portfolio

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Derivatives Percentage varies; usually less than 10%

■  The value of derivatives (such as futures and options) that are used to hedge a portfolio security is determined independently from that security and could result in a loss to a Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security

■  Derivatives may not have the intended effects and may result in losses or missed opportunities

■  The counterparty to a derivatives contract could default

■  Derivatives can increase share price volatility and those that involve leverage could magnify losses

■  May be difficult to value precisely or sell at the time or price desired

■  Certain types of derivatives involve costs to a Fund that can reduce returns

■  Derivatives could make money and protect against losses if the investment analysis proves correct

■  One way to manage the Fund’s risk/return balance is by locking in the value of an investment ahead of time

■  Derivatives that involve leverage could generate substantial gains at low cost

■  Hedges that correlate well with an underlying position can reduce or eliminate volatility of investment income or capital gains at low cost

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How the Fund Invests

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

U.S. government securities Up to 35%; usually less than 10%

■  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt, and are subject to risk of default like private issuers

■  Limits potential for capital appreciation

■  Market risk—the risk that the market value of a security will move up or down, often in the opposite direction from interest rates.

■  Interest rate risk—the risk that the value of most debt obligations will fall when interest rates rise; the longer its maturity, the more its value typically falls

■ May preserve the Fund’s assets ■ Principal and interest may be guaranteed by the U.S. government

Short sales Up to 25% of net assets; usually less than 10%

■  May magnify underlying investment losses

■  Share price volatility can magnify losses because underlying security must be replaced at a specific time

■  Investment costs may exceed potential underlying investment gains

■ May magnify underlying investment gains

Illiquid securities Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Money market instruments Up to 35% of total assets under normal circumstances and up to 100% of total assets on a temporary basis

■  Limits potential for capital appreciation

■  Credit risk—the risk that the default of an issuer would leave the Fund with unpaid interest or principal

■  Market risk—the risk that the market value of an investment may move up or down. Market risk may affect an industry, a sector or the market as a whole

■ May preserve the Fund’s assets

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How the Trust is Managed

BOARD OF TRUSTEES

The Board oversees the actions of the Manager, the Advisers and the Distributor, and decides on general policies. The Board also oversees the Trust’s officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)

Gateway Center Three, 100 Mulberry Street

Newark, NJ 07102-4077

Under a management agreement with the Trust, PI manages the Fund’s investment operations and administers its business affairs. PI has responsibility for all investment advisory services and supervises the Advisers. For the fiscal year ended February 28, 2005, the Fund paid PI management fees equal to an annual rate of 0.90% of its average net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2005, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $88.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of any prospective Advisers for the Trust. In evaluating a prospective Adviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Funds’ Advisers.

MANAGER-OF-MANAGERS STRUCTURE

With respect to the Fund, PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with Advisers. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order.

INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

A discussion regarding the basis for the Board’s approval to the Fund’s investment advisory agreements is available in the Fund’s annual report (for agreements

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approved during the six-month period ending February 28) and in the Fund’s semi-annual report (for agreements approved during the six-month period ended August 31.

Davis and Salomon Brothers are the Fund’s Advisers.

Davis, 2949 Elvira Road, Suite 101, Tucson, AZ 85706, has served as investment adviser for all of the Davis Funds, other mutual funds, and other institutional clients since February 1969. As of March 31, 2005, Davis managed approximately $60.4 billion in net assets.

Christopher C. Davis and Kenneth Charles Feinberg have served as co-portfolio managers for the segment of the Fund’s assets managed by Davis since the Fund’s inception. Mr. Davis is President of Davis New York Venture Fund, Inc. and has co-managed that fund since October 1995. He also manages or co-manages other equity funds advised by Davis. Mr. Feinberg has served as a co-manager of Davis New York Venture Fund since May 1998. He also manages or co-manages other equity funds advised by Davis. He has been a research analyst at Davis since December 1994.

Salomon Brothers, a wholly owned subsidiary of Citigroup, Inc., is located at 399 Park Avenue, New York, NY 10022. Together with its affiliates, Salomon Brothers provides a broad range of fixed-income and equity investment advisory services to various entities located throughout the world and managed approximately $82.5 billion in assets as of March 31, 2005.

Mark McAllister, CFA serves as portfolio manager of the Fund’s assets managed by Salomon Brothers. Mr. McAllister has been co-portfolio manager of the Fund since October 2002. Mr. McAllister is currently co-portfolio manager of the Smith Barney Premium Total Return Fund, the Salomon Brothers Investors Value Fund and The Salomon Brothers Fund. Prior to joining Salomon Brothers in August 1999, he was a portfolio manager at JLW Capital Management, Inc. and was a Vice President, securities analyst and member of the Investment Committee at Cohen & Steers Capital Management, Inc. from 1994 to 1998.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund’s shares under a Distribution Agreement with the Trust. The Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of

Strategic Partners Focused Value Fund	21

How the Trust is Managed

distributing the Fund’s Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is described in the SAI and on the Fund’s website at www.strategicpartners.com. The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website within approximately 60 days after the end of the fiscal quarter. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund’s website no earlier than 15 days after the end of each month, and will be available on the Fund’s website for at least six months from the posting date. These postings can be located at www.strategicpartners.com.

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Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of ordinary income and any realized net capital gains to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from a Fund also may be subject to state and local income taxes.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice and information concerning state or local taxes, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders—typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund’s income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund. However, certain dividends paid by the Fund to non-corporate shareholders may be eligible for tax rates applicable to long-term capital gains (currently a maximum of 15%). In addition, a portion of the dividends paid to corporate shareholders may be eligible for the 70% dividends-received deduction.

The Fund also distributes realized net capital gains to shareholders—typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund’s total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if a security is held more than one year before it is sold, long-term capital gains received from the Fund are taxed at rates of up to 15%, but if the security is held one year or less, short-term capital gains received from the Fund are taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.

For your convenience, the Fund’s distributions of dividends and capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay

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Fund Distributions and Tax Issues

the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see “Step 4: Additional Shareholder Services” in the next section.

TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year, unless you own shares of a Fund as part of a qualified or tax-deferred plan or account. If you do own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder’s country.

Generally, “interest related dividends” and “short-term capital gains dividends” received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid for taxable years beginning after December 31, 2004 and before January 1, 2008. Both “interest-related dividends” and “short-term capital gains dividends” must be designated as such by a written notice mailed to shareholders no later than 60 days after a Fund’s taxable year. [It is expected that each Fund will designate dividends as “interest-related dividends” or “short-term

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capital gains dividends” and therefore certain dividends paid to foreign shareholders may be eligible for this exemption.]

If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date (the date for a distribution that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you’ve done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying federal income taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free for federal income tax purposes.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any Fund shares for a profit, you will have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell Fund shares for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell Fund shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). If you acquire Fund shares and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Strategic Partners Focused Value Fund	25

Fund Distributions and Tax Issues

Exchanging your Fund shares for the shares of another JennisonDrydenSM or Strategic PartnersSM mutual fund is considered a sale for federal income tax purposes. In other words, it’s a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you will have capital gains, which are subject to the federal income taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a “taxable event” for federal income tax purposes because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see “Class B Shares Convert to Class A Shares After Approximately Seven Years” in the next section.

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How to Buy, Sell and Exchange Shares of

the Fund

HOW TO BUY SHARES

Step 1: Open an Account

If you don’t have an account with a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS), at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC

Attn: Investment Services

P.O. Box 8179

Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund’s sale of its shares.

With certain limited exceptions, the Fund are available only to U.S. citizens or residents.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.

■	Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■

Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004). (The CDSC is waived for purchases by certain retirement or

Strategic Partners Focused Value Fund	27

How to Buy, Sell and Exchange Shares of the Fund

benefit plans affiliated with Prudential). The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■	The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally only appropriate for investors who plan to hold their shares no more than 3 years.

■	The different sales charges that apply to each share class—Class A’s front-end sales charge vs. Class B’s CDSC vs. Class C’s low CDSC.

■	The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase on a quarterly basis.

■	Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z shares.

See “How to Sell Your Shares” for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.

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Share Class Comparison. Use this chart to help you compare the Fund’s different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None
Maximum initial sales charge	5.50% of the public offering price	None		None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7	5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase	None
Annual distribution (12b-1) and service fees shown as a percentage of average net assets[4]	.30 of 1%	1%		1%	None

[1]	The minimum initial investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum investment for purchases made through the Automatic Investment Plan is $50. For more information, see “Additional Shareholder Services—Automatic Investment Plan.”
[2]	For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
[3]	Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are not subject to an initial sales charge but are subject to 1% CDSC (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).
[4]	These distribution and service (12b-1) fees are paid from the Fund’s assets on a continuous basis. The service fee for each of Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ended February 28, 2005, the Distributor contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This contractual waiver will remain in effect for the fiscal year ending February 28, 2006.

Reducing or Waiving Class A’s Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A’s initial sales charge.

Strategic Partners Focused Value Fund	29

How to Buy, Sell and Exchange Shares of the Fund

Increase the Amount of Your Investment.  You can reduce Class A’s sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million and above*	None	None	1.00%	**

*	If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).
**	For investments of $5 million to $9,999,999, the dealer allowance is 0.50%. For investments of $10 million and above, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

■	Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of the Fund with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A’s initial sales charge.

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An eligible group of related investors includes any combination of the following:

■	an individual;

■	the individual’s spouse, their children and parents;

■	the individual’s and spouse’s IRA;

■	any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;

■	a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; and

■	a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual’s spouse.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■	for Class A shares, the value of existing shares is determined by the maximum offering price (net asset value per share (NAV) plus maximum sales charge) as of the previous business day, and

■	for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

Strategic Partners Focused Value Fund	31

How to Buy, Sell and Exchange Shares of the Fund

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchase by certain retirement or benefit plans affiliated with Prudential).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■	Mutual fund “wrap” or asset allocation programs; where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs; where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■	certain directors/trustees, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■	persons who have retired directly from active service with Prudential or one of its subsidiaries;

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■	certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■	registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■	investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A’s Sales Charge. Additional information concerning the reduction or waiver of Class A initial sales charges is available in the SAI, which is available free of charge upon request. The Fund also makes available free of charge, on the Fund’s website at www.strategicpartners.com, in a clear and prominent format, information relating to the Fund’s Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund’s website includes hyperlinks that facilitate access to this information.

The Distributor may reallow Class A’s sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by

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How to Buy, Sell and Exchange Shares of the Fund

investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs, where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

■	Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund),

■	Prudential, with an investment of $10 million or more, and

■	Qualified state tuition programs (529 plans).

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Conversion Feature—Class B Shares.”

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Step 3: Understanding the Price You’ll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value per share or NAV—is

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

determined by a simple calculation: it’s the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

The Fund’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or the Advisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline, but before Fund shares are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market. Fair value pricing procedures are designed to result in prices for the Fund’s securities and its net asset value that are

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How to Buy, Sell and Exchange Shares of the Fund

reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund’s NAV by short-term traders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end investment companies, the Fund’s net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests.

We determine the Fund’s NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund’s NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund’s portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the price of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you’ll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you’re entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received after the close of regular trading on the NYSE.

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Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC

Attn: Account Maintenance

P.O. Box 8159

Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus

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per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund’s prospectus, Shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.

When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier’s check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

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If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an “eligible guarantor institution.” An “eligible guarantor institution” includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares—Signature Guarantee.”

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004), you will have to pay a contingent deferred sales charge (CDSC). In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■	Amounts representing shares you purchased with reinvested dividends and distributions,

■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares (18 months of purchase for Class C shares purchased prior to February 2, 2004), and six years for Class B shares, and

■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares (18 months of purchase for Class C shares purchased prior to February 2, 2004), and six years for Class B shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the “Share Class Comparison” chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). The CDSC for Class B shares is 5% in the first year, 4% in the second, 3%

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in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares—which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you’ve held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC—Class B Shares

The CDSC will be waived if the Class B shares are sold:

■	After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability

■	To provide for certain distributions—made without IRS penalty—from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

■	On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Waiver of Contingent Deferred Sales Charge—Class B Shares.”

Waiver of the CDSC—Class C Shares

Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund’s net assets, we can then give you securities from the Fund’s portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

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Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days’ notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid.

In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares.”

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in any other JennisonDryden or Strategic Partners mutual fund—including certain money market funds—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can’t exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days’ notice.

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If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19101

There is no sales charge for exchanges. However, if you exchange—and then sell—Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase (18 months of purchase for Class C shares purchased prior to February 2, 2004), you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market fund will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, “Shareholder Investment Account—Exchange Privilege.”

Frequent Purchases and Redemptions of Fund Shares

The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Mutual funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a

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shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Mutual funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Trust’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (“Intermediaries”), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders consistently with each Fund’s Policies as set forth in each Fund’s Prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or strict restrictions on transfer by beneficial owners. Consistent with the restrictions

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described above, investments in the Fund through retirement programs administered by Prudential Retirement may be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or the Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your Fund shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the applicable Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day’s NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

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The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Expedited Redemption Privilege” in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm’s preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling Fund shares than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell Fund shares to you and in doing so may create conflicts of interest between the firms’ financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm’s customers).

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Payments under revenue sharing arrangements are made out of the Manager’s or Distributor’s own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative’s charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding Fund shares, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial service provider for details about any revenue sharing payments it may receive.

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Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of the Fund since its inception. Certain information reflects financial results for a single Fund share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of a Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Trust’s annual report, along with the Trust’s audited financial statements and report of the independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

Strategic Partners Focused Value Fund

For the fiscal years ended February 28, 2005 and February 29, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for the periods presented through February 28, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004(e)	Year Ended February 28, 2003	March 30, 2001(a) through February 28, 2002
Net asset value, beginning of period	$10.94	$7.21	$9.40	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.02	(0.01)	0.05
Net realized and unrealized gain (loss) on investment transactions	0.46	3.71	(2.18)	(0.59)
Total from investment operations	0.51	3.73	(2.19)	(0.54)
Less distributions:
Dividends from net investment income	—	—	—	(0.06)
Net asset value, end of period	$11.45	$10.94	$7.21	$9.40
Total return:(b)	4.66%	51.73%	(23.30)%	(5.44)%

Ratios/Supplemental Data
Net assets, end of period (000)	$27,279	$35,845	$25,081	$39,418
Average net assets (000)	$28,464	$28,203	$30,990	$44,868
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees[d]	1.49%	1.54%	1.52%	1.49	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.24%	1.29%	1.27%	1.24	%(c)
Net investment income (loss)	0.38%	0.20%	(0.16)%	0.51	%(c)
For Class A, B, C and Z shares:
Portfolio turnover	25%	16%	51%	65%
[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
[c]	Annualized
[d]	The distributor of the Fund contractually agreed to limit its distributions and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares. This contractual waiver will remain in effect for the fiscal year ending February 28, 2006.
[e]	Calculations are based on average shares outstanding during the year.

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Financial Highlights

Strategic Partners Focused Value Fund

Class B Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004(e)	Year Ended February 28, 2003	March 30, 2001(a) through February 28, 2002
Net asset value, beginning of period	$10.77	$7.15	$9.39	$10.00
Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.46	3.67	(2.15)	(0.59)
Total from investment operations	0.42	3.62	(2.24)	(0.61)
Less distributions:
Dividends from net investment income	—	—	—	—	(c)
Net asset value, end of period	$11.19	$10.77	$7.15	$9.39
Total return[b]	3.90%	50.63%	(23.86)%	(6.09)%

Ratios/Supplemental Data
Net assets, end of period (000)	$77,548	$87,840	$69,456	$114,443
Average net assets (000)	$79,294	$78,072	$90,871	$115,557
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.24%	2.29%	2.27%	2.24	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.24%	1.29%	1.27%	1.24	%(d)
Net investment loss	(0.37)%	(0.55)%	(0.93)%	(0.23	)%(d)

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
[c]	Less than $.005 per share.
[d]	Annualized.
[e]	Calculations are based on average shares outstanding during the year.

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Strategic Partners Focused Value Fund

Class C Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004(e)	Year Ended February 28, 2003	March 30, 2001(a) through February 28, 2002
Net asset value, beginning of period	$10.77	$7.15	$9.39	$10.00
Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.46	3.67	(2.15)	(0.59)
Total from investment operations	0.42	3.62	(2.24)	(0.61)
Less distributions:
Dividends from net investment income	—	—	—	—	(c)
Net asset value, end of period	$11.19	$10.77	$7.15	$9.39
Total return[b]	3.90%	50.63%	(23.86)%	(6.09)%

Ratios/Supplemental Data
Net assets, end of period (000)	$54,256	$63,764	$53,257	$82,673
Average net assets (000)	$56,544	$58,147	$70,419	$84,579
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.24%	2.29%	2.27%	2.24	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.24%	1.29%	1.27%	1.24	%(d)
Net investment loss	(0.37)%	(0.55)%	(0.94)%	(0.23	)%(d)

[a]	Commencement of investment operations.
[b]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
[c]	Less than $0.005 per share.
[d]	Annualized.
[e]	Calculations are based on average shares outstanding during the year.

Strategic Partners Focused Value Fund	49

Financial Highlights

Strategic Partners Focused Value Fund

Class Z Shares

Per Share Operating Performance	Year Ended February 28, 2005	Year Ended February 29, 2004(d)	Year Ended February 28, 2003	March 30, 2001(a) through February 28, 2002
Net asset value, beginning of period	$11.00	$7.23	$9.41	$10.00
Income (loss) from investment operations:
Net investment income	0.08	0.04	0.01	0.07
Net realized and unrealized gain (loss) on investment transactions	0.47	3.73	(2.19)	(0.58)
Total from investment operations	0.55	3.77	(2.18)	(0.51)
Less distributions:
Dividends from net investment income	—	—	—	(0.08)
Net asset value, end of period	$11.55	$11.00	$7.23	$9.41
Total return[b]	5.00%	52.14%	(23.17)%	(5.16)%

Ratios/Supplemental Data
Net assets, end of period (000)	$6,840	$8,359	$7,765	$17,106
Average net assets (000)	$7,356	$7,759	$11,896	$19,590
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.24%	1.29%	1.27%	1.24	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.24%	1.29%	1.27%	1.24	%(c)
Net investment income	0.63%	0.46%	0.07%	0.76	%(c)

[a]	Commencement of investment operations.
[b]	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
[c]	Annualized.
[d]	Calculations are based on average shares outstanding during the year.

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Notes

Strategic Partners Focused Value Fund	51

Notes

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Notes

Strategic Partners Focused Value Fund	53

Notes

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Notes

Strategic Partners Focused Value Fund	55

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■ MAIL	■ TELEPHONE	■ WEBSITE
Prudential Mutual Fund Services LLC PO Box 8098 Philadelphia, PA 19101	(800) 225-1852 (973) 367-3529 (from outside the U.S.)	www.strategicpartners.com

E-DELIVERY

To receive your mutual fund documents online, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■ Outside Brokers should contact:	■ TELEPHONE
Prudential Investment Management Services LLC PO Box 8310 Philadelphia, PA 10101	(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission (SEC) as follows:

■ MAIL	■ ELECTRONIC REQUEST
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	publicinfo@sec.gov Note: The SEC charges a fee to copy documents.

■ IN PERSON	■ VIA THE INTERNET
Public Reference Room in Washington, DC For hours of operation and location, call (202) 942-8090.	on the EDGAR database at http//www.sec.gov

Additional information about the Fund’s investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year)	■ SEMIANNUAL REPORT

Strategic Partners Focused Value Fund
Share Class	A	B	C	Z
Nasdaq	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	86276R858	86276R866	86276R874	86276R882

MFSP502AInvestment Company Act File No. 811-09805

STRATEGIC PARTNERS FUNDS

Jennison Select Growth Fund

Strategic Partners New Era Growth Fund

Strategic Partners Focused Value Fund

Strategic Partners Mid-Cap Value Fund

Statement of Additional Information

dated June 28, 2005

Strategic Partners Opportunity Funds (the Trust), is an open-end management investment company currently composed of four separate investment portfolios professionally managed by Prudential Investments LLC (PI or the Manager). Each portfolio benefits from discretionary advisory services provided by one or more investment advisers (each, an Adviser, and collectively, the Advisers) identified, retained and supervised and compensated by the Manager. The Trust currently offers the following four portfolios (each a Fund and collectively, the Funds):

•	Jennison Select Growth Fund (the Select Growth Fund)

•	Strategic Partners New Era Growth Fund (the New Era Growth Fund)

•	Strategic Partners Focused Value Fund (the Focused Value Fund)

•	Strategic Partners Mid-Cap Value Fund (the Mid-Cap Value Fund)

The Trust’s address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This statement of additional information (SAI) is not a prospectus and should be read in conjunction with the prospectuses of the Funds dated June     , 2005, copies of which may be obtained from the Trust upon request at the address or phone number noted above. The Funds’ audited financial statements for the fiscal year ended February 28, 2005 are incorporated in this SAI by reference to the Trust’s 2005 annual reports to shareholders (File No. 811-9805). You may obtain a copy of a Fund’s annual report at no charge by request to the Trust at the address or phone number noted above.

MFSP500B

HISTORY OF THE TRUST

Each Fund is a series of the Trust, which was established as a Delaware business trust on January 28, 2000 under the name “Strategic Partners Series.” On September 4, 2001, the Trust amended its Certificate of Trust, changing its name to “Strategic Partners Opportunity Funds.”

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

Classification.    The Trust is an open-end, management investment company. Each Fund is a non-diversified series of the Trust.

Investment Strategies, Policies and Risks.    The Funds’ prospectus sets forth each Fund’s investment objectives. This section provides additional information concerning the principal investment policies and strategies of the Funds, as well as information concerning certain non-principal investment policies and strategies. A Fund may not be successful in achieving its objective and you could lose money.

Focused Value Fund Recent Developments.    The Board of Trustees of the Trust (the Board) recently approved the submission of a proposal to shareholders to replace the current subadvisers of the Focused Value Fund. Focused Value Fund shareholders will be asked to vote on the proposal at a meeting expected to occur on or about July 1, 2005. Subject to shareholder approval of the subadviser change, the Board also approved a change in the name of the Focused Value Fund to Dryden Strategic Value Fund.

The Focused Value Fund’s current subadvisers are Davis Selected Advisers, LP (Davis) and Salomon Brothers Asset Management (Salomon). If approved by shareholders, the existing subadvisory agreements with each of Davis and Salomon will be terminated, and Quantitative Management Associates LLC (QMA) will replace Davis and Salomon as the subadviser to the Focused Value Fund. It is anticipated that if shareholders approve the proposal, QMA will assume responsibility for the day-to-day management of all of the assets of the Focused Value Fund’s portfolio as soon as practicable following shareholder approval.

If shareholders approve the proposal to retain QMA as the Focused Value Fund’s new subadviser, QMA has indicated that it intends to change certain of the investment strategies currently utilized by the Focused Value Fund to achieve its investment objective. In particular, QMA intends to manage the Focused Value Fund by using a quantitative approach to identify attractive, undervalued companies based on such measures as low price/earnings multiples. QMA refers to this investing approach as the “value equity” investment philosophy. The value equity stock selection process will utilize a bottom-up, quantitative investment process.

In order to reflect the appointment of QMA as the Focused Value Fund’s new subadviser and the changes in investment strategy, if the proposal to retain QMA as the Focused Value Fund’s new subadviser is approved, the Focused Value Fund intends to change its name to Dryden Strategic Value Fund.

QMA is a wholly owned subsidiary of Prudential Investment Management, Inc. and an affiliate of the Manager. As of March 31, 2005, QMA had approximately $             billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Mid-Cap Value Fund Recent Developments.    The Board and the Board of Directors of Strategic Partners Mutual Funds, Inc. (Strategic Partners Funds) recently approved proposals whereby the assets and liabilities of the Mid-Cap Value Fund would be exchanged for shares of Strategic Partners Relative Value Fund, a series of Strategic Partners Funds. Under the proposal, shares of each class of the Mid-Cap Value Fund would be exchanged at net asset value for identical share classes of equivalent value of Strategic Partners Relative Value Fund.

The transfer is subject to approval by the shareholders of the Mid-Cap Value Fund. A shareholder meeting is scheduled to be held on July 1, 2005. A proxy statement/prospectus relating to the transaction was mailed on or about May 5, 2005 to Mid-Cap Value Fund shareholders of record as of April 8, 2005.

Under the terms of the proposal, shareholders of the Mid-Cap Value Fund would become shareholders of Strategic Partners Relative Value Fund as indicated above. No sales charges would be imposed on the proposed transfers. Strategic Partners Fund anticipates obtaining an opinion of fund counsel that the transaction will not result in a gain or loss to Mid-Cap Value Fund shareholders for federal income tax purposes.

If the transfer is approved by shareholders, Strategic Partners Relative Value Fund will acquire the name of, and will change its name to Strategic Partners Mid-Cap Value Fund.

Equity-Related Securities

Equity-related securities include common stocks as well as preferred stocks; securities convertible into or exchangeable for common or preferred stocks; equity investments in partnerships, joint ventures and other forms of non-corporate investment; real estate investment trusts (REITs); American Depositary Receipts (ADRs); American Depositary Shares (ADSs); and warrants and rights exercisable for equity securities. Purchased options are not considered equity securities for the Funds’ purposes. No Fund will invest more than 5% of its total assets in unattached rights and warrants.

American Depositary Receipts and American Depositary Shares.    ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are denominated in U.S. dollars, registered domestically, easily transferable, and market quotations are readily available for them; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

Warrants and Rights.    A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant’s expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

Real Estate Investment Trusts.    Each Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

U.S. Government Securities

U.S. Treasury Securities.    Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. government guarantees do not extend to the yield or value of the securities or the Funds’ shares.

Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities.    Each Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government, including but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration, the Small Business Administration and the Export-Import Bank are backed by the “full faith and credit” of the United States. In the case of securities not backed by the “full faith and credit” of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Federal Home Loan Bank, the Student Loan Marketing Association, the Resolution Funding Corporation, FNMA, the Tennessee Valley Authority and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. These securities are subject to risk of default like those of private issuers. FHLMC investments may include collateralized mortgage obligations.

Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Special Considerations.    U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities generally are lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value of a Fund.

Foreign Investments

Each of the Focused Growth, Focused Value and Mid-Cap Value Funds may invest up to 20% of its total assets in securities of foreign issuers, and the New Era Growth Fund may invest up to 35% of its total assets in these securities. Foreign securities include money market instruments and debt and equity securities. ADRs and ADSs and similar receipts or shares traded in U.S. markets are not considered foreign securities within this limitation. Certain ADR programs are established without the participation of the foreign issuer and as a result there may be less information about the foreign issuer.

Investing in securities of foreign issuers and countries involves certain considerations and risks that are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exist in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.

There may be less publicly available information about foreign issuers and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange (NYSE) and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

In addition, if the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities denominated in that currency. Such changes also will affect a Fund’s income and distributions to shareholders. In addition, although a Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund’s income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Each Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities that are held by the Fund; and protecting the U.S. dollar value of such securities that are held by the Fund.

Under the Code, changes in an exchange rate that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company’s taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

Foreign securities include securities of any foreign country an Adviser considers appropriate for investment by a Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to a Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which a Fund would be subject.

Risk Management and Return Enhancement Strategies

Each Fund also may engage in various strategies, including using derivatives, to seek to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include the use of options on stock indexes and futures contracts and options on futures. Each Fund also may purchase futures contracts on foreign currencies and on debt securities and aggregates of debt securities. A Fund’s ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If new financial products and risk management techniques are developed, a Fund may use them to the extent consistent with its investment objective and policies.

Options on Securities Indexes.    Each Fund may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Fund’s portfolio. Each Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. Each Fund also may purchase put and call options to offset previously written put and call options of the same series.

A call option gives the purchaser, in exchange for a premium paid, the right, for a specified period of time, to purchase the position subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying position in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the position subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the position at the exercise price. The Fund might, therefore, be obligated to purchase the underlying position for more than its current market price.

Each Fund will write only “covered” options. A written option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying securities that comprise the index or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund’s losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund’s losses are potentially unlimited. There is no limitation on the amount of call options each Fund may write.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to an Adviser’s ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Advisers currently use such techniques in conjunction with the management of other mutual funds.

Risks of Transactions in Options.    An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although a Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers’ orders. Each Fund intends to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Indexes.    Each Fund’s purchase and sale of options on indexes will be subject to risks described above under “Risks of Transactions in Options.” In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is each Fund’s policy to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. Neither Fund will purchase or sell any index option contract unless and until, in an Adviser’s opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

Special Risks of Writing Calls on Indexes.    Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, each Fund will write call options on indexes only under the circumstances described below under “Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts.”

Price movements in a Fund’s portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund’s portfolio. It is also possible that the index may rise when the Fund’s portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

Unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund’s total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is “covered” by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Futures Contracts.    As a purchaser of a futures contract, each Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, each Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. Each Fund may purchase futures contracts on stock indexes and foreign currencies. Each Fund may sell futures contracts on debt securities, including U.S. government securities and aggregates of debt securities, stock indexes and foreign currencies.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. government, and must be executed through a futures commission merchant (that is, a brokerage firm) that is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange’s affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial margin). The initial margin will be equal to a percentage of the contract amount, as determined from time to time by the exchange on which the futures contract is traded. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. Thereafter, the futures contract is valued daily and the payment in cash of “variation margin” may be required, a process known as “mark-to-the-market.” Each day, the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

A Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when a Fund enters into a futures contract it is initially required to segregate with its custodian, in the name of the broker performing the transaction, an “initial margin” of cash or other liquid assets equal to a percentage of the contract amount, as determined from time to time by the exchange on which the futures contract is traded. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on a futures contract that will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to segregate subsequent deposits at its custodian for that purpose, of cash or other liquid assets, called “variation margin,” in the name of the broker, which are reflective of price fluctuations in the futures contract.

A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market where a physical commodity is being traded for immediate or spot delivery for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments.

The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by an Adviser may still not result in a successful transaction.

Options on Futures Contracts.    Each Fund also will enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. Each Fund may purchase put and call options and write “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right but not the obligation to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer’s futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

Each Fund may only write covered put and call options on futures contracts. A Fund will be considered “covered” with respect to a call option it writes on a futures contract if the Fund owns the securities or currency that is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates and maintains with its custodian for the term of the option cash or other liquid assets, equal to the fluctuating value of the optioned futures. A Fund will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates with its custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such put option). There is no limitation on the amount of a Fund’s assets that can be segregated.

Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities a Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of a Fund’s portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund’s portfolio that were being hedged.

Each Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the securities it owns as a result of market activity or fluctuating currency exchange rates. Each Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of market activity or fluctuating currency exchange rates.

Futures Contracts on Foreign Currencies and Options Thereon.    Each Fund may buy and sell futures contracts on foreign currencies and purchase and write options thereon. Generally, foreign currency futures contracts and options thereon are similar to the futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, a Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, each Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if a Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as initial margin. Thereafter, the futures contract is valued daily and the payment of “variation margin” may be required, resulting in the Fund’s paying or receiving cash that reflects any decline or increase, respectively, in the contract’s value, that is, “marked-to-market.”

The purchase of options on currency futures will allow each Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If an Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the market or the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, market or currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way a Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Each Fund may also use European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Additional Risks of Options, Futures Contracts and Options on Futures Contracts.    Futures contracts and options thereon on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lesser trading volume.

Exchanges on which options, futures contracts and options on futures contracts are traded may impose limits on the positions that a Fund may take in certain circumstances.

Special Risk Considerations Relating to Futures Contracts and Options Thereon.    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by an Adviser may still not result in a successful hedging transaction.

A Fund’s ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although each Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by a Fund is subject to the ability of an Adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the applicable Adviser’s expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts. Each Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

Each Fund will write put options on stock indexes and futures contracts on foreign currencies only if they are covered by segregating with its custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. In accordance with CFTC regulations, a Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)), either:

(i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or

(ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that a Fund has entered (determined at the time the most recent position was established) into does not exceed the liquidation value of such Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into.

No Commodity Pool Operator Registration or Regulation.    Each Fund is operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as a pool operator under the CEA. [Each Fund intends to rely on an exclusion from the definition of the term “commodity pool operator” under applicable rules and regulatory relief issued by the CFTC.]

Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If a Fund has written an option on an industry or market segment index, it will segregate with its custodian, or pledge to a broker as collateral for the option, at least ten “qualified securities,” all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund’s obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security that is listed on a national securities exchange or listed on Nasdaq against which a Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its custodian, it will not be subject to the requirements described in this paragraph.

Each Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. Each Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. Each Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund’s portfolio securities alone.

Each Fund’s purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in foreign currency exchange rates that might otherwise either adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, and to enhance the Fund’s return.

In addition, CFTC regulations may impose limitations on a Fund’s ability to engage in certain return enhancement and risk management strategies. There are no limitations on a Fund’s use of futures contracts and options on futures contracts beyond the restrictions set forth above.

Although each Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Risks of Risk Management and Return Enhancement Strategies

Participation in the options or futures market and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser’s predictions of movements in the direction of the securities or foreign currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on an Adviser’s ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain “cover” or to segregate assets in connection with hedging transactions.

Position Limits.    Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options that a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of an Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Loan Participation and Assignments

The Focused Value and Mid-Cap Value Funds may invest in loan participations and assignments. A Fund considers these investments to be investments in debt securities for purposes of this SAI. Loan participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire loan participations only if the lender inter-positioned between the Fund and the borrower is determined by an Adviser to be creditworthy. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such right may be more limited than those held by the assigning lender.

The Focused Value and Mid-Cap Value Funds may have difficulty disposing of assignments and loan participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Repurchase Agreements

Each Fund may enter into repurchase agreements, whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the repurchase agreement. A Fund’s repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the applicable Adviser. In the event of a default or bankruptcy by a seller, each Fund will promptly seek to liquidate the collateral.

Each Fund participates in a joint repurchase account with other investment companies managed by PI pursuant to an order of the Securities and Exchange Commission (SEC or the Commission). On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Lending of Securities

Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or other liquid assets, or an irrevocable letter of credit in favor of the Fund that is equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Trust (the Board). On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan. A Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Short Sales.    Each Fund may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate with its custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of a Fund’s net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

Each of the New Era Growth, Focused Value and Mid-Cap Value Funds also may make short sales against-the-box. A short sale against-the-box is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

Borrowing

Each Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of borrowing). Each Fund may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board.

Borrowing for investment purposes is generally known as “leveraging.” Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the Advisers would take prompt action to reduce the Fund’s holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in markets within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, such as repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. A Fund’s investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, an Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of an Adviser; and (b) it must not be “traded flat” (that is, without accrued interest) or be in default as to principal or interest.

Securities of Other Investment Companies

Each Fund may purchase shares of affiliated investment companies in accordance with the 1940 Act and as permitted by the Commission. Each Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies, subject to any other limitations in its investment restrictions. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See “Investment Restrictions.”

Subject to the conditions in an exemptive order issued by the Commission, each Fund may invest uninvested cash, in an amount not to exceed 25% of its total assets, and cash collateral from securities lending transactions, in shares of other registered open-end investment companies advised by PI (Investment Funds). The Investment Funds are money market funds or open-end short-term bond funds with a portfolio maturity of three years or less. Such investments may be made in lieu of direct investments in short-term liquid investments if the applicable Adviser believes that they are in the best interest of the Fund. Pursuant to the exemptive order, investments in Investment Funds will not subject a Fund to duplication of fees and expense and will not result in conflicts of interest.

[Each Fund is permitted to invest in exchange-traded funds. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.]

Exchange Traded Funds

The Funds may invest in investment companies in the form of various exchange traded funds (“ETFs”). ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:

•	“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•	“Qubes” (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares” which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

•	“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund’s investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Segregated Assets

When a fund is required to segregate assets in connection with certain portfolio transactions, it will designate liquid assets as segregated with its custodian. “Liquid assets” mean cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

When-Issued and Delayed Delivery Securities

Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund’s custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund’s purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Temporary Defensive Strategy and Short-Term Investments

When adverse market, economic or other conditions dictate a defensive strategy, a Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

A Fund may also temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, subject to the policy of each of the New Era Growth Fund, the Select Growth Fund, and the Focused Value Fund of normally investing at least 65% of its total assets in equity-related securities and the Mid-Cap Value Fund’s policy of investing at least 80% of its investable assets in equity securities of mid-cap companies.

Portfolio Turnover

As a result of the investment policies described above, a Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs that are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

The portfolio turnover rates for the Funds for the fiscal periods ended February 28, 2005, February 29, 2004 and February 28, 2003 were as follows:

Fund	2005	2004	2003
Select Growth Fund	86%	100%	53%
New Era Growth Fund	116%	144%	236%
Focused Value Fund	25%	16%	51%
Mid-Cap Value Fund	46%	46%	62%

* The Mid-Cap Value Fund commenced operations on May 31, 2002.

INVESTMENT RESTRICTIONS

The Trust has adopted the investment restrictions listed below as fundamental policies. Under the Investment Company Act of 1940, as amended (the 1940 Act), a fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of a Fund’s outstanding voting securities,” when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

The Funds may not:

1.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Funds to the Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

3.  Buy or sell physical commodities or contracts involving physical commodities. A Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

4.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Fund may purchase restricted securities without limit.

5.  Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Each of the Funds may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Funds’ investment objective.

For purposes of Investment Restriction 1, under the 1940 Act, each Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of Investment Restriction 5, each Fund relies on the North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Funds’ reliance on this classification system is not a fundamental restriction of the Funds and, therefore, can be changed without shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund’s assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund’s asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, each Fund has the following additional investment restrictions.

The Funds may not:

1.  Make investments for the purpose of exercising control or management.

2.  Invest in securities of other investment companies, except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Securities and Exchange Commission.

(Currently, under the Investment Company Act of 1940, the Funds may invest in securities of other investment companies subject to the following limitations: the Funds may hold not more than 3% of the outstanding voting securities of any one investment company, may not invest more than 5% of its total assets in any one investment company and may not invest more than 10% of its total assets in securities of one or more investment companies.) The Funds may invest up to 25% of their assets in shares of an affiliated mutual fund.

3.  Purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

The Trust will provide 60 days’ prior written notice to Mid-Cap Value Fund shareholders of a change in that Fund’s non-fundamental policy of investing at least 80% of its investable assets in equity securities of mid-cap companies.

MANAGEMENT OF THE TRUST

Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” “Fund Complex”† consists of the Trust and any other investment companies managed by PI.

Independent Trustees

Name, Address** and Age	Position with Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Linda W. Bynoe (52)	Director	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.	91	Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003).

David E. A. Carson (70)	Trustee	Since 2003	Trustee (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).	92	Director of United Illuminating and UIL Holdings. (utility company), since 1993.

Name, Address** and Age	Position with Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Robert E. La Blanc (71)	Trustee	Since 2000	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.	92	Director of Storage Technology Corporation (since 1979) (technology); Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65)	Trustee	Since 2000	Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	92	Director of Gannett Co., Inc. Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (since May 2001) (aerospace and defense); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61)	Trustee	Since 2003	Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).	91	None

Robin B. Smith (65)	Trustee	Since 2003	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	91	Director of BellSouth Corporation (since 1992).

Name, Address** and Age	Position with Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Stephen G. Stoneburn (61)	Trustee	Since 2000	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).	91	None

Clay T. Whitehead (66)	Trustee	Since 2000	President (since 1983) of National Exchange Inc. (new business development firm).	92	Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees
Judy A. Rice (57)*	Trustee and President	Since 2003	President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC (PIMS), President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC (PMFS); formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.	92	None

Name, Address** and Age	Position with Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Robert F. Gunia (58)*	Trustee and Vice President	Since 2000	Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of PIMS; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated.	167	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to Officers of the Trust who are not also Trustees is set forth below.

Officers

Name, Address** and Age	Position with Company	Term of Office and Length of Time Served***	Principal Occupations During Past 5 Years
William V. Healey (51)	Chief Legal Officer	Since 2004	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of PI; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of PIMS; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Grace C. Torres (45)	Treasurer and Principal Financial and Accounting Officer	Since 2000	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-May 1999) of Prudential Securities.

Deborah A. Docs (47)	Secretary	Since 2003	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (46)	Ass’t Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Name, Address** and Age	Position with Company	Term of Office and Length of Time Served***	Principal Occupations During Past 5 Years

Lee D. Augsburger (45)	Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer (since May 2003) of Pl; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Since 2002	Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998). Anti-Money Laundering Compliance Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51)	Acting Anti-Money Laundering Compliance Officer	Since 2004	Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997–January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001–May 2002); Vice President, Corporate Investigations (May 2002–present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.
*	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Sub-Manager (Prudential Investment Management, Inc. or PIM) the Advisers, (Calamos Advisors LLC or Calamos, TCW Investment Management Company or TCW, Jennison Associates LLC or Jennison, Davis Selected Advisers, LP or Davis, Salomon Brothers Asset Management Company Inc or Salomon Brothers, Fund Asset Management, L.P., doing business as Mercury Advisors or Mercury and Harris Associates L.P. or Harris) or the Distributor (Prudential Investment Management Services LLC or PIMS).
**	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.
***	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Trustee and/or Officer.
****	This column includes only directorships of companies required to register, or file report(s) with the SEC under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act

The Trust has Trustees who, in addition to overseeing the actions of the Manager, the Advisers and the Distributor, decide upon matters of general policy, in accordance with the laws of the State of Delaware and the 1940 Act. In addition to their functions set forth under “Investment Advisory and Other Services—Manager and Advisers” and “Principal Underwriter, Distributor and Rule 12b-1 Plans,” the Trustees also review the actions of the Trust’s Officers, who conduct and supervise the daily business operations of the Funds. Pursuant to the Trust’s Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Trust or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Manager and distributed by PIMS.

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of each Fund. Mr. Augsburger oversees the implementation of policies and procedures for each Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as Chief Compliance Officer of the Manager.

Shareholder Communications with Trustees

Shareholders of each Fund can communicate directly with the Board by writing to the Chair of the Board, Strategic Partners Opportunity Funds, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Strategic Partners Opportunity Funds, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Standing Board Committees

The Board of Trustees of the Trust (the Board) has established three standing committees in connection with the governance of the Trust—Audit, Nominating and Governance, and Valuation.

Audit Committee.    The Audit Committee of the Board consists of Messrs. Carson (Chair), Stoneburn and Whitehead and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing each Fund’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to a Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to a Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met 3 times during the fiscal year ended February 28, 2005.

Nominating and Governance Committee.    The Nominating and Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, trustee education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee met 3 times during the fiscal year ended February 28, 2005. The Nominating and Governance Committee Charter is available on the Fund’s website at www.strategicpartners.com.

Selection of Trustee Nominees.    The Nominating and Governance Committee is responsible for considering nominees for Trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Nominating and Governance Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Strategic Partners Opportunities Funds, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that a Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information that the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee.    The Valuation Committee consists of at least two Board members or an Officer of the Trust and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of a Fund’s portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Trust Officer availability. The Valuation Committee did not meet during the fiscal year ended February 28, 2005. For more information about the Valuation Committee, see “Net Asset Value” below.

Compensation

Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of Trust Officers and employees of each Fund as well as the fees and expenses of all Interested Trustees.

The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose Boards the Trustees may be asked to serve.

Independent Trustees may defer receipt of their Trustees’ fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily deferred Trustees’ fees which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Trust’s obligation to make payments of deferred Trustees’ fees, together with interest thereon, is a general obligation of the Trust.

The Trust has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended February 28, 2005 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Trust’s Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table

Name and Position	Aggregate Fiscal Year Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Fund Complex Paid To Trustees
Linda W. Bynoe***	$—	None	None	—
David E. A. Carson	$5,869	None	None	$199,750(38/92)*
Robert E. La Blanc	$5,777	None	None	$204,500(38/92)*
Douglas H. McCorkindale**	$5,740	None	None	$176,916(38/92)*
Richard A. Redeker	$5,823	None	None	$184,833(37/91)*
Robin B. Smith**	$6,008	None	None	$206,500(37/91)*
Stephen G. Stoneburn**	$5,834	None	None	$194,000(37/92)*
Clay T. Whitehead	$5,877	None	None	$201,500(38/92)*

*	Number of Funds/Portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged during 2004.

**	Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of Trustees, in total or in part, under each Fund’s deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2004, total value of compensation for the calendar year amounted to $291,729, $195,639 and $423,670 for Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.
***	Ms. Bynoe became a Trustee of the Trust as of March 2, 2005.

Interested Trustees and Officers do not receive compensation from the Trust or any fund in the Fund Complex and therefore are not shown in the compensation table.

The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2004.

Trustee Share Ownership Table

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Fund Complex
Linda W. Bynoe*	—	—
David E. A. Carson	—	Over $100,000
Robert E. La Blanc	—	Over $100,000
Douglas H. McCorkindale	—	Over $100,000
Richard A. Redeker	—	Over $100,000
Robin B. Smith	—	Over $100,000
Stephen Stoneburn	$10,001 — $50,000	Over $100,000
(Select Growth Fund and New Era Growth Fund)
Clay T. Whitehead	$50,001 — $100,000	Over $100,000
(Focused Value Fund)

*	Ms. Bynoe became a Trustee of the Trust on March 2, 2005.

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Fund Complex
Robert F. Gunia	—	Over $100,000
Judy A. Rice	$1 — $10,000	Over $100,000
(Select Growth Fund)

None of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of any of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust as of December 31, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Trustees of the Trust are eligible to purchase Class Z shares of the Funds, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

As of June 27, 2005, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each Fund.

As of                     , 2005, the owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of each Fund were as follows:

Name	Address	Fund/Class	Number of Shares/ % of Fund Class
First Clearing LLC WBNA Collateral Account FBO Ernest A Porter &	10700 Wheat First Drive Glen Allen VA 23060	New Era Growth Fund/A	100,000/5.04%

Prudential Investment Mgmt Svc	Gateway Center Three 10th Floor Newark NJ 07102	New Era Growth Fund/Z	270,889/55.64%

Charles Schwab Co	101 Montgomery Street San Francisco CA 94104	New Era Growth Fund/Z	140,887/28.94%

PIMS/Prudential Retirement As Nominee For The TTEE/Customer Plan ARMC, INC. 403 (B)	1240 Huffman Mill Road Burlington NC 27215	Focused Value Fund/A	591,366/25.69%

Prudential Investment Mgmt SVC	Gateway Center Three 10th Floor Newark NJ 07102	Focused Value Fund/Z	224,449/45.99%

Charles Schwab Co	101 Montgomery St San Francisco CA 94104	Focused Value Fund/Z	218,347/44.74%

Merrill Lynch, Pierce Fenner & For The Sole Benefit Of Its Customers	4800 Deer Lake East Drive Jacksonville, Fl 32246	Mid Cap Value Fund/B	233,045/ 5.32%

Merrill Lynch, Pierce Fenner & For The Sole Benefit Of Its Customers	4800 Deer Lake East Drive Jacksonville, Fl 32246	Mid Cap Value Fund/C	243,343/7.69%

Prudential Investment Mgmt SVC	Gateway Center Three 10th Floor Newark, NJ 07102	Mid Cap Value Fund/Z	744,347/59.29%

Charles Schwab Co	101 Montgomery St San Francisco, CA 94104	Mid-Cap Value Fund/Z	371,754/29.61%

Prudential Investment Mgmt Svc	Gateway Center Three 10th Floor Newark NJ 07102	Jennison Select Growth Fund/Z	262,999/65.63%

Charles Schwab Co	101 Montgomery Street San Francisco CA 94104	Jennison Select Growth Fund/Z	69,997/17.47%

As of                      , 2005, Wachovia Securities, LLC (Wachovia Securities) was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Fund:

Fund/Class	Number of Shares/ % of Fund Class
Select Growth
Class A	1,830,304.485 / 66.22%
Class B	7,630,394.210 / 70.19%
Class C	4,272,297.883 / 77.35%
Class Z	N/A / N/A%
New Era Growth
Class A	1,986,227.755 / 18.32%
Class B	5,186,559.676 / 75.23%
Class C	3,570,001.692 / 80.94%
Class Z	— / —%
Focused Value
Class A	2,301,736.89 / 47.85%
Class B	6,357,029.58 / 72.89%
Class C	4,382,985.449 / 72.64%
Class Z	488,024.649 / 96.86%
Mid-Cap Value
Class A	1,599,380.096 / 73.85%
Class B	4,376,523.311 / 76.11%
Class C	3,164,284.779 / 80.89%
Class Z	1,255,492.106 / 0.90%

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Advisers

The manager of the Funds is Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that comprise the JennisonDryden or Strategic Partners mutual funds. See “How the Fund is Managed—Manager” in the prospectus of the Funds. As of March 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies and as administrator to Prudential closed-end investment companies with assets of approximately $88.8 billion.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

Pursuant to four Management Agreements with the Trust (each, a Management Agreement, and collectively, the Management Agreements), PI, subject to the supervision of the Board and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of its portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of all Advisers and make recommendations to the Board with respect to the retention of Advisers and the renewal of any subadvisory agreements. PI also administers each Fund’s business affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by BONY, the Funds’ custodian, and PMFS, the Funds’ transfer and dividend disbursing agent. The management services of PI for the Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreements, a fee at an annual rate of 0.90% of each Fund’s average daily net assets up to and including $1 billion and 0.85% of average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly.

The following table shows the amounts that the Funds paid to PI pursuant to each Management Agreement for the three fiscal years or periods ended February 28, 2005.

Management Fees Paid to PI

Fund	Fiscal Year Ended February 28, 2005	Fiscal Year Ended February 29, 2004	Fiscal Year Ended February 28, 2003
Select Growth	$945,835	$1,101,067	$1,376,576
New Era Growth	$936,907	$956,692	$1,110,951
Focused Value	$1,544,926	$1,549,633	$1,837,584
Mid-Cap Value	$1,291,713	$1,270,285	$978,327	*

* The Mid-Cap Value Fund commenced operations on May 31, 2002.

In connection with its management of the business affairs of each Fund, PI bears the following expenses:

(a)  the salaries and expenses of all personnel of each Fund and the Manager, except the fees and expenses of the Independent Trustees;

(b)  all expenses incurred by PI or by a Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; and

(c)  the fees, costs and expenses payable to PIM under a Sub-Management Agreement, and to Calamos, TCW, Jennison, Davis, Salomon Brothers as Mercury and Harris Associates pursuant to the subadvisory agreement between PIM and Jennison and the subadvisory agreements between PI and each of Calamos, TCW, Jennison, Davis, Salomon Brothers, Mercury and Harris (each a Subadvisory Agreement and collectively the Subadvisory Agreements).

Under the terms of its Management Agreement, each Fund is responsible for the payment of the following expenses: (1) the fees and expenses incurred by each Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to the Manager, (2) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund’s Advisers, (3) the fees and certain expenses of the custodian and transfer agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares, (4) the charges and expenses of legal counsel and the independent registered public accounting firm for the Fund, (5) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade associations of which the Fund may be a member, (8) the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, and paying notice filing fees under state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (13) distribution and service fees.

Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

Each Subadvisory Agreement provides that the applicable Adviser will furnish investment advisory services to a portion of the applicable Fund’s portfolio in connection with the management of the Fund. In connection therewith, Calamos, TCW, Jennison, QMA Mercury and Harris are obligated to keep certain books and records of their respective Fund. Under the Subadvisory Agreements, each Adviser, subject to the supervision of PI, is responsible for managing the assets of its respective Fund in accordance with the Fund’s investment objective, investment program and policies. Each Adviser determines what securities and other instruments are purchased and sold for its respective Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement.

With respect to the Select Growth Fund, PI has entered into a Sub-Management Agreement with PIM. PIM has entered into a Subadvisory Agreement with Jennison. The Sub-Management Agreement provides that PIM shall provide Jennison certain research services and will assist with the maintenance of books and records as Jennison may request from time to time. For its services, PIM is compensated by PI at an annual rate of 0.60% of the average daily net assets of the Fund sub-managed by PIM on total Fund assets up to and including $1 billion and 0.55% of such average daily net assets on total Fund assets in excess of $1 billion. Under the Subadvisory Agreement for the Fund, Jennison is compensated by PIM (as Sub-Manager) for its services at an annual rate of 0.30% of the average daily net assets advised by Jennison on total Fund assets up to $300 million and 0.25% of such average daily net assets on total Fund assets in excess of $300 million.

Under the Subadvisory Agreements for the New Era Growth Fund, Calamos is compensated by PI for its services at an annual rate of 0.45% of the average daily net assets for the portion of such assets that Calamos manages up to and including $100 million of total Fund assets and 0.40% of such average daily net assets in excess of $100 million of total Fund assets, and TCW is compensated by PI for its services at an annual rate of 0.38% of the average daily net assets advised by TCW on total Fund assets. For purposes of calculating Calamos’s fees, the assets of the New Era Growth Fund are combined with another fund in the Fund Complex for which Calamos also serves as subadviser.

Under the Subadvisory Agreements for the Focused Value Fund, Davis is compensated by PI for its services at an annual rate of 0.50% of the average daily net assets advised by Davis on Fund assets up to and including $1 billion and 0.40% of such average daily net assets on Fund assets in excess of $1 billion, and Salomon Brothers is compensated by PI for its services at an annual rate of 0.50% of the average daily net assets advised by Salomon Brothers on Fund assets up to and including $1 billion and 0.40% of such average daily net assets on Fund assets in excess of $1 billion.

Under the Subadvisory Agreements for the Mid-Cap Value Fund, Mercury is compensated by PI for its services at an annual rate of 0.55% of the average daily net assets advised by Mercury on Fund assets up to and including $1 billion and 0.45% of such average daily net assets on total Fund assets in excess of $1 billion, and Harris is compensated by PI for its services at an annual rate of 0.55% of the average daily net assets advised by Harris on Fund assets up to and including $1 billion and 0.45% of such average daily net assets on total Fund assets in excess of $1 billion.

Each of the Subadvisory Agreements and the Sub-Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement pursuant to which such Subadvisory or Sub-Management Agreement was entered into. Each Subadvisory Agreement and the Sub-Management Agreement may be terminated by the Trust, PI or the applicable Adviser (or, with respect to the Sub-Management Agreement, PIM) upon not more than 60 days’, nor less than 30 days’, written notice. Each of the Subadvisory Agreements and the Sub-Management Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For the fiscal years or periods ended February 28, 2005, February 29, 2004 and February 28, 2003, PI paid to PIM and the Advisers the fees set forth in the following table.

Fees Paid to PIM and Advisers

Fund	Adviser/PIM	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003
Select Growth Fund	PIM*	$174,127	$326,658	$417,995
	Alliance*	$282,303	$407,387	$499,722
New Era Growth Fund	TCW**	N/A	N/A	N/A
	Jennison**	$280,428	$290,692	$338,122
	MFS**	N/A	N/A	$234,297
	Calamos**	$211,268	$211,230	$44,759
Focused Value Fund	Davis	$433,656	$425,812	$515,889
	Salomon Brothers	$424,635	$435,095	$505,037
Mid-Cap Value Fund	Mercury	$374,818	$368,712	$286,765	***
	Harris	$414,562	$407,651	$288,229	***

*	From these amounts, PIM paid Jennison subadvisory fees of $174,127, $203,693, and $249,861 for the fiscal years ended February 28, 2005, February 29, 2004, and February 28, 2003, respectively. Alliance was terminated as an Adviser for the Select Growth Fund, effective March 21, 2005.

**	TCW commenced sub-advising the New Era Growth Fund on March 28, 2005, replacing Jennison. Calamos commenced sub-advising the Fund on December 16, 2002, replacing MFS Investment Management.
***	The Mid-Cap Value Fund commenced operations on May 31, 2002.

Matters Considered by the Board

The Management, Sub-Management and Subadvisory Agreements were last approved by the Board, including all of the Independent Trustees on May 25, 2004 at an in-person meeting called for that purpose. In approving these Agreements, the Board primarily considered, with respect to the Trust, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Trust. The Board requested and evaluated reports from the Manager, PIM and the Advisers that addressed specific factors designed to inform the Board’s consideration of these and other issues.

With respect to the nature and quality of the services provided by the Manager, Sub-Manager and Advisers, the Board considered the performance of each Fund in comparison to relevant market indexes and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past year and since inception. The Board considered the Manager’s, Sub-Manager’s and Adviser’s reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Funds. The Board also considered each of the Manager’s, Sub-Manager’s and Adviser’s stated commitment to the maintenance of effective compliance programs for the Funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager, Sub-Manager and Advisers. The Board reviewed these firms’ use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by each Fund from such services.

With respect to the overall fairness of the Management, Sub-Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager, Sub-Manager and the Advisers and their affiliates from their association with the Trust. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each Fund. The Board noted that the fee rate paid by the Trust to the Manager was comparable to the median compensation paid by comparable funds. The Board also considered that the Trust’s fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager or Sub-Manager to the Advisers. In concluding that the direct and indirect benefits accruing to the Manager, the Sub-Manager, the Advisers and their affiliates by virtue of their relationship to the Trust, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to each firm’s profit or loss on each Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, these firms discussed with the Board the allocation methodologies for inter-company revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from their fees. The Board understood that none of these firms uses its profitability analysis in the management of its businesses other than in connection with the approval or continuation of its agreement, at least in part because the analysis excludes significant costs and includes certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Trustees.

Principal Underwriter, Distributor and Rule 12b-1 Plans

PIMS Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Fund. See “How the Trust is Managed—Distributor” in the Funds’ prospectus. PIMS is a subsidiary of Prudential.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Trust on behalf of each Fund pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each Fund’s Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares of each Fund under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor’s expenses exceed its distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributor’s expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund’s shares and the maintenance of related shareholder accounts.

Class A Plan.    Under the Class A Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to 0.30% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to 0.25% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of 0.25%) may not exceed 0.30% of the average daily net assets of the Class A shares. The Distributor contractually agreed to limit its distribution- related fees payable under the Class A Plan to 0.25% of the average daily net assets of the Class A shares for the fiscal year ended February 28, 2005 and such contractual waiver will remain in effect for the fiscal year ending February 28, 2006. The Distributor also receives an initial sales charge from shareholders. The table below sets forth the payments received by the Distributor under the Class A Plan, the amount spent by the Distributor in distributing Class A shares and the amount of initial sales charges received by the Distributor in connection with the sale of Class A shares for the fiscal years or periods ended February 28, 2005, February 29, 2004 and February 28, 2003.

Amounts Received by the Distributor for Class A Shares

Fund	Distribution Fees				Amount Spent Distributing Class A Shares				Approximate Initial Sales Charge
	2005	2004	2003		2005	2004	2003		2005	2004	2003
Select Growth	$34,474	$40,604	$52,141		$34,100	$40,700	$51,900		$17,100	$15,700	$39,200
New Era Growth	$47,846	$48,557	$58,185		$47,000	$48,400	$51,000		$17,400	$19,600	$26,400
Focused Value	$71,160	$70,508	$77,476		$49,600	$56,400	$71,203		$23,300	$18,900	$52,400
Mid-Cap Value	$55,177	$57,679	$50,165	*	$52,500	$56,300	$50,100	*	$42,800	$58,200	$1,335,300	*

* The Mid-Cap Value Fund commenced operations on May 31, 2002.

The amounts spent by the Distributor in distributing Class A shares were primarily for the payment of account servicing fees to financial advisers and other persons who sell Class A shares.

Class B and Class C Plans.    Under the Class B and Class C Plans, each Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of 1% of the average daily net assets of each of the applicable class of shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of 0.75% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of 0.25% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts.

Class B Plan.    For the fiscal years or periods ended February 28, 2005, February 29, 2004 and February 28, 2003, the Distributor received the distribution fees paid by each Fund and the proceeds of contingent deferred sales charges (CDSCs) paid by investors on the redemption of Class B shares as set forth below:

Amounts Received by the Distributor for Class B Shares

Fund	Distribution Fees				Approximate CDSCs
	2005	2004	2003		2005	2004	2003
Select Growth	$553,540	$621,570	$750,203		$189,100	$238,700	$488,500
New Era Growth	$469,192	$470,206	$512,747		$183,500	$206,000	$407,600
Focused Value	$792,941	$780,719	$908,709		$265,900	$420,800	$678,600
Mid-Cap Value	$590,262	$553,197	$386,638	*	$248,900	$322,000	$223,400	*

*	The Mid-Cap Value Fund commenced operations on May 31, 2002.

For the fiscal year ended February 28, 2005, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds’ Class B shares:

Amounts Spent by the Distributor in Connection with Class B Shares

Fund	Printing and Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses	Commission Payments to Financial Advisers of Prudential Securities	Overhead Costs*	Total Amount Spent by Distributor
Select Growth	$3,600(2.0%)	$138,600(76.5%)	$20,800(11.5%)	$18,000(10.0%)	$181,000
New Era Growth	$3,800(2.2%)	$118,200(70.0%)	$32,400(19.2%)	$14,800( 8.6%)	$167,000
Focused Value	$3,200(1.2%)	$201,000(74.2%)	$46,300(17.2%)	$20,100( 7.4%)	$269,700
Mid-Cap Value	$3,400(1.3%)	$150,700(59.8%)	$70,400(27.9%)	$27,800(11.0%)	$252,300

*	Includes (a) the expenses of operating the branch offices of Wachovia Securities and Pruco Securities, LLC (Pruco) in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of fund sales.

Class C Plan.    For the fiscal years or periods ended February 28, 2005, February 29, 2004 and February 28, 2003, the Distributor received the distribution fees paid by the Funds under the Class C Plan, initial sales charges and the proceeds of CDSCs paid by investors on the redemption of shares as set forth below:

Amounts Received by the Distributor for Class C Shares

Fund	Distribution Fees				Approximate Initial Sales Charges				Approximate CDSCs
	2005	2004	2003		2005	2004	2003		2005	2004	2003
Select Growth	$325,026	$389,874	$494,556		$—	$7,700	$23,600		$1,800	$6,000	$17,700
New Era Growth	$331,558	$347,731	$408,180		$—	$12,200	$12,300		$2,700	$3,600	$48,100
Focused Value	$565,445	$581,472	$704,188		$—	$17,500	$43,800		$5,100	$18,000	$127,400
Mid-Cap Value	$432,771	$437,963	$324,023	**	$—	$23,500	$534,100	*	$4,600	$76,600	$57,900	*

*	Class C shares purchased before February 2, 2004 were sold with a 1% initial sales charge.
**	The Mid-Cap Value Fund commenced operations on May 31, 2002.

For the fiscal year ended February 28, 2005, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds’ Class C shares:

Amounts Spent by the Distributor in Connection with Class C Shares

Fund	Printing and Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses	Commission Payments to Financial Advisers of Prudential Securities	Overhead Costs*	Total Amount Spent by Distributor
Select Growth	$2,100(0.6%)	$317,500(96.7%)	$8,800( 2.7%)	$100( —%)	$328,500
New Era Growth	$2,700(0.8%)	$321,300(94.9%)	$14,200( 4.2%)	$400(0.1%)	$338,600
Focused Value	$2,300(0.4%)	$547,900(96.7%)	$16,100( 2.8%)	$500(0.1%)	$566,800
Mid-Cap Value	$2,500(0.5%)	$409,300(91.4%)	$35,600( 7.9%)	$600(0.2%)	$448,000

*	Includes (a) the expenses of operating the branch offices of Wachovia Securities and Pruco in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expense relating to branch promotion of Fund sales.

Distribution expenses attributable to the sale of Class A, Class B or Class C shares of each Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees who have no direct or indirect financial interest in the Class A, Class B and Class C Plans or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 60 days’, nor less than 30 days’, written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

Pursuant to the Distribution Agreement, each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

In addition to distribution and service fees paid by each Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons who distribute shares of a Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

PI may from time to time voluntarily waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Such voluntary waivers may be reduced or terminated by PI at any time without prior notice. In addition, the Distributor contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares for each Fund for the fiscal year ended February 28, 2005. Such contractual waiver will remain in effect for the fiscal year ending February 28, 2006. Fee waivers and subsidies will increase a Fund’s total return.

NASD Maximum Sales Charge Rule

Pursuant to National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a Fund may not exceed 0.75%. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

The Bank of New York (BONY), One Wall Street, New York, N.Y. 10286, serves as custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for each Fund’s foreign assets held outside the United States. On March 2, 2005, the Board approved the appointment of PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, to replace BONY and serve as each Fund’s custodian effective on or about November, 2005.

PMFS, Gateway Center Three, 100, Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is a wholly-owned subsidiary of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $12.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended February 28, 2005, the Select Growth Fund, the New Era Growth Fund, the Focused Value Fund, and the Mid-Cap Value Fund incurred fees of approximately $208,100, $228,700, $191,800 , and $132,300, respectively, for services to PMFS.

KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as the Trust’s independent registered public accounting firm and in that capacity audits the annual financial statements of the Trust. Other accountants previously served as the independent registered public accounting firm for each Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Board and the Board at meetings held on September 2, 2003.

Codes of Ethics

The Trust has adopted a Code of Ethics. In addition, the Manager, the Advisers and the Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Additional Information About Select Growth Fund Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Select Growth Fund. Unless noted otherwise, all information is provided as of February 28, 2005.

Other Accounts Managed by Select Growth Fund Portfolio Managers.    The table below identifies, for each portfolio manager for the Select Growth Fund, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Select Growth Fund Portfolio Manager and Adviser	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Spiros Sigalas Jennison	15 Registered Mutual Funds with $16,785,952,988 in total assets under management.	2 Unregistered Pooled Investment Vehicles with $232,721,291 in assets under management.	9 Other Accounts with $2,413,354,220 in total assets under management.

Kathleen McCarragher Jennison	15 Registered Mutual Funds with $7,496,448,334 in total assets under management.	4 Unregistered Pooled Investment Vehicles with $258,634,172 in assets under management.	49 Other Accounts with $4,706,773,861 in total assets under management.

Select Growth Fund Portfolio Manager Compensation/Material Conflicts of Interest.    Set forth below is an explanation of the structure of, and method(s) used by Jennison to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Select Growth Fund’s investments and investments in other accounts.

Jennison Portfolio Manager Compensation.    Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

•	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•	The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Jennison Conflicts of Interest.    In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address that allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manger may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically access whether the portfolio manger has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Select Growth Fund Portfolio Manager Securities Ownership.    The table below identifies ownership of Select Growth Fund securities by each portfolio manager.

Select Growth Fund Portfolio Manager	Ownership of Select Growth Fund Securities
Spiros Segalas	None
Kathleen McCarragher	None

Additional Information About New Era Growth Fund Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the New Era Growth Fund. Unless noted otherwise, all information is provided as of February 28, 2005.

Other Accounts Managed by New Era Growth Fund Portfolio Managers.    The table below identifies, for each portfolio manager for the New Era Growth Fund, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

New Era Growth Fund Portfolio Manager and Adviser	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

John P. Calamos, Sr. CALAMOS	17 Registered Mutual Funds with $28,175,831,859 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $137,598,323 in assets under management.	25,509 Other Accounts with $10,017,367,115 in total assets under management.

	0 Registered Mutual Funds with $0 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $72,126,765 in assets under management.	1 Other Account with $9,079,736 in total assets under management.

Nick P. Calamos CALAMOS	17 Registered Mutual Funds with $28,175,831,859 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $137,598,323 in assets under management.	25,509 Other Accounts with $10,017,367,115 in total assets under management.

	0 Registered Mutual Funds with $0 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $72,126,765 in assets under management.	1 Other Account with $9,079,736 in total assets under management.

John P. Calamos, Jr. CALAMOS	7 Registered Mutual Funds with $15,406,802,463 in total assets under management.	2 Unregistered Pooled Investment Vehicles with $72,126,765 in assets under management.	25,509 Other Accounts with $10,017,367,115 in total assets under management.

	0 Registered Mutual Funds with $0 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $72,126,765 in assets under management.	1 Other Account with $9,079,736 in total assets under management.

Christopher Ainley TCW	5 Registered Mutual Funds with $245,693,969 in total assets under management.	7 Unregistered Pooled Investment Vehicles with $142,371,391 in assets under management.	59 Other Accounts with $1,890,375,549 in total assets under management.

	0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Account with $309,015,906 in total assets under management.

Douglas Foreman TCW	6 Registered Mutual Funds with $248,003,858 in total assets under management.	9 Unregistered Pooled Investment Vehicles with $187,213,979 in assets under management.	68 Other Accounts with $3,477,895,989 in total assets under management.

	0 Registered Mutual Funds with $0 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $144,775,097 in assets under management.	0 Other Accounts with $0 in total assets under management.

New Era Growth Fund Portfolio Manager and Adviser	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

R. Brendt Stallings TCW	5 Registered Mutual Funds with $186,339,867 in total assets under management.	8 Unregistered Pooled Investment Vehicles with $151,764,607 in assets under management.	40 Other Accounts with $2,402,548,736 in total assets under management.

	0 Registered Mutual Funds with $0 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $144,775,097 in assets under management.	0 Other Accounts with $0 in total assets under management.

New Era Growth Fund Portfolio Manager Compensation/Material Conflicts of Interest.    Set forth below is an explanation of the structure of, and method(s) used by Calamos and TCW to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the New Era Growth Fund’s investments and investments in other accounts.

Calamos Portfolio Manager Compensation.    For the fiscal year ending March 31, 2004, the portfolio managers received all of their compensation from Calamos Advisors’ predecessor. The portfolio managers were also officers and equity owners of Calamos Advisors’ predecessor and therefore received compensation for serving in such capacities. John P. Calamos, Sr. and Nick P. Calamos each received compensation in the form of salary and dividend distributions. John P. Calamos, Jr. received compensation in the form of salary, bonus and dividend distributions. Compensation for each portfolio manager was benchmarked against industry compensation standards for portfolio managers in comparable executive positions.

For fiscal year 2005, John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. will receive compensation based partly on the performance of the accounts they manage as compared to investment performance benchmarks and also based upon the achievement of certain corporate goals, such as growth of income, revenue and assets under management.

Calamos Conflicts of Interest.    The Fund’s portfolio managers are responsible for managing both the Fund and other registered investment companies and accounts, including separate accounts and unregistered funds.

Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors LLC (“Calamos Advisors”) in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the Investment Company Act of 1940 and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

TCW Portfolio Manager Compensation.    Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation (“fee sharing”). Fee sharing generally represents most of the portfolio managers’ total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of the Adviser and its affiliates (collectively, “TCW”) and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW’s parent, Société Générale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the Adviser as well.

TCW Conflicts of Interest.    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

New Era Growth Fund Portfolio Manager Securities Ownership.    The table below identifies ownership of New Era Growth Fund securities by each portfolio manager.

New Era Growth Fund Portfolio Manager	Ownership of New Era Growth Fund Securities
John P. Calamos Sr.	None
Nick P. Calamos	None
John P. Calamos, Jr.	None
Christopher Ainley	None
Douglas Foreman	None
R. Brendt Stallings	None

Additional Information About Focused Value Fund Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Focused Value Fund. Unless noted otherwise, all information is provided as of February 28, 2005.

Other Accounts Managed by Focused Value Fund Portfolio Managers.    The table below identifies, for each portfolio manager for the Focused Value Fund, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Focused Value Fund Portfolio Manager and Adviser	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Christopher C. Davis Davis	23 Registered Mutual Funds with $47 Billion in total assets under management.	5 Unregistered Pooled Investment Vehicles with $802 Million in assets under management.	30,000 Other Accounts with $9.9 Billion in total assets under management.

Focused Value Fund Portfolio Manager and Adviser	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Kenneth Charles Feinberg Davis	21 Registered Mutual Funds with $47 Billion in total assets under management.	5 Unregistered Pooled Investment Vehicles with $902 Million in assets under management.	30,000 Other Accounts with $9.9 Billion in total assets under management.

Feitler Salomon Brothers	17 Registered Mutual Funds with $9.35 Billion in total assets under management.	2 Unregistered Pooled Investment Vehicles with $0.24 Billion in assets under management.	30,724 Other Accounts with $5.64 Billion in total assets under management.

Mark McAllister Salomon Brothers	17 Registered Mutual Funds with $9.35 Billion in total assets under management.	2 Unregistered Pooled Investment Vehicles with $0.24 Billion in assets under management.	30,724 Other Accounts with $5.64 Billion in total assets under management.

Focused Value Fund Portfolio Manager Compensation/Material Conflicts of Interest.    Set forth below is an explanation of the structure of, and method(s) used by Davis and Salomon Brothers to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Focused Value Fund’s investments and investments in other accounts.

Davis Advisor Portfolio Manager Compensation.

Structure of Compensation    Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Ownership of Fund Shares    Neither Christopher Davis nor Kenneth Feinberg own any shares of Strategic Partners Focused Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds which are managed in a similar manner as the Strategic Partners Focused Value Fund.

Davis Conflicts of Interest

Potential Conflicts of Interest    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

•	The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•	Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

Salomon Brothers Portfolio Manager Compensation.    Citigroup Asset Management (“CAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Salomon Brothers Conflicts of Interest.    Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Focused Value Fund Portfolio Manager Securities Ownership.    The table below identifies ownership of Focused Value Fund securities by each portfolio manager.

Focused Value Fund Portfolio Manager	Ownership of Focused Value Fund Securities
Christopher C. Davis	None
Kenneth Charles Feinberg	None
Feitler	None
Mark McAllister	None

Additional Information About Mid-Cap Value Fund Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Mid-Cap Value Fund. Unless noted otherwise, all information is provided as of February 28, 2005.

Other Accounts Managed by Mid-Cap Value Fund Portfolio Managers.    The table below identifies, for each portfolio manager for the Mid-Cap Value Fund, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Mid-Cap Value Fund Portfolio Manager and Adviser	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
R. Elise Baum Mercury	4 Registered Mutual Funds with $4,230,644,907 in total assets under management.	1 Unregistered Pooled Investment Vehicles with $293,884,801 in assets under management.	3 Other Accounts with $45,371,672 in total assets under management.

William C. Nygren, CFA Harris	8 Registered Mutual Funds with $15,442,460,707 in total assets under management.	2 Unregistered Pooled Investment Vehicles with $395,753,641 in assets under management.	0 Other Accounts with $0 in total assets under management.

Robert M. Levy, CFA Harris	5 Registered Mutual Funds with $1,180,816,570 in total assets under management.	0 Unregistered Pooled Investment Vehicles with $0 in assets under management.	531 Other Accounts with $2,272,018,643 in total assets under management.

Michael J. Mangan, CFA, CPA Harris	6 Registered Mutual Funds with $683,925,229 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $107,609,230 in assets under management.	173 Other Accounts with $3,144,545,394 in total assets under management.

Michael J. Mangan, CFA, CPA Harris	0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicles with $0 in assets under management.	1 Other Account with $10,552,513 in total assets under management.

Mid-Cap Value Fund Portfolio Manager Compensation/Material Conflicts of Interest.    Set forth below is an explanation of the structure of, and method(s) used by Mercury and Harris to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Mid-Cap Value Fund’s investments and investments in other accounts.

Mercury Portfolio Manager Compensation.

Portfolio Manager Compensation Overview

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures

Compensation Program

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate—both up and down—with the relative investment performance of the portfolios that they manage.

Base Salary

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

MLIM’s formulaic portfolio manager compensation program include: investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on MLIM’s ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of MLIM’s performance. Portfolio managers therefore have a direct incentive to protect ML’s reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative-investment performance and expense management objectives during a performance year are eligible to participant in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating Portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to MLIM employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Mercury Conflicts of Interest.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Fund may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that each Fund’s portfolio management team has responsibilities for managing accounts in addition to the Funds, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Fund’s portfolio management team owns an interest in one fund or account he or she manages and not another.

Harris Portfolio Manager Compensation.

Robert M. Levy, William C. Nygren and Michael J. Mangan are portfolio managers of the Prudential Mid Cap Value Fund (the “Fund”). Each of the portfolio managers is a partner of Harris Associates L.P. (the “Firm”), a subadviser to the Fund. The portfolio managers are compensated solely by the Firm.

The Firm’s compensation of investment professionals, including the managers of the Fund, is based upon an assessment of each individual’s long-term contribution to the investment success of the Firm. Compensation for each of the managers of the Fund is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and each of the managers of the Mid Cap Value Fund receive the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group. Each of the managers of the Mid Cap Value Fund are paid a portion of the discretionary bonus pool.

(3)	Participation in a deferred compensation plan. The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years. Mr. Nygren and Mr. Levy participated in the deferred compensation plan during calendar year 2004.

The determination of the amount of each individual’s participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of the Firm’s domestic or international investment group, whether as a portfolio manager, a research analyst or both.

Factors considered in evaluating the contribution of portfolio managers, including each of the Fund’s portfolio managers, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager’s assets under management. The managers’ compensation is not based solely on an evaluation of the performance of the Fund or the assets in the Fund. Rather, the Firm considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.

In addition to his role as a portfolio manager, Mr. Nygren is a research analyst, and his compensation is also based on his contribution made to the Firm in that role. The specific qualitative and quantitative factors considered in evaluating an analyst’s contributions include new investment ideas, the performance of investment ideas during the current year as well as over longer-term periods, and an assessment of the quality of analytical work.

In addition to the above factors, an individual’s other contributions to the Firm, such as a role in investment thought leadership and management of the Firm, are taken into account in the compensation process.

Harris Conflicts of Interest.

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Registrant’s accounts and other accounts managed by the Portfolio Managers, including affiliated client accounts, accounts in which the Portfolio Managers may have personal investments, or accounts for which Harris Associates L.P. (the “Firm”) may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).

Allocation of Investment Opportunities:    The Firm makes decisions to recommend, purchase, sell or hold securities for all of its client accounts based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Firm’s policy to allocate investment opportunities to each client, including the Registrant, over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, the Firm will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.

Aggregation of Orders and Trade Allocations:    When the Firm believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the Firm may aggregate its clients’ orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filled, the Firm’s traders will allocate securities among the accounts participating in the order, and “product accounts” (i.e. mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (i.e. pro rata).

The Firm has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the Registrant, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.

Mid-Cap Value Fund Portfolio Manager Securities Ownership.    The table below identifies ownership of Mid-Cap Value Fund securities by each portfolio manager.

Mid-Cap Value Fund Portfolio Manager	Ownership of Mid-Cap Value Fund Securities
R. Elise Baum	$1 to $10,000
William C. Nygren	None
Robert M. Levy	None
Michael J. Mangan	None

Description of Proxy Voting Policies and Recordkeeping Procedures

The Board has delegated to PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. Each of the Funds authorized PI to delegate, in whole or in part, its proxy voting authority to its investment advisers or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

PI and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each of the Funds. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI and the Board maintain a policy of seeking to protect the best interests of each Fund should a proxy issue potentially implicate a conflict of interest between a Fund and PI or its affiliates.

PI delegates to the Advisers responsibility for voting the Funds’ proxies. The Advisers are expected to identify and seek to obtain the optimal benefit for the Funds, and to adopt written polices that meet certain minimum standards, including the policies be reasonably designed to protect the best interests of the Funds and delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Adviser. PI and the Board expect that the Advisers will notify PI and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that the Advisers will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended February 28, 2005 is available on the internet at www.strategicpartners.com and on the Commission’s website at www.sec.gov.

A summary of the proxy voting policies of each Adviser is set forth in Appendix-II of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Trust has adopted a policy pursuant to which each Fund, the Manager, the Advisers, and the principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits each Fund, the Manager, and the Advisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the applicable Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Manager” includes the Advisers and other sub-advisers for the Trust. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates, Prudential Equity Group LLC and its affiliates, or an affiliate of one of the Advisers and other sub-advisers for the Trust (each an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. No Fund will deal with an affiliated broker in any transaction in which the affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves the affiliated broker acting as principal with respect to any part of a Fund’s order.

In placing orders for portfolio securities of a Fund, the Manager’s overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager’s knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager’s knowledge of the financial stability of the firms; the Manager’s knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager’s investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to a Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

The allocation or orders among firms and the commission rates paid are reviewed periodically by the Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Fund, will not significantly affect the Fund’s ability to pursue its present investment objective. However, in the future, in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for a Fund. In order for an affiliated broker to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm’s-length transaction. Furthermore, the Board, including a majority of Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.

The table below sets forth certain information concerning the payment of commissions by the Funds, including the commissions paid to an affiliated broker for the fiscal years or periods ended February 28, 2005, February 29, 2004 and February 28, 2003.

	Select Growth Fund			New Era Growth Fund			Focused Value Fund			Mid-Cap Value Fund
	2005	2004	2003	2005	2004	2003	2005	2004	2003	2005	2004	2003*
Total brokerage commissions	$266,526	$385,142	$300,903	$421,261	$720,058	$1,055,524	$180,143	$184,031	$604,821	$286,953	$387,478	$708,370
Total brokerage commissions paid to affiliated brokers	$2,853	$5,420	$0	$1,210	$6,470	$0	$350	$9,219	$17,000	$50,480	$103,677	$12,860
Percentage of total brokerage commissions paid to affiliated brokers	1.1%	1.4%	—	0.3%	0.9%	—	0.2%	5.0%	2.8%	17.6%	26.8%	1.8%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	1.2%	1.3%	—	0.1%	0.6%	—	0%	1.3%	8.9%	21.9%	35.5%	.04%

*	The Mid-Cap Value Fund commenced operations on May 31, 2002.

Of the total brokerage commissions paid during these fiscal years or periods, the following table sets forth the amount and percentage that the Funds paid to firms that provided research, statistical or other services to the Advisers. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

	2005		2004		2003
Fund	$ Amount	Percentage	$ Amount	Percentage	$ Amount		Percentage
Select Growth	$10,487	4.59%	$39,741	12.28%	$9,628		3.20%
New Era Growth	$3,652	1.73%	$24,142	3.43%	$7,894		0.75%
Focused Value	$12,316	14.34%	$6,466	4.82%	$76,442		12.64%
Mid-Cap Value	$29,840	11.38%	$38,888	12.46%	$53,846	*	7.60%*

*	The Mid-Cap Value Fund commenced operations on May 31, 2002.

The Trust is required to disclose the Funds’ holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parent companies as of February 28, 2005. The following table shows such holdings as of that date.

Fund	Broker Dealer	Amount	Debt/ Equity
Select Growth	J.P. Morgan Securities Inc.	$2,763,000	E
	Merrill Lynch & Co. Inc.	2,619,000	E

New Era Growth	Citigroup Global Markets Inc.	$1,025,000	D

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made public, as required by law, in the Funds’ annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the Funds’ portfolio holdings as of fiscal quarter end are reported to the SEC and posted to each Fund’s website within 60 days after the end of each Fund’s first and third fiscal quarters. In addition, each Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund’s website within 15 days after the end of each month. These postings can be located at www.strategicpartners.com or at www.jennisondryden.com, and are available for at least six months from the date of their posting.

When authorized by the Trust’s Chief Compliance Officer and another Officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for a Fund, rating and ranking organizations, and certain affiliated persons of a Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of Fund holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g, level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2.  The request shall be forwarded to PI’s Product Development Group and to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an Officer of the Trust must be executed with the recipient of the fund holdings information.

4.  An Officer of the Trust shall approve the release and agreement. Copies of the release and agreement shall be sent to PI’s law department.

5.  Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of fund holdings information.

6.  PI’s Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, each Fund will provide:

1.  Traditional External Recipients/Vendors

•	Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•	Full holdings on a daily basis to the Adviser(s), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day. When a Fund has more than one Adviser, each Adviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the Adviser has responsibility.

•	Full holdings to each Fund’s independent registered public accounting firm as soon as practicable following the Fund’s fiscal year-end or on an as-needed basis; and

•	Full holdings to financial printers as soon as practicable following the end of each Fund’s quarterly, semi-annual and annual period-ends.

2.  Analytical Service Providers

•	Each Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end;

•	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•	Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

In connection with the ongoing arrangements to make available information about each Fund’s portfolio holdings, a Fund may require the party receiving such information to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or by an affiliated person of the Manager.

The Board has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over each Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Funds’ policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into five series and four classes, designated Class A, Class B, Class C and Class Z shares. In addition to the four Funds described in this SAI, the Trust has established a fifth series, the Strategic Partners Market Opportunity Fund, which currently is not being offered. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Trust’s Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund’s assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Trust’s outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by a Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Shares of each Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge that, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B, Class C (or Class A shares in certain cases)). Class Z shares of the Funds are offered to a limited group of investors at NAV without any sales charges. See “How to Buy, Sell and Exchange Shares of the Funds” in the Funds’ prospectus.

Purchase by Wire

For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Funds’ custodian, Custody and Shareholder Services Division, Attention: [Name of Fund], specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

If you arrange for receipt by the Funds’ custodian of Federal Funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Funds’ custodian directly and should be sure that the wire specifies Strategic Partners [name of Fund], Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds.

Issuance of Fund Shares for Securities

Transactions involving the issuance of a Fund’s shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by an Adviser.

Specimen Price Make-up

Under the current distribution arrangements between the Trust and the Distributor, Class A shares are sold with a maximum initial sales charge of 5.50%, and Class B(1), Class C(1) and Class Z shares are sold at NAV. Using the NAV of each Fund at February 28, 2005, the maximum offering price of the Fund’s shares is as follows:

	Select Growth Fund	New Era Growth Fund	Focused Value Fund	Mid-Cap Value Fund
Class A
NAV and redemption price per Class A share(1)	$6.21	$8.10	$11.45	$12.88
Maximum sales charge (5.50% of offering price)	0.36	0.47	0.67	0.75

Maximum offering price to public	$6.57	$8.57	$12.12	$13.63

Class B
NAV, offering price and redemption price per Class B share(1)	$6.00	$7.85	$11.19	$12.62

Class C
NAV, offering price and redemption price per Class C share(1)	$6.00	$7.85	$11.19	$12.62

Class Z
NAV, offering price and redemption price per Class Z share	$6.29	$8.20	$11.55	$12.96

(1)	Class A, Class B and Class C shares are subject to a CDSC on certain redemptions.

Selecting a Purchase Alternative

The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to a Fund:

If you intend to hold your investment in a Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5.50% and Class B shares are subject to a CDSC of 5% that declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

Class B and Class C Shares

The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See “Contingent Deferred Sales Charge” below.

The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares and up to 2% of the purchase price of Class C shares to brokers, financial advisers and other persons who sell Class B and Class C shares at the time of sale. This facilitates the ability of the Funds to sell the Class B and Class C shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See “How the Fund is Managed—Distributor” in the Prospectus.

Class Z Shares

Benefit Plans.    Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs.    Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

•	mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services.

•	mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors.    Class Z shares also are available for purchase by the following categories of investors:

•	certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

•	current and former Director/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

•	Prudential, with an investment of $10 million or more or

•	qualified state tuition programs (529 plans).

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder’s fee from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described in the Prospectus under “Reducing or Waiving Class A’s Initial Sales Charge,” may aggregate the value of their existing holdings of Fund shares and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the JennisonDryden or Strategic Partners mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor’s holdings.

Sale of Shares

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors’ accounts) by the Transfer Agent, the Distributor or your broker. See “Net Asset Value” below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See “Contingent Deferred Sales Charge” below. If you are redeeming your shares through a broker, your broker must receive the sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m., New York time) in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

If you hold shares of the Fund through Wachovia Securities, you must redeem the shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to a Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, the Distributor, or to your broker.

Payment for redemption of recently purchased Fund shares will be delayed until a Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier’s check.

Expedited Redemption Privilege.    By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank that is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “How to Buy, Sell and Exchange Shares of the Fund—Telephone Redemptions or Exchanges” in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

Signature Guarantee.    If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent’s records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an “eligible guarantor institution.” An “eligible guarantor institution” includes any bank, broker-dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Pruco, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent’s records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind.    If the Board determines that it would be detrimental to the best interests of the remaining Fund shareholders to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the Fund’s investment portfolio, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Involuntary Redemption.    In order to reduce expenses of each Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, with an account value of less than $500 due to a redemption. Each Fund will give such shareholders 60 days’ prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-Day Repurchase Privilege.    If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See “Contingent Deferred Sales Charge” below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge

Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase (18 months of purchase for shares purchased prior to February 2, 2004) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the shareholder. The CDSC will be imposed on any redemption by a shareholder which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by the shareholders for shares during the preceding 12 months, in the case of Class A shares (in certain cases) or Class C shares (18 months of purchase for shares purchased prior to February 2, 2004), and six years, in the case of Class B shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

Years Since Purchase Payments Made	Contingent Deferred Sales Charge as a Percentage of Dollars Invested or Redemption Proceeds
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	1.0%
Sixth	1.0%
Seventh and thereafter	None

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payment for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 12 months for Class C shares (18 months of purchase for shares purchased prior to February 2, 2004); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge—Class A Shares.    Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The CDSC is waived for certain retirement or benefit plans affiliated with Prudential. For more information, call Prudential at (800) 353-2847.

Waiver of Contingent Deferred Sales Charge—Class B Shares.    The CDSC will be waived in the case of a redemption following the death or disability of a shareholder in, or the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2. The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

Systematic Withdrawal Plan.    The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold of 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at 800-225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Trust.

You must notify Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver	Required Documentation
Death	A copy of the shareholder’s death certificate or, in the case of a trust, a copy of the grantor’s death certificate, plus a copy of the trust agreement identifying the grantor.

Disability—An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.	A copy of the Social Security Administration award letter or a letter from a physician on the physician’s letterhead stating that the shareholder (or, in the case of a trust, the grantor (a copy of the trust agreement identifying the grantor will be required as well)) is permanently disabled. The letter must also indicate the date of disability.

Category of Waiver	Required Documentation
Distribution from an IRA or 403(b)	A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2 and is taking a normal distribution—signed by the shareholder.

Distribution from Retirement Plan	A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions	A letter from the shareholder (for an IRA) or the plan administrator/ trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge—Class C Shares

Benefit Plans.    The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Automatic Conversion Feature—Class B Shares

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.60%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to each Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute “preferential dividends” under the Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of Fund shares, a Shareholder Investment Account (Account) is established for each investor under which a record of the shares held is maintained by the transfer agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and Distributions

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds. An investor may direct the Transfer Agent in writing not less than five(5) full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of the other mutual funds that the Trust offers and other JennisonDryden or Strategic Partners mutual funds, including one or more money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of each Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans offering only certain of the JennisonDryden and Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden and Strategic Partners mutual funds whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the mutual fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See “Purchase, Redemption and Pricing of Fund Share—Sale of Shares” above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

Class A.    Shareholders of a Fund may exchange their Class A shares for Class A shares of other JennisonDryden or Strategic Partners mutual funds, and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the Class A exchange privilege.

The following money market funds participate in the Class A exchange privilege:

Dryden Government Securities Trust (Money Market Series)

MoneyMart Assets, Inc. (Class A shares)

Dryden Tax-Free Money Fund, Inc.

Class B and Class C.    Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. (Money Fund). No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

Class B and Class C shares of a Fund may also be exchanged for shares of Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in Money Fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of Money Fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in Money Fund and “tolled” for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from Money Fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into Money Fund prior to the last day of the month (and are held in Money Fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in Money Fund will be excluded.

At any time after acquiring shares of other Strategic Partners mutual funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

Class Z.    Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Dollar Cost Averaging

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year’s education at a four-year college for the 2002-2003 academic year averaged approximately $24,728 at a private college and approximately $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in ten years.1

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

Period of Monthly Investments:	$100,000	$150,000	$200,000	$250,000
25 Years	$105	$158	$210	$263
20 Years	170	255	340	424
15 Years	289	433	578	722
10 Years	547	820	1,093	1,366
5 Years	1,361	2,041	2,721	3,402

See “Automatic Investment Plan”

1 Source: The College Board Trends in College Pricing 2002. Average costs for private institutions include tuition, fees, room and board for the 2002-2003 academic year.

2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor’s bank must be a member of the Automated Clearing House System. Share certificates are not issued to AIP participants.

Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

Systematic Withdrawal Plan

A systematic withdrawal plan is available to shareholders through the transfer agent, the Distributor or your broker. Such Systematic Withdrawal Plan provides for monthly or quarterly redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder’s account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days’ written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and “tax-deferred accounts” under Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

Individual Retirement Accounts.    An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable personal savings account.

Tax-Deferred Compounding*

Contributions Made Over:	Personal Savings (35%)	Personal Savings (15%)	IRA
10 years	$26,712	$29,235	$31,291
15 years	46,091	52,856	58,649
20 years	71,060	85,678	98,846
25 years	103,232	131,283	157,909
30 years	144,685	194,651	244,692

*	The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart also illustrates earnings in a personal savings account, assuming that the earnings are eligible for the current lower dividend and capital gain tax rate and that this lower rate (currently set to expire after 2008) is made permanent.

NET ASSET VALUE

Each Fund’s NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund’s portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indexes) are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the Fund investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available otherwise a principal market maker or primary market dealer). U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the- counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by an Adviser under procedures established by and under the general supervision of the Board.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the applicable Adviser or the Manager (or Valuation Committee or Board), does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Manager and Adviser, including, as applicable, their portfolio managers, traders, research and credit analysts and legal compliance personnel on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer’s financial condition and the market in which it does business, cost of the investment, transactions in comparable securities, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other report or information deemed reliable by the Manager or Advisers regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds, and such other factors as may be determined by the Advisers, Manager, Board or Valuation Committee to materially affect the value of security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believe were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation. On a day that the Manager may determine that one or more of a Fund’s portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund’s NAV and the Manager presents these valuations to the Board for its ratification. Debt investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available otherwise a primary market dealer).

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain federal income tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in each Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. For federal income tax purposes, as of February 28, 2005, the Select Growth Fund had a capital loss carryforward of approximately $180,119,000, of which $22,176,300 expires in 2009, $87,880,800 expires in 2010, $54,266,800 expires in 2011, and $15,795,100 expires in 2012; the New Era Growth Fund had a capital loss carryforward of approximately $112,185,000 of which $35,082,000 expires in 2010 and $77,103,000 expires in 2011; the Focused Value Fund had a capital loss carryforward of approximately $30,327,000, of which $1,294,000 expires in 2010, $12,188,000 expires in 2011, $16,251,000 expires in 2012 and $594,000 expires in 2013. Accordingly, no capital gains distributions are expected to be paid to Fund shareholders until net gains have been realized in excess of the applicable carryforwards.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Furthermore, distributions in such a case would be taxable to such shareholders to the extent of earnings and profits of the Fund.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain “net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

Certain futures and foreign currency forward contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be “marked to market” for federal income tax purposes; that is, treated as having been sold at their fair market value on the last business day of the Fund’s taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to distribution requirements referred to above, even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gain or loss on the sale, lapse or other termination of options acquired by the Fund on stock and on narrowly-based stock indexes generally will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions that are part of a “straddle” will be subject to certain wash sale, short sale and constructive sale provisions of the Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The straddle rules may also affect the characterization of Fund gains or losses as short-term or long-term (including the conversion of long-term capital gain to short-term capital gain) and may require the capitalization of certain related expenses of the Fund.

Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on dispositions of debt securities denominated or referenced in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to may any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

Unrelated Business Taxable Income

Generally, an exempt organization (including an individual retirement account) is exempt from U.S. federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. However, a tax-exempt U.S. person investing in a Fund will not realize UBTI with respect to an unleveraged investment in Shares. Tax-exempt U. S. persons are urged to consult their own tax advisors concerning the U. S. federal tax consequences of an investment in a Fund.

Each Fund invests in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies (“PFICs”) under the Code), the Fund may be subject to federal income tax on a portion of any “excess distribution” from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, a Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income (as discussed below) if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

Fund Distributions

Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the qualified dividend income received by the Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which the Fund received the qualified dividend income, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund to a corporate shareholder with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate applicable to qualified dividend income.

Ordinarily shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a “capital gain dividend”, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions in excess of a Fund’s current or accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as a capital gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund’s shares by the amount of the distribution. If the net asset value is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of Fund shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires shares of the Fund pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding

Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, “interest-related” dividends and “short-term capital gains dividends” received from a regulated investment company are exempt from the 30-percent withholding tax. Both “interest-related dividends” and “short-term capital gains dividends” must be designated as such by a written notice mailed to shareholders no later than 60 days after a Fund’s taxable year. [It is expected that each Fund will designate dividends as “interest-related dividends” or “short-term capital gains dividends” and therefore certain dividends paid to foreign shareholders may be eligible for this exemption.] This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid for taxable years beginning after December 31, 2004 and before January 1, 2008, and apply to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if a Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Also, any distributions paid by a Fund to a foreign shareholder for taxable years beginning after December 31, 2004 and before January 1, 2008 will, to the extent attributable to gain from the sale or exchange of a U.S. real property interest, be treated as gain recognized from the sale or exchange of a U.S. real property interest and taxed as such to a foreign shareholder.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

Foreign Taxes

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U. S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund’s assets to be invested in various countries will vary. The Funds will not be eligible to “pass through” to its shareholders the amount of foreign taxes paid by each Fund for foreign tax credit purposes.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

PERFORMANCE INFORMATION

Average Annual Total Return.    A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

Average annual total return is computed according to the following formula:

P(1 + T)n = ERV

Where:	P =	hypothetical initial payment of $1000.
	T =	average annual total return.
	n =	number of years.
	ERV =	ending redeemable value of a hypothetical $1,000 payment of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption).

Average annual total return (after taxes on distributions and after taxes on distributions and redemption) each takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

P(1 + T) n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
ATVDR		=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Aggregate Total Return.    A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

ERV—P

P

Where:	P =	a hypothetical initial payment of $1000.
	ERV =	ending redeemable value of a hypothetical $1,000 payment of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

FINANCIAL STATEMENTS

The Funds’ financial statements for the fiscal year ended February 28, 2005, incorporated in this SAI by reference to the Trust’s 2005 annual report to shareholders (File No. 811-9805), have been so incorporated in reliance on the reports of KPMG LLP, independent registered public accounting firm. Furthermore, the financial statements have been subject to management certifications in accordance with the Sarbanes-Oxley Act of 2002, Sections 302 and 906. You may obtain a copy of the Trust’s annual report at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

APPENDIX I—GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

Asset Allocation

Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

Diversification is a time-honored technique for reducing risk, providing “balance” to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond’s (or a bond portfolio’s) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years—the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond’s (or the bond portfolio’s) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

Market timing—buying securities when prices are low and selling them when prices are relatively higher—may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund’s volatility.

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APPENDIX II—PROXY VOTING POLICIES OF THE ADVISERS

CALAMOS ADVISORS LLC (CALAMOS)

Description of Proxy Voting Process

The Fund has delegated proxy voting responsibilities to its investment adviser, Calamos Advisors LLC (“Calamos”), subject to the Board’s general oversight. The Fund expects Calamos to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best economic interests. Calamos has adopted its own Proxy Voting Policies and Procedures (“Policies”). The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the adviser and its affiliates, including the Fund’s principal underwriter.

The following is a summary of the proxy voting Policies used by Calamos to follow in voting proxies.

To assist it in voting proxies, Calamos has established a Committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos will vote in favor of proposals recommended by a company’s board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos will examine board member elections on a case-by-case basis, Calamos will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-take over measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

Finally, Calamos has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. This procedure provides that the Committee, along with Calamos’ Legal Department, will examine conflicts of interests with the Fund of which Calamos is aware and seek to resolve such conflicts in the best interests of the Fund, irrespective of any such conflict.

You may obtain a copy of the Calamos’ Policies by calling (800) 582-6959, by visiting its website at www.calamos.com or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission’s website at www.sec.gov.

TCW INVESTMENT MANAGEMENT (TCW)

Proxy Voting Policy Summary

TCW’s Proxy Voting Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal.

TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. Therefore, individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and Outside Services.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, but in the event of a potential conflict, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises as a result of a TCW client relationship and the Guidelines are either silent on the matter or the portfolio manager has determined to override the Guidelines, then TCW will undertake an analysis to determine the client poses a material conflict. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast. Second, in recognition of the significance of TCW’s portfolio managers in the proxy voting process, if a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW’s Proxy Voting Manager.

For proxies of non-U.S. companies, it is typically both difficult and costly to vote proxies. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, TCW will make every reasonable effort to vote such proxies.

JENNISON ASSOCIATES LLC (Jennison)

Proxy Voting Policy Summary

Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC (“Jennison”) actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

Davis Selected Advisers, LP (“DSA”)

Proxy Voting Policies and Procedures

Amended August 6, 2003

I. Introduction

DSA exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. DSA takes its ownership responsibilities very seriously and believe the right to vote proxies for its clients’ holdings is a significant asset of the clients. DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

DSA acquires and holds a company’s securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with proxy voting principles to ensure that DSA’s voting policies reflect a thorough analysis of the issues and their potential impact on shareholder value. These principles will frame the analysis of each proxy issue and provide a basis for decision-making in all instances. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

II. Principals

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance—Equity shareholders are owners of the business—company boards and management teams are ultimately accountable to them. DSA supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. DSA opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business—DSA supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, DSA opposes proposals that limit management’s ability to do this. DSA will generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see DSA’s Pre-Determined Proxy Voting Policies for more details (“Exhibit A”).

III. Fiduciary Duties of Care and Loyalty

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, DSA must act in the best interest of the client and not in its own interest.

When DSA has been granted the authority to vote client proxies, DSA owes the client the duties of “care” and “loyalty”:

(1)  The duty of care requires DSA to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2)  The duty of loyalty requires DSA to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client’s interest to DSA’s own interests.

IV. Pre-Determined Voting Policy

Attached to these Proxy Voting Policies and Procedures is Exhibit A “Pre-Determined Voting Policies” that describe DSA’s general proxy voting policies. DSA may, however, deviate from the general polices in order to accomplish a specific objective. All deviations from the stated polices shall be documented.

V. Ensuring Proxies are Voted

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if DSA has been assigned the right to vote the proxies.

Scope. If a client has not authorized DSA to vote its proxies, then these Policies and Procedures shall not apply to that client’s account. The scope of DSA’s responsibilities with respect to voting proxies are ordinarily determined by DSA’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis. DSA is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client’s best interest, such as when DSA determines that the cost of voting the proxy exceeds the expected benefit to the client. DSA shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

DSA is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company’s shares are no longer held by DSA clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients’ holdings.

Record of Voting

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A “General Proxy Voting Policies”.

VI Identifying and Resolving Potential Conflicts of Interest

Potential Conflicts of Interest

A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA’s interests and those of its clients, DSA will consider:

(1)  Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, DSA may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to DSA. Such business could include managing company retirement plans, serving as sub-adviser for funds sponsored by the company, or

(2)  Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)  Votes consistent with Exhibit A “General Proxy Voting Policies” are presumed to be consistent with the best interests of clients;

(2)  DSA may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy.

(3)  DSA may obtain guidance from an independent third party

(4)  The potential conflict may be immaterial.

(5)  Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict:

VII. Proxy Oversight Group

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

(1)  Establishes, amends, and interprets proxy voting policies and procedures;

(2)  Oversees how DSA’s compliance department (which monitors corporate actions and votes client proxies in accordance with these proxy procedures) executes these duties; and

(3)  Resolves conflicts of interest identified by the Compliance Department.

Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group:

DSA’s:

(1)  Proxy Analyst;

(2)  Chief Compliance Officer; and

(3)  Chief Legal Officer

Two or more members shall constitute a quorum. Meetings may be held telephonically. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

VIII. Shareholder Activism

DSA’s fiduciary duties to its clients do not necessarily require DSA to become a “shareholder activist”. As a practical matter, DSA will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, DSA may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, DSA may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to DSA’s clients.

IX. Obtaining Copies of How Proxies Were Voted

DSA’s clients may obtain a copy of the record of how their own proxies were voted by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

No party is entitled to obtain a copy of how proxies, other than their own, were voted without valid government authority.

X. Summary of Proxy Voting Policies and Procedures

DSA shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of DSA’s Proxy Voting Policies and Procedures. This summary shall be included in DSA’s Form ADV Part II, which is delivered to all new clients.

XI. Records

DSA shall retain for the legally required periods the following records:

(a)  Copies of DSA’s Proxy Voting Policies and Procedures and each amendment thereof;

(b)  Proxy statements received regarding client securities;

(c)  Records of votes DSA cast on behalf of clients;

(d)  Records of written client requests for proxy voting information and DSA’s response;—and

(e)  Any documents prepared by DSA that were material to making a decision on how to vote, or that memorialized the basis of the decision.

XII. Amendments

DSA’s Proxy Oversight Group may amend these Proxy Policies and Procedures from time to time. Clients shall be notified of material changes.

Exhibit A

Davis Selected Advisers, L.P.

Pre-Determined Proxy Voting Policies

Amended: August 6, 2003

Notice: Davis Selected Advisers, L.P. (“DSA”) has established the following general principals for voting proxies on behalf of its clients. While these principals shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients’ investment. Items not addressed within these policies will be evaluated on a case-by-case basis.

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director’s record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors’ performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management’s performance. Appropriate hurdles should include the company’s performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

Although such a philosophy does not allow for exact precision,

•	We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

•	We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

•	We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

•	We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

•	We will generally vote for pulling future option grants into the present year.

Directors also bear responsibility for the presentation of a company’s financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,

•	We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.

•	We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company’s pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:

•	long-term corporate performance

•	nominee’s investment in the company

•	corporate governance provisions and takeover activity (discussed in Sections III and IV)

•	director compensation

•	number of other board seats held by nominee

•	interlocking directorships

•	nominee’s attendance at meetings (past two years)

•	relevant business experience

•	ethical track record

B. Classification/Declassification of the Board

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

II. Executive Compensation

We believe in pay for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

1. Over the long-term, what is the minimum level of shareholder returns below which management’s performance would be considered poor?

•	Performance below that of the S&P 500.

•	Performance below a pre-selected group of competitors.

•	Performance below the company’s cost of equity capital.

2. Does the company’s proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is “yes,” as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate—or actually do not go up at all but are simply volatile—over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have devolved guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America’s Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,

•	We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

•	We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

•	We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

•	We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.

•	We will generally vote against multi-year authorizations of shares to be used for compensation unless the company’s past actions have been consistent with these policies.

•	We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

III. Tender Offer Defenses

A. Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B. Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

IV. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry

•	management’s track record

•	background to the proxy contest

•	qualifications of director nominees (both slates)

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	stock ownership positions

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We will generally vote for proposals that seek to fix the size of the board.

We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.

VI. Auditors

A. Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. (Sarbanes-Oxley mandates that the partners on a company’s audit engagement be subject to five-year term limits.)

VII. Miscellaneous Governance Provisions

A. Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote for management proposals to adopt confidential voting.

B. Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

D. Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E. Stock Ownership Requirements

We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F. Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

H. Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J. Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to restore or permit cumulative voting.

L. Establish/Amend Nominee Qualifications

We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

M. Filling Vacancies/Removal of Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-Related Compensation Proposals

•	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

•	Approval of Cash or Cash-and-Stock Bonus Plans

We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

P. Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Q. Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

R. 401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

S. Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.

We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.

T. Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.

We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

VIII. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

IX. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits

•	offer price (cost vs. premium)

•	prospects of the combined companies

•	how the deal was negotiated

•	changes in corporate governance and their impact on shareholder rights

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We will generally vote for changing the corporate name.

X. Social and Environmental Issues

In general, we abstain from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

XI. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company’s industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company’s peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an “allowable increase” for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the “allowable increase” we will generally vote against the proposal.

B. Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. Adjust Par Value of Common Stock

We will generally vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

•	Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control—Will the transaction result in a change in control of the company?

•	Bankruptcy—Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders.

•	It is not designed to preserve the voting power of an insider or significant shareholder.

J. Issue Stock for Use with Rights Plan

We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. Preferred Stock

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

We will generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

L. Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. Reverse Stock Splits

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

N. Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

SALOMON BROTHERS ASSET MANAGEMENT INC (Salomon Brothers)

Summary of Proxy Voting Procedures

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract; vote proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser; and for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.

In voting proxies, CAM is guided by general fiduciary principles. CAM’s goal is to act prudently, solely in the interest of the beneficial owners of the accounts it manages, and for the exclusive purpose of providing benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will do the most to maximize shareholder value.

Each business unit within CAM is responsible for researching and deciding proxies for the accounts that they manage. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. Certain business units may rely on an external service provider to provide them with certain information with regard to proxy votes). However, such recommendations do not relieve the adviser (business unit) of the duty to make an independent decision with regard to the proxy vote.

FUND ASSET MANAGEMENT, L.P. doing business as Mercury Advisors (Mercury)

Proxy Voting Policies and Procedures

Mercury Advisors has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that Mercury considers the interests of its clients, including the Funds, and not the interests of Mercury, when voting proxies and that real (or perceived) material conflicts that may arise between Mercury’s interest and those of its clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, Mercury has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of Mercury’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from Mercury’s Legal department appointed by Mercury’s General Counsel. The Committee’s membership shall be limited to full-time employees of Mercury. No person with any investment banking, trading, retail brokerage or research responsibilities for Mercury’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with Mercury might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. Mercury believes that certain proxy voting issues require investment analysis—such as approval of mergers and other significant corporate transactions—akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for Mercury on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that Mercury will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all Mercury’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist Mercury in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury by ISS include in-depth research, voting recommendations (although Mercury is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

Mercury’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, Mercury generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, Mercury will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, Mercury may be required to vote proxies in respect of an issuer where an affiliate of Mercury (each, an “Affiliate”), or a money management or other client of Mercury (each, a “Client”) is involved. The Proxy Voting Procedures and Mercury’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by Mercury’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of Mercury’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter Mercury’s normal voting guidelines or, on matters where Mercury’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to Mercury on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with Mercury’s fiduciary duties.

In addition to the general principles outlined above, Mercury has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and Mercury may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

Mercury has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

HARRIS ASSOCIATES L.P. (Harris)

Proxy Voting Policies

Harris Associates L.P. (“Harris”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1. Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

6. Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3. Harris will normally vote in favor of proposals to require expensing of options.

4. Harris will normally vote against proposals to permit repricing of underwater options.

5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

6. Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1. Harris will normally vote in favor of proposals to increase authorized shares.

2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

4. Harris will normally vote against the issuance of poison pill preferred shares.

5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services (“ISS”). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee.    The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris’ Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator.    The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services.    Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions.    As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm’s research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm’s Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services’ guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots.    For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds’ custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds’ custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm’s own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting.    Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.